                                                                   EXHIBIT 10.22

                                                                  EXECUTION COPY


                                 GRUPO TMM, S.A.
                    and the Subsidiaries signatories hereto,
                                   as Sellers

                                 GRUPO TMM, S.A.
               as Sellers' Representative, Guarantor and Servicer

                                       and

                              THE BANK OF NEW YORK,
                                   as Trustee
                       on behalf of the Certificateholders
                          of the Logistics Trust 2000-A


                            -------------------------

               SECOND AMENDED AND RESTATED MASTER TRUST AGREEMENT

                          Dated as of December 10, 2002

                                TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----

ARTICLE I         DEFINITIONS.............................................................................1
     Section 1.1        Definitions.......................................................................1
     Section 1.2        Other Definitional Provisions....................................................28
     Section 1.3        Effectiveness....................................................................29

ARTICLE II        CONVEYANCE OF PURCHASED RECEIVABLES; ISSUANCE OF CERTIFICATES..........................29
     Section 2.1        Conveyance of Purchased Receivables..............................................29
     Section 2.2        Certain Understandings Regarding the Purchased Receivables.......................29
     Section 2.3        Acceptance by Trustee............................................................30
     Section 2.4        Issuance of Certificates.........................................................30
     Section 2.5        Tax Indemnity....................................................................30
     Section 2.6        Tax Treatment....................................................................31
     Section 2.7        True Sales.......................................................................31

ARTICLE III       THE SELLERS............................................................................32
     Section 3.1        Representations and Warranties of the Sellers....................................32
     Section 3.2        Covenants of the Sellers.........................................................39
     Section 3.3        Merger or Consolidation of, or Assumption of the Obligations of any Seller.......47
     Section 3.4        Indemnification by TMM...........................................................49
     Section 3.5        Guarantor as Sellers' Representative.............................................52
     Section 3.6        Sellers May Own Certificates.....................................................52
     Section 3.7        Subordinated Certificates........................................................53
     Section 3.8        Limitations on Sellers', TMM Multimodal's Liability; Sellers' Right to
                        Subrogation and Reimbursement....................................................53

ARTICLE IV        RIGHTS OF CERTIFICATEHOLDERS AND SELLERS; ALLOCATION AND APPLICATION OF
                  COLLECTIONS AND RECEIVABLE SHORTFALL PAYMENTS..........................................53
     Section 4.1        Establishment of Accounts and Allocations........................................53
     Section 4.2        Receivable Shortfall Payments....................................................55
     Section 4.3        Multimodal Prepayment Proceeds and Port Shares Prepayment Proceeds...............56

ARTICLE V         THE CERTIFICATES.......................................................................58
     Section 5.1        The Certificates.................................................................58
     Section 5.2        Authentication of Certificates...................................................59
     Section 5.3        Registration of Transfer and Exchange of Certificates............................60
     Section 5.4        Mutilated, Destroyed, Lost or Stolen Certificates................................64
     Section 5.5        Persons Deemed Owners............................................................64
     Section 5.6        Appointment of Paying Agent......................................................65
     Section 5.7        Access to List of Certificateholders' Names and Addresses........................66

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                        Page
                                                                                                        ----
     Section 5.8        Authenticating Agent.............................................................67
     Section 5.9        Tender of Sellers' Certificate...................................................68
     Section 5.10       Global Certificate; Euro-Certificate Exchange Date...............................70
     Section 5.11       Book-Entry Certificates..........................................................70
     Section 5.12       Notices to Clearing Agency.......................................................71
     Section 5.13       Definitive Certificates..........................................................71
     Section 5.14       Subordination of Subordinated Certificates and Sellers' Certificate..............71

ARTICLE VI        THE SERVICER...........................................................................73
     Section 6.1        Acceptance of Appointment and Other Matters Relating to the Servicer.............73
     Section 6.2        Representations and Warranties of the Servicer...................................74
     Section 6.3        Covenants of the Servicer........................................................75
     Section 6.4        [Intentionally Omitted]..........................................................77
     Section 6.5        Termination of the Servicer......................................................77
     Section 6.6        Assumption of the Obligations of the Servicer....................................78
     Section 6.7        Resignation of the Servicer......................................................79
     Section 6.8        Limitation on Liability of the Servicer and Others...............................79
     Section 6.9        Indemnification of the Servicer..................................................79
     Section 6.10       Access to Certain Documentation and Information Regarding the Purchased
                        Receivables......................................................................80
     Section 6.11       Servicer May Own Certificates....................................................80

ARTICLE VII       RAPID AMORTIZATION EVENTS..............................................................80
     Section 7.1        Rapid Amortization Events........................................................80
     Section 7.2        Additional Rapid Amortization Events.............................................83
     Section 7.3        Additional Remedies of Certificateholders........................................84

ARTICLE VIII      THE TRUSTEE............................................................................84
     Section 8.1        Duties of Trustee................................................................84
     Section 8.2        Certain Matters Affecting the Trustee............................................88
     Section 8.3        Trustee Fees and Expenses........................................................90
     Section 8.4        Eligibility Requirements for Trustee; Termination of Qualified Institution.......90
     Section 8.5        Resignation or Removal of Trustee................................................91
     Section 8.6        Successor Trustee................................................................91
     Section 8.7        Merger or Consolidation of Trustee...............................................92
     Section 8.8        Appointment of Co-Trustee or Separate Trustee....................................92
     Section 8.9        Tax Returns......................................................................93
     Section 8.10       Trustee May Enforce Claims Without Possession of Certificates....................94
     Section 8.11       Suits for Enforcement............................................................94

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                        Page
                                                                                                        ----
     Section 8.12       Rights of Certificateholders to Direct Trustee...................................94
     Section 8.13       Representations and Warranties of Trustee........................................94
     Section 8.14       Maintenance of Office or Agency..................................................95
     Section 8.15       Trustee May Own Certificates.....................................................95
     Section 8.16       Indemnification of Trustee.......................................................95

ARTICLE IX        TERMINATION............................................................................96
     Section 9.1        Termination of Trust.............................................................96
     Section 9.2        Mandatory Repurchase and Final Termination of Investor Certificates of
                        any Series.......................................................................96
     Section 9.3        Final Payment with Respect to any Series.........................................96
     Section 9.4        Sellers' Termination Rights......................................................97

ARTICLE X         MISCELLANEOUS PROVISIONS...............................................................97
     Section 10.1       Amendment........................................................................97
     Section 10.2       Protection of Right, Title and Interest to Trust.................................99
     Section 10.3       Limitation on Rights of Certificateholders.......................................99
     Section 10.4       GOVERNING LAW...................................................................100
     Section 10.5       Notices.........................................................................101
     Section 10.6       Severability of Provisions......................................................101
     Section 10.7       Certificates Non-Assessable and Fully Paid......................................101
     Section 10.8       Further Assurances..............................................................101
     Section 10.9       No Waiver; Cumulative Remedies..................................................102
     Section 10.10      Counterparts....................................................................102
     Section 10.11      Third-Party Beneficiaries.......................................................102
     Section 10.12      Actions by Certificateholders...................................................102
     Section 10.13      Rule 144A Information...........................................................102
     Section 10.14      Merger and Integration..........................................................102
     Section 10.15      Headings........................................................................103
     Section 10.16      Binding Effect..................................................................103
     Section 10.17      FORUM SELECTION AND SUBMISSION TO JURISDICTION..................................103
     Section 10.18      WAIVER OF JURY TRIAL............................................................104
     Section 10.19      Confidentiality.................................................................104
     Section 10.20      Set-off.........................................................................104

                                TABLE OF CONTENTS
                                  (continued)

EXHIBIT A.   -          Form of Sellers' Certificate
EXHIBIT B.   -          Form of Weekly Trustee Report
EXHIBIT C.   -          Form of Servicer Report
EXHIBIT D.   -          Form of Monthly Trustee Report
EXHIBIT E.   -          Form of Annual Servicer's Certificate
EXHIBIT F-1  -          Form of Transfer Certificate
EXHIBIT F-2  -          Form of Transfer Certificate for Transfer From U.S.
                        Registered Certificate to Regulation S Certificate
EXHIBIT F-3  -          Form of Transfer Certificate for Transfer From
                        Regulation S Certificate to U.S. Registered Certificate
EXHIBIT G    -          Form of Opinion of Counsel
EXHIBIT H    -          Form of Notification and Acknowledgment
EXHIBIT I    -          Form of Guaranty
EXHIBIT J               Form of Option Agreement
EXHIBIT K               Form of Put Option Agreement
EXHIBIT L    -          Form of Subordinated Certificate
EXHIBIT M    -          Form of Servicer Report (Receivable Shortfall Payments)
EXHIBIT N    -          Form of Paying and Conversion Agency Agreement
EXHIBIT O    -          Form of Control Agreement
EXHIBIT P               Form of Series 2002-A Supplement
EXHIBIT Q    -          Form of Port Option Agreement
EXHIBIT R               Form of Port Put Option Agreement


SCHEDULE 1-A     -         Sweep Account
SCHEDULE 1-B     -         Collection Account
SCHEDULE 1-C     -         Wire Instructions
SCHEDULE 1-D     -         Peso Denominated Account

SCHEDULE 2       -         TMM Credit and Collection Policies
SCHEDULE 3       -         Ineligible Receivable Criteria
SCHEDULE 4       -         Obligor Agreements
SCHEDULE 5       -         Initial Eligible Open Account Obligors
SCHEDULE 6       -         Excess Receivables Thresholds
SCHEDULE 7       -         Liens
SCHEDULE 8       -         Past due Receivables

     This Second Amended and Restated Master Trust Agreement, dated as of December 10, 2002, by and among Grupo TMM, S.A, a corporation organized under the laws of Mexico ("TMM"), as a Seller, Sellers' Representative, Guarantor and Servicer, and those certain wholly-owned subsidiaries of TMM which are signatories hereto (each a "SELLER" and together with TMM, collectively, the "SELLERS") and The Bank of New York, a New York banking corporation, as Trustee.

                                    RECITALS:

     1. The parties previously entered into that certain Master Trust Agreement, dated as of November 30, 2001, as amended by the Amendment and Waiver Agreement, dated as of August 23, 2002 among the Sellers, the Trustee and Citibank, N.A. (as so amended, "ORIGINAL MASTER TRUST AGREEMENT") whereby pursuant to the terms thereof the parties thereto provided for the creation of a trust for the purpose of acquiring from the Sellers and owning certain present and future receivables and rights related thereto, which Original Master Trust Agreement was amended and restated by that certain Amended and Restated Master Trust Agreement, dated as of October 25, 2002 (the "OCTOBER 2002 MASTER TRUST AGREEMENT").

     2. The Certificates issued pursuant to the terms of the October 2002 Master Trust Agreement are certain Investor Certificates dated as of October 25, 2002, the terms of which are specified in that certain Amended and Restated Series 2001-A Supplement, dated as of October 25, 2002, among TMM, each other Seller, the Trustee and Citibank, N.A., as purchaser (the "OCTOBER 2002 SERIES 2001-A SUPPLEMENT"), that certain Series 2002-A Supplement, dated as of October 25, 2002, among TMM, each other Seller, the Trustee and Maple, as purchaser (the "OCTOBER 2002 SERIES 2002-A SUPPLEMENT") and a Sellers' Certificate, dated as of October 25, 2002.

     3. The parties hereto, Citibank, N.A. ("CITIBANK") and Maple desire to amend the October 2002 Transaction Documents by entering into the Amendment Documents, to permit among other things, the amendment and modification of certain covenants and conditions in the October 2002 Transaction Documents and the issuance to Citibank of additional Series 2001--A Certificates which will be issued pursuant to the Second Amended and Restated Series 2001-A Supplement, dated as of December 10, 2002, among TMM, each other Seller, the Trustee and Citibank (as so amended and restated, the "SERIES 2001-A SUPPLEMENT").

     In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Certificateholders:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 DEFINITIONS. Whenever used in this Master Trust Agreement, the following words and phrases shall have the following meanings:

     "ACCREDITED INVESTOR" shall mean a Person that is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

     "ACCRUAL PERIOD" shall mean, with respect to any Distribution Date, the period beginning on and including the previous Distribution Date to and including the day preceding the current Distribution Date; PROVIDED, HOWEVER, with respect to the first Distribution Date for any Series, the Accrual Period shall begin on (and include) the Closing Date of such Series and end on (and include) the day preceding the first Distribution Date after such Closing Date.

     "ACKNOWLEDGMENT" shall mean each Notification and Acknowledgment substantially in the form of EXHIBIT H hereto between the Seller of any Purchased Receivables and a Customer Obligor under an Open Account Receivable or a Customer Obligor under a Committed Receivable pursuant to which such Persons have agreed, for the benefit of the Trustee under the Trust, among other things, to cause all payments due from such Obligors, to or for the account of such Seller with respect to the applicable Purchased Receivables, to be made directly to the Peso Denominated Account if payable in Pesos and to be made directly to the Sweep Account if payable in Dollars.

     "ADDITIONAL AMOUNTS" shall mean additional amounts as may be necessary in order to ensure that the net amounts receivable by each Certificateholder after any withholding or deduction on account of Covered Taxes are the same as if such Covered Taxes were not imposed.

     "ADDITIONAL LIENS" shall have the meaning specified in SECTION
3.2(aa)(xiii).

     "ADDITIONAL SERIES 2001-A CERTIFICATES" shall have the meaning specified in the Series 2001-A Supplement.

     "ADDITIONAL SERIES 2001-A FULL REPURCHASE PAYMENT" shall have the meaning specified in the Series 2001-A Supplement.

     "AFFECTED CERTIFICATEHOLDER OR SERIES" shall have the meaning specified in
SECTION 10.3(c).

     "AFFILIATE" of any Person shall mean any other Person controlling, controlled by or under common control with such Person.

     "AGGREGATE CERTIFICATE BALANCE" shall mean, as of any date of determination, the sum of the Certificate Balances of all outstanding Series as of such date of determination.

     "AGGREGATE FULL REPURCHASE PAYMENTS" shall mean, as of any date of determination, the sum of the Series 2001-A Full Repurchase Payment and the Series 2002-A Full Repurchase Payment.

     "AGGREGATE REQUIRED COVERAGE AMOUNTS" shall mean, as of any date of determination, the sum of all of the Required Coverage Amounts for all Series outstanding as of such date.

     "AMENDMENT DOCUMENTS" shall mean this Agreement, the Series 2001-A Supplement, the Amendment to Series 2002-A Supplement and Consent, the TMM Port Option and Put Agreements, the Additional Series 2001-A Certificates, the Amendment to Control Agreement, the Amendment to Conversion Agreement, the Amendment to Guaranty, the Amendment to Option Agreement, the Amendment to Put Agreement and the Amendment Fee Letter.

     "AMENDMENT FEE LETTER" shall mean that certain Fee Letter, dated as of December 10, 2002, between TMM and Citibank.

     "AMENDMENT TO CONTROL AGREEMENT" shall mean that certain Amendment Number One to Amended and Restated Account Control Agreement, dated as of December 10, 2002, among TMM, each other Seller, the Trustee and Citibank.

     "AMENDMENT TO CONVERSION AGREEMENT" shall mean that certain Amendment Number One to Amended and Restated Paying Agency and Conversion Agreement, dated as of December 10, 2002, among TMM, each other Seller, the Trustee and Scotiabank Inverlat, S.A.

     "AMENDMENT TO GUARANTY" shall mean that certain Amendment Number One to Amended and Restated Guaranty, dated as of December 10, 2002, between TMM and the Trustee.

     "AMENDMENT TO OPTION AGREEMENT" shall mean that certain Amendment Number One to Amended and Restated Option Agreement, dated as of December 10, 2002, between TMM Multimodal and the Trustee.

     "AMENDMENT TO PUT OPTION AGREEMENT" shall mean that certain Amendment Number One to Amended and Restated Put Option Agreement, dated as of December 10, 2002, between TMM Multimodal and the Trustee.

     "AMENDMENT TO SERIES 2002-A SUPPLEMENT AND CONSENT" shall mean that certain Amendment Number One to Series 2002-A Supplement and Consent, dated as of December 10, 2002, among TMM, each other Seller, the Trustee and Maple.

     "APPLICABLE LAW" shall mean, as to any Person, any law (including common law), treaty, rule or regulation, or any determination of any Governmental Authority, in each case applicable to or binding upon such Person or any of its Property, or to which such Person or any of its Property is subject.

     "APPLICANTS" shall have the meaning specified in SECTION 5.7.

     "ASSET DISPOSITION" shall mean any sale, lease, conveyance, transfer or other disposition (or series of related sales, leases, conveyances, transfers or dispositions) of any Capital Stock of a Restricted Subsidiary of TMM (whether or not upon issuance), property or other assets (each referred to for the purposes of this definition as a "disposition") by TMM or any of its Restricted Subsidiaries, whether for cash or other consideration, other than (i) a disposition by a Wholly-Owned Subsidiary of TMM to TMM or another Wholly-Owned Subsidiary of TMM, (ii) a disposition by TMM to a Wholly-Owned Subsidiary of TMM, (iii) the disposition in any single transaction or series of transactions of any assets or Capital Stock or other ownership interest by TMM or its Restricted Subsidiaries if the gross proceeds thereof (exclusive of indemnities) do not exceed U.S.$10,000,000 (such proceeds, to the extent not in cash, to be determined in good faith by the Board of Directors) in any 12-month period, (iv) an exchange of assets for like kind assets, provided the assets received are to be used in the lines of business engaged in by TMM or any of its Restricted Subsidiaries on the Initial Closing Date or reasonably related extensions of such lines of business, (v) a disposition that is governed by Section 3.3 of the Master Trust Agreement and (vi) a disposition of assets in one or a series of related transactions which are no longer used or, in the reasonable opinion of TMM (which, in the case of each disposition for gross proceeds in excess of U.S.$2,000,000, will be evidenced by a Board Resolution as set forth in an Officers' Certificate from TMM delivered to the Trustee), useful in the business of TMM or any Restricted Subsidiary.

     "ASSOCIATE" shall have the meaning assigned to such term in Rule 12b-2 of the rules and regulations of the Securities and Exchange Commission promulgated under the Exchange Act.

     "BANKRUPTCY CODE" means The Bankruptcy Reform Act of 1978, as amended.

     "BEARER CERTIFICATE" shall have the meaning specified in SECTION 5.1(b).

     "BEARER CERTIFICATEHOLDER" shall mean the Holder of a Bearer Certificate.

     "BOARD OF DIRECTORS" shall mean the Board of Directors of any Person, or any duly authorized committee of such Board or any officers of such Person duly authorized so to act by such Board, PROVIDED that if the transaction giving rise to the need for action by the Board of Directors of such Person, together with any related transactions, involve aggregate value or consideration in excess of U.S.$10,000,000, "Board of Directors" means the entire Board of Directors of such Person and not a committee of such Person or an officer of such Board; PROVIDED, FURTHER, that any action required to be taken by the Board of Directors of TMM or any of its Restricted Subsidiaries with respect to the sale or sale and leaseback of any individual vessel may be taken by the Executive Committee of such Board of Directors.

     "BOARD RESOLUTION" shall mean a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of any Person to have been duly adopted by the Board of Directors, or by the Executive Committee of the Board of Directors or any other committee to the extent that such other committee has been authorized by the Board of Directors to adopt a "Board Resolution" for purposes hereof, and to be in full force and effect on the date of such certification, or a certificate executed by officers of such Person to the extent that such officers have been authorized to act for purposes hereof setting forth the action taken by such officers and stating that the officers are duly authorized to take such action, in each case as filed with the corporate records of such Person.

     "BOOK-ENTRY CERTIFICATES" shall mean beneficial interests in Registered Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in SECTION 5.11; PROVIDED, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer authorized and Definitive Certificates are to be issued to the Certificate Owners, such Definitive Certificates shall replace Book-Entry Certificates.

     "BUSINESS DAY" shall mean any day other than a day on which banking institutions in Mexico City, Mexico or The City of New York, New York are permitted or required by law, executive order or governmental decree to remain closed.

     "CAPITAL STOCK" shall have the meaning specified in the Series 2001-A Supplement.

     "CAPITALIZED LEASE LIABILITY" of any Person shall mean any obligation of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property that is required to be classified and accounted for as a capital lease obligation on a balance sheet of such Person under IAS and, for purposes of the Transaction Documents, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with IAS. For purposes of this definition, with respect to TMM, "Person" means TMM and/or any Restricted Subsidiary of TMM.

     "CERTIFICATES" shall mean (i) the Investor Certificates of any Series, (ii) the Subordinated Certificates and (iii) the Sellers' Certificate.

     "CERTIFICATE ACCOUNT" with respect to any Series, shall have the meaning specified in the Supplement for such Series.

     "CERTIFICATE BALANCE" shall mean, with respect to any Series as of any date of determination, the Initial Certificate Balance of the Investor Certificates of such Series reduced by all payments of principal made prior to such date with respect to such Series.

     "CERTIFICATE OWNER" shall mean, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of the interest in such Book-Entry Certificate, as may be reflected on the books of the Clearing Agency, or on the books of such Person maintaining an account with such Clearing Agency (directly or as an indirect Clearing Agency Participant, in accordance with the rules of such Clearing Agency).

     "CERTIFICATE RATE" shall mean, with respect to any Series of Certificates, the percentage (or formula on the basis of which such rate shall be determined) as set forth in the related Supplement.

     "CERTIFICATE REGISTER" shall mean the register maintained pursuant to
SECTION 5.3, providing for the registration of the Certificates and transfers and exchanges thereof.

     "CERTIFICATEHOLDER" shall mean the Person in whose name a Certificate is registered in the Certificate Register or the bearer of a Bearer Certificate.

     "CHANGE IN CONTROL" shall mean, with respect to any Seller, a situation where either (i) any person or group within the meaning of Section 13(d)(3) of the Exchange Act (a "GROUP") together with any Affiliates and Associates of any thereof, other than (A) the Serrano Segovia family, its Affiliates and Associates and (B) the CPO Trustee and any successor to the CPO Trustee, shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) at least 35% of the total voting power of all classes of capital stock of such Seller entitled to vote generally in the election of directors of such Seller; PROVIDED, that, in the event that 100% of the total voting power of all classes of a Seller's Capital Stock entitled to vote generally in the election of directors of such Seller is held by any other Person, a Change in Control shall be determined with respect to such Seller as if such Seller was such other Person; or (ii) such Seller is liquidated or dissolved or the stockholders of such Seller adopt a plan for the liquidation or dissolution of such Seller.

     "CHANGE IN LAW" shall mean a change in any treaty, law or regulation or in the interpretation thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof, or the introduction of any law or regulation, including, without limitation, with respect to withholding on payments made to Hacienda Banks.

     "CITIBANK" shall have the meaning set forth in the third recital.

     "CLASS" shall mean, with respect to any Series, any one of the classes of Certificates of that Series as specified in the related Supplement.

     "CLEARING AGENCY" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, or a Foreign Clearing Agency.

     "CLEARING AGENCY PARTICIPANT" shall mean a securities broker or dealer, bank, trust company, clearing corporation, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "CLEARSTREAM" shall mean Clearstream, SOCIETE ANONYME.

     "CLOSING DATE" shall mean, with respect to any Series, the date of issuance of such Series, as specified in the related Supplement, and shall include the Initial Closing Date, the Second Closing Date and, as to the Additional Series 2001-A Certificates, the Third Closing Date.

     "CNBV" shall mean the Comision Nacional Bancaria y de Valores of Mexico.

     "COLLECTION ACCOUNT" shall have the meaning specified in SECTION 4.1(a).

     "COLLECTION PERIOD" shall mean with respect to any Distribution Date, the period beginning on and including the first day of the first preceding full calendar quarter to and including the last day in the first preceding calendar month; PROVIDED, HOWEVER, with respect to the first Distribution Date for any Series, the Collection Period shall begin on (and include) the Closing Date of such Series and end on (and include) the last day of the calendar month first preceding the first Distribution Date to occur after the Closing Date.

     "COLLECTION SUBACCOUNT" shall have the meaning specified in SECTION 4.1(a).

     "COLLECTIONS" shall mean, with respect to any Purchased Receivable, all Dollar funds which either (a) are received by the Trust as a Dollar deposit (including any Dollar deposits made from the Peso Denominated Account) into the Collection Account from or on behalf of the related Customer Obligor in respect of Open Account Receivables or Committed Receivables or applied to such amounts (including, without limitation, insurance payments that the Trust applies in the ordinary course of business to amounts owed in respect of such Purchased Receivables and net proceeds of sale or other disposition of repossessed goods or other collateral or property of such Obligors or any other party directly or indirectly liable for payment of such Purchased Receivable and available to be applied thereon), or (b) all other payments identified as Collections in the Supplement for a Series.

     "COMMITTED OBLIGOR AGREEMENT" shall mean, at any date of determination, an Obligor Agreement with respect to which the Eligible Obligor has agreed to purchase Services from a Seller for a period of at least one (1) year after the Series Termination Date of any Series of Certificates outstanding at such date.

     "COMMITTED RECEIVABLE" shall mean a Receivable from an Obligor obligated thereon pursuant to a Committed Obligor Agreement, or otherwise other than on an open account basis.

     "CONSULTATION PERIOD" shall have the meaning specified in SECTION 8.1(d).

     "CONTROL AGREEMENT" shall mean that certain Amended and Restated Account Control Agreement among the Trustee, the Sellers and Citibank, dated as of October 25, 2002, in the form attached hereto as EXHIBIT O, as the same may be amended from time to time, including without limitation, as amended by the Amendment to Control Agreement.

     "CONVERSION AGREEMENT" shall mean that certain Amended and Restated Paying and Conversion Agency Agreement among the Trustee, the Sellers and Scotiabank Inverlat, S.A., dated as of October 25, 2002, in the form attached hereto as EXHIBIT N, as the same may be amended from time to time, including without limitation, as amended by the Amendment to Conversion Agreement.

     "CORPORATE TRUST OFFICE" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Master Trust Agreement is located at 101 Barclay Street, Floor 21W, New York, New York 10286, Attn: Global Structured Products Unit.

     "COUPONS" shall have the meaning specified in SECTION 5.1(b).

     "COVERED TAXES" shall have the meaning specified in SECTION 3.4(c).

     "CPO TRUSTEE" shall mean the trustee with respect to TMM's outstanding CERTIFICADOS DE PARTICIPACION ORDINARIOS.

     "CUMULATIVE REQUIRED INVESTOR CERTIFICATEHOLDERS" shall mean with respect to actions or decisions of the Investor Certificateholders, Investor Certificateholders holding Investor Certificates at least equal to 51% of the aggregate outstanding principal amount of all Investor Certificates of all Series.

     "CUMULATIVE REQUIRED INVESTOR CERTIFICATEHOLDERS (SUPER MAJORITY)" shall mean with respect to actions or decisions of the Investor Certificateholders, Investor Certificateholders holding Investor Certificates at least equal to 66-2/3% of the aggregate principal amount of all Investor Certificates of all Series.

     "CUSTOMER OBLIGOR" shall mean each customer obligor under any Receivable.

     "DEFINITIVE CERTIFICATE" shall have the meaning specified in SECTION 5.11.

     "DEFINITIVE EURO-CERTIFICATE" shall have the meaning specified in SECTION 5.10.

     "DEPOSITORY" shall have the meaning specified in SECTION 5.11.

     "DEPOSITORY AGREEMENT" shall mean, with respect to each Series, the agreement among the Sellers, the Trustee and the Clearing Agency, in the form provided in the related Supplement.

     "DETERMINATION DATE" shall mean the Second Business Day prior to each Distribution Date.

     "DISTRIBUTION AMOUNT" shall mean, with respect to each Series of outstanding Certificates on any date of determination, without duplication, an amount equal to the sum of (a) the Quarterly Interest (including any accrued Quarterly Interest that became due on any prior Distribution Date that has not been distributed) due on the Investor Certificates for such Series on such date (if such date is a Distribution Date) or on the next succeeding Distribution Date (if such date is not a Distribution Date), (b) the Principal Amortization Amount, (c) the aggregate Additional Amounts scheduled to be due in respect of such Quarterly Interest for such Series (to the extent the Sellers have not made payments then due directly to the relevant taxing authorities), (d) the Servicer's fees due with respect to such Series on such date (if such date is a Distribution Date) or on the next succeeding Distribution Date (if such date is not a Distribution Date), and (e) the aggregate fees and other aggregate required transaction costs due on such date (if such date is a Distribution
Date) or on the next succeeding Distribution Date (if such date is not a Distribution Date) for such Series (such as servicing, administration, Enhancement and other fees due to third parties regularly as part of such Series).

     "DISTRIBUTION DATE" shall mean the fifth calendar day, or if such day is not a Business Day, the immediately succeeding Business Day, of each calendar quarter thereafter.

     "DOCUMENT CLOSING DATE" shall mean November 30, 2001, the date each party thereto executed and delivered the Original Master Trust Agreement, the Original Series 2001-A Supplement, the Original Guaranty and the Original Fee Letter.

     "DOLLARS", "$" or "U.S. $" shall mean United States dollars.

     "ELIGIBLE COMMITTED RECEIVABLE" shall mean a Committed Receivable that satisfies each of the following criteria:

          (i) Such Committed Receivable shall satisfy the criteria in CLAUSES (i)-(viii) in the definition of "Eligible Open Account Receivable", and

          (ii) Such Committed Receivable shall have arisen under a Committed Obligor Agreement.

     "ELIGIBLE OBLIGOR" shall mean a related Customer Obligor that satisfies each of the following criteria:

          (i) Such Customer Obligor shall be a company listed on SCHEDULE 5 hereto or such other Customer Obligor as shall be approved by amending
     SCHEDULE 5 in accordance with SECTION 10.1(b);

          (ii) Other than PEMEX, such Customer Obligor shall not be a government or governmental subdivision or agency; and

          (iii) Such Customer Obligor shall have executed and delivered to the Trustee an Acknowledgment in favor of the Trust that is the legal, valid and binding obligation of, and enforceable in accordance with its terms against, such Obligor.

     "ELIGIBLE OPEN ACCOUNT RECEIVABLE" shall mean an Open Account Receivable payable by an Eligible Obligor that satisfies each of the following criteria:

          (i) Such Open Account Receivable shall have been conveyed to the Trust under Mexican law, subject to the written consent of the related Customer Obligor, which consent shall have been obtained prior to such Open Account Receivable becoming an Eligible Open Account Receivable; the related Customer Obligor shall have been notified in writing of the conveyance to the Trust and executed an acknowledgement; and the applicable Seller shall have taken all other steps necessary to convey any such Receivable to the Trust as requested by the Trustee so as to make such conveyance enforceable against all creditors of the applicable Seller and any bankruptcy trustee, receiver or official in any bankruptcy, CONCURSO MERCANTIL or insolvency proceeding in which the applicable Seller is the debtor;

          (ii) Such Open Account Receivable shall be invoiced and denominated in Dollars and/or Pesos and except as otherwise provided for in SECTION 4.1(c), payable in Dollars outside of Mexico;

          (iii) Such Open Account Receivable shall be in full force and effect and constitute a legal, valid and binding obligation of an Eligible Obligor, arising from Services performed in the ordinary course of the applicable Seller's business that have been performed and, to the best of such Seller's knowledge, been accepted by such Obligor;

          (iv) Such Open Account Receivable shall not be subject to any dispute, offset or right of rescission, or counterclaim or defense, and such Open Account Receivable shall be free from any Liens;

          (v) The contract terms of such Open Account Receivable shall require payment within sixty (60) days of the date of performance of the related Services or as set forth in any applicable Supplement;

          (vi) Such Open Account Receivable shall satisfy all applicable requirements of the TMM Credit and Collection Policies;

          (vii) Such Open Account Receivable shall not contravene any applicable law, rule or regulation, and the applicable Seller shall not be in violation of any applicable law, rule or regulation in connection therewith in any material respect; and

          (viii) Such Open Account Receivable shall not be an Ineligible Receivable at the time of transfer to the Trust.

     "ELIGIBLE OWNER" shall mean a Person which is an Accredited Investor and either (A) a Hacienda Bank or (B) both (i) duly organized under the laws of the United States of America or any state or territory thereof and (ii) a resident of the United States of America for federal income tax purposes and for purposes of the U.S./Mexico Tax Treaty or (C) is a resident of a country having an income tax treaty with Mexico (is treated as a resident of such country for purposes of such income tax treaty) and complies with all of the requirements provided for by such tax treaty to be entitled to apply such tax treaty.

     "ELIGIBLE PURCHASED RECEIVABLES" shall mean, as of any date of determination, all Eligible Open Account Receivables and Eligible Committed Receivables, and Eligible Purchased Receivables shall exclude all Excess Receivables.

     "ENHANCEMENT" shall mean, with respect to any Series, the cash collateral account, surety bond, letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other contract or agreement for the benefit of the Certificateholders of such Series, as designated in the related Supplement.

     "ENHANCEMENT PROVIDER" shall mean, with respect to any Series, the Person, if any, designated as such in the related Supplement.

     "ENVIRONMENTAL LAW" shall mean any supranational, federal, national, state, provincial, tribal, local or municipal law, rule, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority relating to or imposing standards of conduct concerning the environment, health, safety or Hazardous Materials.

     "ENVIRONMENTAL PERMIT" shall mean any permit, approval, identification number, license or other authorization required under any Environmental Law.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "EUROCLEAR" shall mean the Euroclear system operated by Morgan Guaranty Trust Company of New York, Brussels office.

     "EURO CP FACILITY PAYMENT" shall mean the payments required to be made by TMM with respect to TMM's Euro-Commercial Paper Program established in April 1999 for issuances of up to U.S.$150,000,000.

     "EXCESS RECEIVABLES" shall mean with respect to any Eligible Obligor or the Nissan Group identified on SCHEDULE 6 hereto, any Eligible Purchased Receivables generated during any Quarterly Period in excess of the amounts set forth opposite the name of such Eligible Obligor on SCHEDULE 6 hereto.

     "EXCHANGE" shall have the meaning specified in SECTION 5.9(a).

     "EXCHANGE ACT" shall mean the Exchange Act of 1934, and the rules and regulations promulgated thereunder, in each case as amended from time to time.

     "EXCHANGE DATE" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in SECTION 5.9(a).

     "EXCHANGE NOTICE" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in SECTION 5.9(a).

     "EXISTING LIENS" shall have the meaning specified in SECTION 3.2(AA)(xiii).

     "EXPECTED FINAL DISTRIBUTION DATE" shall mean, with respect to any Series, the Expected Final Distribution Date as it is defined in the related Supplement for such Series.

     "FDIC" shall mean the Federal Deposit Insurance Corporation.

     "FINANCIAL OFFICER" shall have the meaning specified in SECTION 3.2(k).

     "FIRST AMENDMENT TO PEMEX RECEIVABLES SALE AGREEMENT" shall mean that certain First Amendment to PEMEX Receivables Sale Agreement, dated October 24, 2002, by and among the Trustee and Naviera del Pacifico, S.A. de C.V., as Seller.

     "FOREIGN CLEARING AGENCY" with respect to any Series, shall have the meaning specified in the related Supplement, if applicable.

     "FORM F-4" shall mean Registration Statement No. 333-99075 on Form F-4 filed by TMM and TMM Holdings, S.A. de C.V. with the Securities and Exchange Commission on August 28, 2002, as amended by Amendment No. 1 to Registration Statement No. 333-99075 on Form F-4 filed by the same parties with the Securities and Exchange Commission on September 27, 2002, which describes the offer by TMM to exchange new senior unsecured notes due 2009 for portions of the outstanding principal amount of its 9-1/2% notes due 2003 and 10-1/4% notes due 2006 issued pursuant to the Indentures.

     "GENERATION COVERAGE RATIO" shall mean, as of any Determination Date immediately following a Quarterly Period, the amount obtained by dividing (a) the Owed Amounts at the time of origination of Eligible Purchased Receivables generated during the Quarterly Period immediately preceding such Determination Date by (b) the Aggregate Required Coverage Amounts applicable to the Distribution Date immediately following such Quarterly Period; PROVIDED, HOWEVER, for purposes of calculating the Generation Coverage Ratio as of any such Determination Date, Owed Amounts shall exclude any amounts remaining unpaid at any time during such Quarterly Period described in clause (a) which were generated prior to such period.

     "GLOBAL CERTIFICATE" shall have the meaning specified in SECTION 5.10.

     "GOVERNMENTAL AUTHORITY" shall mean the United States of America, Mexico, any state or other political subdivision of either of the foregoing and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GRUPO TFM" shall mean Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., a corporation organized under the laws of Mexico.

     "GUARANTOR" shall mean TMM, with respect to the Guaranty.

     "GUARANTY" shall mean the Amended and Restated Guaranty, dated as of October 25, 2002, executed by TMM, in the form of EXHIBIT I hereto, as the same may be amended from time to time, including without limitation, as amended by the Amendment to Guaranty.

     "HACIENDA" shall mean the SECRETARIA DE HACIENDA Y CREDITO PUBLICO (Ministry of Finance and Public Credit) of Mexico.

     "HACIENDA BANK" shall mean a financial institution registered with Hacienda for purposes of Article 195-I of the LEY DEL IMPUESTO SOBRE LA RENTA of Mexico, which complies with the requirements provided for therein to be entitled to the lowest withholding tax on interest payments provided in such Article and is a resident of a country having an income tax treaty with Mexico (is treated as a resident of such country for purposes of such income tax treaty, and complies with all the requirements provided for by such tax treaty to be entitled to apply such tax treaty).

     "HAZARDOUS MATERIALS" shall mean (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

     "HOLDER" shall mean the Person in whose name a Certificate is registered in the Certificate Register or the bearer of a Bearer Certificate, as applicable.

     "IAS" shall mean accounting principles issued by the International Accounting Standards Committee as in effect from time to time, as consistently applied by the Sellers.

     "INDEBTEDNESS" with respect to any Person shall mean (without duplication) any liability, whether or not contingent, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures, or similar instruments, or (ii) representing the balance deferred and unpaid of the purchase price of any property, conditional sales obligations and obligations under any title retention agreement (but excluding trade account payables and other accrued current liabilities arising in the ordinary course of business), and shall also include (without duplication) (a) any Capitalized Lease Liability, (b) the maximum fixed repurchase price of any Disqualified Stock of such Person, (c) obligations of others secured by a Lien to which any property or asset, including leasehold interests under Capitalized Lease Liabilities and any other tangible or intangible property rights, owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed (provided that, if the obligations have not been assumed, such obligations shall be deemed to be in an amount equal to the fair market value of the property or properties to which the Lien relates, as determined in good faith by the Board of Directors of such Person as evidenced by a Board Resolution), (d) reimbursement obligations in respect of letters of credit (other than letters of credit issued for the benefit of trade creditors in the ordinary course of business of such Person in connection with obtaining goods, materials or services), (e) guarantees with respect to the foregoing items (regardless of whether the foregoing items would appear as a liability on a balance sheet of such person prepared on a consolidated basis in accordance with IAS) and (f) Swap Contracts; PROVIDED THAT, for the purpose of computing the amount of Indebtedness of such Person outstanding at any time, such items shall be excluded to the extent that they would be eliminated as intercompany items for purposes of such Person's consolidated financial statements. For purposes of the preceding sentence, the "maximum fixed repurchase price" of any Disqualified Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Supplement, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock (or any equity security for which it may be exchanged or converted), such fair market value shall be determined in good faith by the Board of Directors of such Person and evidenced by a Board Resolution. Notwithstanding anything in this definition to the contrary, "Indebtedness" shall not include (i) customer advance payments and customer deposits received by any Seller or any of TMM's Restricted Subsidiaries in the ordinary course of business or (ii) revenue and costs of voyages in process.

     For all purposes, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer but only if the obligee under such Indebtedness has recourse to such Person and its assets.

     "INDEMNIFIED LOSSES" shall have the meaning specified in SECTION 3.4(b).

     "INDEMNIFIED PARTY" shall have the meaning specified in SECTION 3.4(b).

     "INDENTURES" shall mean (a) the Indenture dated as of May 12, 1993, between TMM and Citibank, as Trustee, amended and restated as of January 25, 2001, with respect to the 9 1/2% Notes Due 2003 and (b) the Indenture dated as of November 26, 1996, between TMM and The Bank of New York, as Trustee, amended and restated as of January 25, 2001, with respect to the 10 1/4% Senior Notes Due 2006, as each may be amended from time to time.

     "INELIGIBLE RECEIVABLE" shall mean any Receivable which is not eligible to be transferred to the Trust as determined pursuant to SCHEDULE 3 hereto.

     "INITIAL CERTIFICATE BALANCE" shall mean, with respect to any Series of Certificates, the original principal amount of such Series, as specified in the related Supplement.

     "INITIAL CLOSING DATE" shall mean December 13, 2001.

     "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended together with the rules and regulations promulgated thereunder.

     "INVESTMENT GRADE" shall mean a long-term debt rating of at least BBB- by Standard & Poor's and Baa3 by Moody's.

     "INVESTOR CERTIFICATE" shall mean any one of the Bearer Certificates, the Registered Certificates or the Global Certificates executed and authenticated by the Trustee substantially in the form of the Investor Certificate attached as an exhibit to the related Supplement.

     "INVESTOR CERTIFICATEHOLDER" shall mean the Holder of an Investor Certificate.

     "LIEN" shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof), and any agreement to give a lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge or other encumbrance of any kind.

     "MAPLE" shall have the meaning specified in the Series 2002-A Supplement.

     "MARGIN STOCK" shall mean any "margin stock" or "margin security" as defined in Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     "MASTER TRUST AGREEMENT" shall mean this Second Amended and Restated Master Trust Agreement, dated as of December 10, 2002, and all amendments hereof and supplements hereto, including each Supplement.

     "MASTER TRUST AGREEMENT OVERRIDE SECTIONS" shall mean Sections 4.3, 5.9(b), 5.9(c), 8.1(d), 10.1 and 10.3(c) of this Master Trust Agreement.

     "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the rights and remedies of the Trustee or the Investor Certificateholders of any Series under this Master Trust Agreement, any Supplement or any other Transaction Document, (b) the collectibility of the Purchased Receivables (c) the Trustee's interest in the Trust Assets, (d) the ability of any Seller, the Guarantor, the Servicer, or with respect to the Option Agreement or Put Option Agreement, TMM Multimodal, to perform its obligations or to pay under any Transaction Document (whether (i) as a result of a material adverse effect on the business, condition (financial or otherwise), operations, performance or properties of any Seller, the Guarantor, the Servicer, or TMM Multimodal or (ii) for any other reason), or (e) the ability of the Sellers, Sellers' Representative or the Servicer to perform their collective obligations with respect to or to collect amounts owing with respect to the Purchased Receivables.

     "MEXICO" shall mean the United Mexican States.

     "MEXICO BANKRUPTCY LAW" shall mean the LEY DEL CONCURSOS MERCANTILES of Mexico.

     "MONTHLY TRUSTEE REPORT" shall mean the certificate required to be delivered by the Trustee as defined in SECTION 8.1(c), which shall be substantially in the form of EXHIBIT D hereto, with such changes as the Trustee may reasonably determine to be necessary or desirable; PROVIDED, HOWEVER, that no such change shall serve to exclude information required by this Master Trust Agreement or any Supplement to be included in the Monthly Trustee Report.

     "MOODY'S" shall mean Moody's Investors Service, Inc., and its successors and assigns.

     "MULTIMODAL PREPAYMENT EVENT" shall mean either:

               (i)      the occurrence of a TMM Multimodal Sale Event; or

               (ii) the obligation of TMM Multimodal to make any payment to the Trustee, including the payment of any Subordinated Certificate Purchase Price (as such term is defined in the Put Option Agreement), pursuant to the terms of the Put Option Agreement, but not including any payment pursuant to Section 2.3(ii) of the Put Option Agreement.

     "MULTIMODAL PREPAYMENT PROCEEDS" shall mean, with respect to any Multimodal Prepayment Event, the gross proceeds resulting from such Multimodal Prepayment Event without reduction or setoff for costs or expenses related to or resulting from such Multimodal Prepayment Event.

     "NEWCO" shall have the meaning specified in the Series 2001-A Supplement.

     "NEWCO OPTION AGREEMENT" shall have the meaning specified in the Series 2001-A Supplement.

     "NEWCO PUT OPTION AGREEMENT" shall have the meaning specified in the Series 2001-A Supplement.

     "NEWCO PORT OPTION AND PUT AGREEMENTS" shall mean the Newco Option Agreement and Newco Put Option Agreement.

     "NEWCO TRANSFER" shall have the meaning specified in the Series 2001-A Supplement.

     "NISSAN GROUP" shall mean Nissan Mexicana, S.A. de C.V.

     "NOTICE PERIOD" shall have the meaning specified in SECTION 7.1.

     "OBLIGOR" shall mean, with respect to any Purchased Receivable, the Customer Obligor.

     "OBLIGOR AGREEMENT" shall mean the agreement between a Customer Obligor and the Seller providing for the Customer Obligor's purchase of Services from the Seller, as amended or supplemented from time to time in accordance herewith, as identified on SCHEDULE 4, and any related shipping orders, bills of lading and other agreements.

     "OCTOBER 2002 CONTROL AGREEMENT" shall mean that Amended and Restated Account Control Agreement, dated as of October 25, 2002, among TMM, each other Seller and Citibank

     "OCTOBER 2002 CONVERSION AGREEMENT" shall mean that Amended and Restated Paying and Conversion Agency Agreement, dated as of October 25, 2002, among TMM, each other Seller and Scotiabank Inverlat, S.A.

     "OCTOBER 2002 FEE LETTER" shall mean that Fee Letter, dated as of October 25, 2002, between TMM and Citibank

     "OCTOBER 2002 GUARANTY" shall mean that Amended and Restated Guaranty, dated as of October 25, 2002, by TMM for the benefit of the "Beneficiaries" named therein.

     "OCTOBER 2002 MASTER TRUST AGREEMENT" shall have the meaning set forth in the first recital.

     "OCTOBER 2002 OPTION AGREEMENT" shall mean that certain Amended and Restated Option Agreement dated as of October 25, 2002, between TMM Multimodal and the Trustee.

     "OCTOBER 2002 PUT OPTION AGREEMENT" shall mean that certain Amended and Restated Put Option Agreement dated as of October 25, 2002, between TMM Multimodal and the Trustee.

     "OCTOBER 2002 SERIES 2001-A SUPPLEMENT" shall have the meaning set forth in the second recital.

     "OCTOBER 2002 SERIES 2002-A SUPPLEMENT" shall have the meaning set forth in the second recital.

     "OCTOBER 2002 TRANSACTION DOCUMENTS" shall mean the October 2002 Master Trust Agreement, the October 2002 Series 2001-A Supplement, the October 2002 Series 2002-A Supplement, the October 2002 Guaranty, the October 2002 Fee Letter, the October 2002 Control Agreement, the Sellers' Certificate, the October 2002 Conversion Agreement, the October 2002 Put Option Agreement and the October 2002 Option Agreement.

     "OFAC" shall have the meaning specified in SECTION 3.1(a)(xiv).

     "OFFICERS' CERTIFICATE" shall mean a certificate signed by a duly authorized officer of the applicable Seller, the Sellers' Representative or the Servicer on behalf of such applicable entity.

     "OPEN ACCOUNT RECEIVABLE" shall mean a Receivable from a Customer Obligor created on an open account basis.

     "OPINION OF COUNSEL" shall mean a written opinion of counsel, who may be counsel for or an employee of the Person providing the opinion and who shall be reasonably acceptable to the Trustee and which is addressed to the Trustee and each of the Investor Certificateholders for their reliance.

     "OPTION AGREEMENT" shall mean the Amended and Restated Option Agreement dated as of October 25, 2002, between TMM Multimodal and the Trustee, in the form of EXHIBIT J attached hereto, as the same may be amended from time to time, including without limitation, as amended by the Amendment to Option Agreement.

     "ORIGINAL FEE LETTER" shall mean that Fee Letter, dated November 30, 2001, between TMM and Citibank

     "ORIGINAL GUARANTY" shall mean that Guaranty, dated November 30, 2001, by TMM for the benefit of the "Beneficiaries" named therein.

     "ORIGINAL MASTER TRUST AGREEMENT" shall have the meaning set forth in the first recital.

     "ORIGINAL SERIES 2001-A CERTIFICATES" shall have the meaning specified in the Series 2001-A Supplement.

     "ORIGINAL SERIES 2001-A SUPPLEMENT" shall mean that Series 2001-A Supplement, dated as of November 30, 2001, among TMM, each other Seller, the Trustee and Citibank

     "OWED AMOUNT" shall mean, with respect to any Eligible Purchased Receivable, as of any date of determination, the amount invoiced in Dollars and/or Pesos due and payable for which payment has not yet been made by the applicable Customer Obligor.

     "PAYING AGENT" shall have the meaning specified in SECTION 5.6 and shall initially, and for so long as The Bank of New York is acting as Trustee, be the Trustee.

     "PEMEX" shall mean PEMEX Refinacion, a subsidiary of Petroleos Mexicanos, a decentralized public entity of the Federal Government of Mexico.

     "PEMEX RECEIVABLES SALE AGREEMENT" shall mean the Receivables Sale Agreement, dated as of November 30, 2001, by and among the Trustee and Naviera del Pacifico, S.A. de C.V., as Seller, with respect to the Purchased Receivables for which PEMEX is the Customer Obligor, as amended by the First Amendment to PEMEX Receivables Sale Agreement.

     "PERIODIC REPORT" shall mean the Weekly Trustee Report, the Monthly Trustee Report and each other report regularly prepared in accordance with the terms of the Transaction Documents.

     "PERMITTED INVESTMENTS" shall mean, unless otherwise provided in the Supplement with respect to any Series, negotiable instruments or securities represented by instruments, denominated in Dollars, in book-entry, bearer or registered form which mature no later than the last Business Day preceding the succeeding Distribution Date and evidence:

          (i) obligations of or fully guaranteed with respect to timely payment by the United States of America;

          (ii) demand deposits, time deposits or certificates of deposit of any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depositary institution authorities; PROVIDED, HOWEVER, that at the time of the Trust's investment or contractual commitment to invest therein, the certificates of deposit (other than such obligations whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a short-term debt rating from Standard & Poor's of at least "A-1" and from Moody's of at least P-1 or a long-term senior unsecured debt rating from Standard & Poor's of at least "A" and from Moody's of at least "A";

          (iii) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a short-term debt rating from Standard &

     Poor's of at least "A-1" and from Moody's of at least P-1, or a long-term senior unsecured debt rating from Standard & Poor's of at least "A" and from Moody's of at least "A";

          (iv) demand deposits, time deposits or certificates of deposit which are fully insured within the limits of insurance set by the FDIC;

          (v) bankers acceptances issued by any depositary institution or trust company described in CLAUSE (b) above; or

          (vi) money market funds or money market mutual funds rated "Am, Am-g" or higher by Standard & Poor's Corporation and "A-2" or higher by Moody's Investors Services, Inc. (including such funds for which the Trustee or any of its affiliates is investment manager or advisor).

Notwithstanding the foregoing, at any time that TMM is not the Servicer, the Servicer at such time shall only be permitted to choose "Permitted Investments" of the type set forth in either clause (i) and (iv) of this definition.

     "PERSON" shall mean any legal person, including any individual, corporation, limited liability company, limited liability partnership, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

     "PESO DENOMINATED ACCOUNT" shall have the meaning specified in SECTION 4.1(b).

     "PESO QUALIFIED INSTITUTION" shall mean a bank organized under the laws of Mexico, which otherwise satisfies the rating standards set forth in the definition of Qualified Institution and which is otherwise authorized in Mexico to conduct banking activities including the opening of deposit accounts.

     "PESOS" or "PS." shall mean Mexican Pesos.

     "PESO THRESHOLD" shall have the meaning specified in SECTION 4.1(c).

     "PORT COMPANY" shall have the meaning specified in the Series 2001-A Supplement.

     "PORT COMPANY DIVIDEND ACCOUNT RECEIVABLE" shall have the meaning specified in SECTION 3.1(b)(vi).

     "PORT COMPANY AGREEMENTS" shall mean that certain (i) Amended and Restated Shareholders' Agreement dated June 21, 2001 between TMM and SSA, Mexico, Inc., a Washington corporation, (ii) Stock Purchase Agreement, dated October 12, 2000, between TMM and SSA, International, Inc. (predecessor in interest to SSA, Mexico, Inc.), (iii) the Bylaws of the Port Company, (iv) Amended and Restated Master Agreement dated June 21, 2001 between TMM and SSA Mexico, Inc., (iv) that certain Letter Agreement dated December 9, 2002 between SSA and TMM and the related Unanimous Shareholders Resolutions of SSA and TMM reflecting the Letter Agreement waivers in respect of the Bylaws of the Port Company.

     "PORT COMPANY DIVIDEND" shall have the meaning specified in the Series 2001-A Supplement.

     "PORT COMPANY NET WORTH" shall have the meaning specified in the Series 2001-A Supplement.

     "PORT OPTION AGREEMENT" shall mean that certain Option Agreement, dated as of December 10, 2002, between TMM and the Trustee, in the form of EXHIBIT Q attached hereto.

     "PORT PUT OPTION AGREEMENT" shall mean that certain Put Option Agreement, dated as of December 10, 2002, between TMM and the Trustee, in the form of EXHIBIT R attached hereto.

     "PORT SHARES" shall mean all of the shares of equity securities of TMM Puertos y Terminales, S.A. de C.V., held by TMM or, subsequent to the Newco Transfer, held by Newco.

     "PORT SHARES PREPAYMENT EVENT" shall mean either:

     (i)  the occurrence of a Port Shares Sale Event; or

     (ii) the obligation of TMM or, subsequent to the Newco Transfer, Newco, to make any payment to the Trustee, including the payment of any Subordinated Certificate Purchase Price (as such term is defined in the Port Put Option Agreement or Newco Put Option Agreement, as applicable), pursuant to the terms of the Port Put Option Agreement or Newco Put Option Agreement, as applicable.

     "PORT SHARES PREPAYMENT PROCEEDS" shall mean, with respect to any Port Shares Prepayment Event, the gross proceeds resulting from such Port Shares Prepayment Event without reduction or setoff for costs or expenses related to or resulting from such Port Shares Prepayment Event.

     "PORT SHARES SALE EVENT" shall mean any sale, transfer or disposition by TMM or its Affiliates or subsequent to the Newco Transfer, by Newco or its Affiliates, of the Port Shares (other than the Newco Transfer) whether or not such sale arises pursuant to the terms of the Port Option Agreement or the Newco Option Agreement, as applicable.

     "PRINCIPAL AMORTIZATION AMOUNT" with respect to any Series, shall have the meaning specified in the Supplement for such Series.

     "PRINCIPAL TERMS" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in SECTION 5.9(b).

     "PROCEEDING PARTY" shall have the meaning specified in SECTION 10.20.

     "PROCEEDS" shall mean any of (i) TMM Prepayment Proceeds, (ii) Port Shares Prepayment Proceeds or (iii) Multimodal Prepayment Proceeds.

     "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

     "PROPOSED INSTRUCTION NOTICE" shall have the meaning specified in SECTION 8.1(d)(ii).

     "PURCHASE DATE" shall have the meaning specified in SECTION 8.1(d)(iii).

     "PURCHASE MONEY LIENS" shall have the meaning specified in SECTION 3.2(aa)(viii).

     "PURCHASE NOTICE" shall have the meaning specified in SECTION 8.1(d)(iii).

     "PURCHASED RECEIVABLES" shall mean Open Account Receivables and Committed Receivables from Eligible Obligors, and Related Security in respect of any thereof.

     "PUT OPTION AGREEMENT" shall mean the Amended and Restated Put Option Agreement dated as of October 25, 2002, between TMM Multimodal and the Trustee, in the form of EXHIBIT K attached hereto, as the same may be amended from time to time, including without limitation, as amended by the Amendment to Put Option Agreement.

     "QUALIFIED INSTITUTION" shall mean a depository institution (which may include the Trustee or an Affiliate of the Trustee), organized under the laws of the United States or any one of the states thereof, which at all times has a certificate of deposit rating of at least "A-1" from Standard & Poor's and "P-1" from Moody's or a long-term senior unsecured debt rating of at least "A" by Standard & Poor's and "A" by Moody's and deposit insurance as required by law and by the FDIC.

     "QUARTERLY INTEREST" shall mean the amount of interest due for any Accrual Period as set forth in the definition of Quarterly Interest in the applicable Supplement.

     "QUARTERLY PERIOD" shall mean the period beginning on and including the first day of a calendar quarter to and including the last day of such calendar quarter.

     "RAPID AMORTIZATION COMMENCEMENT DATE" with respect to any Series, shall have the meaning specified in the Supplement for such Series.

     "RAPID AMORTIZATION EVENT" shall have the meaning specified in SECTION 7.1 and, with respect to any Series, specified in the related Supplement for any Series.

     "RAPID AMORTIZATION NOTICE" shall have the meaning specified in SECTION
7.1.

     "RAPID AMORTIZATION PERIOD" with respect to any Series, shall have the meaning specified in the Supplement for such Series.

     "RECEIVABLES" shall mean any right to any payments in Dollars (or Pesos for which the conditions set forth in SECTION 4.1(c) have been satisfied) from a Customer Obligor, whether now or hereafter existing, due or to become due, arising (or that in the future may arise) from the sale by the relevant Seller of Services, existing as of the date of this Master Trust Agreement or originated on or after the date of this Master Trust Agreement, including (but not limited to) the right to payment for Services, any interest or finance charges, other monetary obligations of such Customer Obligor with respect thereto and any other rights of such Seller under the Receivables. The term "Receivables" shall include Open Account Receivables and Committed Receivables.

     "RECEIVABLES COVERAGE RATIO" shall mean, as of any Determination Date immediately following a Quarterly Period, the amount obtained by dividing (a) the amount of Collections received during the Quarterly Period immediately preceding such date of Determination Date by (b) the Aggregate Required Coverage Amounts applicable as of the Distribution Date immediately following such Quarterly Period.

     "RECEIVABLE SHORTFALL PAYMENTS" shall mean, for any Collection Period, payments required to be made by the Sellers' Representative to the Trust pursuant to SECTION 4.2(a) or SECTION 4.2(b).

     "RECEIVABLES SALE AGREEMENTS" shall mean (i) the Receivables Sale Agreement dated as of November 30, 2001 by and among the Sellers and the Trustee and (ii) the PEMEX Receivables Sale Agreement.

     "RECORD DATE" shall mean, with respect to a Series on any Distribution Date, the close of business on the third Business Day before the last day of the Related Accrual Period.

     "REGISTERED CERTIFICATES" shall have the meaning specified in SECTION
5.1(b).

     "REGULATION S" shall mean Regulation S under the Securities Act.

     "REGULATION S CERTIFICATE" shall have the meaning specified in SECTION 5.1(c).

     "RELATED ACCRUAL PERIOD" shall mean with respect to any Distribution Date or Determination Date, the Accrual Period immediately preceding such Distribution Date or the Accrual Period in which the Determination Date falls, respectively.

     "RELATED COLLECTION PERIOD" shall mean, with respect to any Distribution Date or Determination Date, the Collection Period immediately preceding such Distribution Date or Determination Date, respectively.

     "RELATED SECURITY" shall mean, with respect to any Receivable: (a) all of the relevant Seller's interest, if any, in merchandise of Obligors relating to the provision of Services which gave rise to such Receivable; (b) all other security interests or liens and property subject thereto (including any rights arising out of any financing statements related thereto) from time to time purporting to secure payment of such Receivable, whether pursuant to a contract related to such Receivable, or otherwise; (c) all guarantees, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to a sales contract related to such Receivable, or otherwise; (d) all of the relevant Seller's contract rights relating to the Services which gave rise to such Receivable; (e) any funds received from a Customer Obligor, underwriters or any other source related thereto (except those funds the payment of which is in the nature of reimbursement for sums expended) whether in the nature of insurance recoveries, demurrage or dead freight; and (f) any proceeds of any of the foregoing.

     "REQUIRED COVERAGE AMOUNT" shall mean, with respect to each Series of outstanding Certificates on any date of determination, without duplication, an amount equal to the sum of (a) the Quarterly Interest (excluding any accrued Quarterly Interest that became due on any prior Distribution Date that has not been distributed) due on the Investor Certificates for such Series on such date (if such date is a Distribution Date) or on the next succeeding Distribution Date (if such date is not a Distribution Date), (b) the Principal Amortization Amount scheduled to be due on the next Distribution Date (other than the Expected Final Distribution Date) for such Series, (c) the Trustee's Fees and the Servicer's fees due with respect to such Series on such date (if such date is a Distribution Date) or on the next succeeding Distribution Date (if such date is not a Distribution Date), and (d) the aggregate fees and other aggregate required transaction costs due quarterly for all other outstanding Series of Certificates (such as servicing, administration, Enhancement and other fees due to third parties regularly as part of any such Series).

     "REQUIREMENTS OF LAW" for any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation (including, without limitation, labor laws), or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject.

     "RESPONSIBLE OFFICER" shall mean the Chief Financial Officer, any Vice President, the Treasurer, or any other officer of a Seller, the Seller's Representative, the Guarantor or the Servicer, as applicable, customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "RESPONSIBLE TRUSTEE OFFICER" shall mean, when used with respect to the Trustee (a) any officer within the corporate trust department of the Trustee including any vice president, assistant vice president, treasurer, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and (b) who shall have direct responsibility for the administration of this Master Trust Agreement.

     "RESTRICTED SUBSIDIARY" shall mean any consolidated Subsidiary of TMM other than Grupo TFM and its consolidated Subsidiaries.

     "RULE 144A" shall mean Rule 144A under the Securities Act.

     "SECOND CLOSING DATE" shall mean October 25, 2002.

     "SECOND CLOSING DATE DOCUMENTS" shall mean the October 2002 Master Trust Agreement, the October 2002 Series 2002-A Supplement, the October 2002 Series 2001-A Supplement, the Series 2002-A Certificates, the Sellers' Certificate, the October 2002 Control Agreement, the October 2002 Conversion Agreement, the October 2002 Put Option Agreement, the October 2002 Option Agreement, the First Amendment to PEMEX Receivables Sale Agreement, the October 2002 Guaranty and the October 2002 Fee Letter.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "SELLER" shall mean each of, and "Sellers" shall mean collectively, (i) TMM and (ii) each Subsidiary of TMM which is identified as a Seller on the signature pages hereto, or any successor thereto meeting the requirements of SECTION 3.3.

     "SELLERS' CERTIFICATE" shall mean the certificate that represents the interest of the Sellers in the Trust, executed and authenticated by the Trustee, substantially in the form of EXHIBIT A, with appropriate insertions, and exchangeable as provided in SECTION 5.9.

     "SELLER PERCENTAGE" shall mean the percentage set forth next to each Seller's signature to this Master Trust Agreement which each Seller agrees and acknowledges represents the applicable portion that the value of the Purchased Receivables transferred by such Seller to the Trustee on the Initial Closing Date constitutes of the aggregate value of all of the Purchased Receivables transferred by all of the Sellers to the Trustee on such date.

     "SELLERS' REPRESENTATIVE" shall have the meaning specified in SECTION 3.5.

     "SENIOR PAYMENT OBLIGATIONS" shall have the meaning specified in SECTION 5.14(a).

     "SERIES" shall mean any series of Investor Certificates.

     "SERIES 2001-A" shall have the meaning specified in the Series 2001-A Supplement.

     "SERIES 2001-A CERTIFICATE" shall have the meaning specified in the Series 2001-A Supplement.

     "SERIES 2001-A CERTIFICATEHOLDERS" shall have the meaning specified in the Series 2001-A Supplement.

     "SERIES 2001-A CERTIFICATE BALANCE" shall have the meaning specified in the Series 2001-A Supplement.

     "SERIES 2001-A FULL REPURCHASE PAYMENT" shall have the meaning specified in the Series 2001-A Supplement.

      "SERIES 2001-A REPAYMENT DATE" shall have the meaning specified in the Series 2002-A Supplement.

     "SERIES 2001-A SUPPLEMENT" shall have the meaning set forth in the third recital.

     "SERIES 2001-A TERMINATION DATE" shall have the meaning specified in the Series 2001-A Supplement.

     "SERIES 2002-A CERTIFICATE" shall have the meaning specified in the Series 2002-A Supplement.

     "SERIES 2002-A CERTIFICATE BALANCE" shall have the meaning specified in the Series 2002-A Supplement.

     "SERIES 2002-A CERTIFICATEHOLDER" shall have the meaning specified in the Series 2002-A Supplement.

     "SERIES 2002-A FULL REPURCHASE PAYMENT" shall have the meaning specified in the Series 2002-A Supplement.

     "SERIES 2002-A SUPPLEMENT" shall mean that certain Series 2002-A Supplement, dated as of October 25, 2002, among TMM, each other Seller, the Trustee and Maple, as amended by the Amendment to Series 2002-A Supplement and Consent.

     "SERIES 2002-A PURCHASER" shall have the meaning specified in SECTION
8.1(d).

     "SERIES ACCOUNT" shall mean any account established pursuant to this Master Trust Agreement or a Supplement for the benefit of the related Series (including any Collection Subaccount and any Certificate Account).

     "SERIES PERCENTAGE" shall mean, with respect to any Series, (a) if a Rapid Amortization Event or Unmatured Rapid Amortization Event shall have occurred and be continuing on any date of determination, a fraction, expressed as a percentage, the numerator of which is the Certificate Balance of such Series and the denominator of which is an amount equal to the Aggregate Certificate Balance on such date and, (b) if no Rapid Amortization Event or Unmatured Rapid Amortization Event shall have occurred and be continuing, on any date of determination a fraction, expressed as a percentage, the numerator of which is the Distribution Amount of such Series (expressed as a number) and the denominator of which is an amount equal to the sum of the aggregate Distribution Amounts for all Series outstanding; PROVIDED, HOWEVER, for purposes of calculating each Series' share of any Receivables Shortfall Payment, Multimodal Prepayment Proceeds, Trustee Fees or Servicing Fees, "Series Percentage" shall be defined as set forth in clause (a) of this definition.

     "SERIES REQUIRED INVESTOR CERTIFICATEHOLDERS" shall mean, with respect to an action or decision of the Investor Certificateholders, Holders of Certificates of a Series which represent at least 51% of the aggregate principal amount of all Certificates of such Series.

     "SERIES REQUIRED INVESTOR CERTIFICATEHOLDERS (SUPER MAJORITY)" shall mean, with respect to an action or decision of the Investor Certificateholders of a Series, Holders of Certificates of such Series which represent at least 66-2/3% of the aggregate principal amount of all Certificates of such Series.

     "SERIES TERMINATION DATE" shall mean, with respect to any Series, the termination date specified in the related Supplement.

     "SERVICER" shall initially mean TMM and its successors and permitted assigns and designees and, thereafter, any Person appointed as successor Servicer as provided herein.

     "SERVICER DEFAULT" shall mean (a) the Servicer fails to perform its obligation with respect to remitting Collections to the Trustee and such failure remains unremedied for three (3) Business Days after receipt by the Servicer of such Collections, (b) the Servicer fails to perform any other covenant of the Servicer in this Master Trust Agreement or applicable Supplement in any material respect and such failure remains unremedied for seven (7) Business Days after the earlier of (i) actual knowledge thereof by a Responsible Officer of the Servicer and (ii) written notice thereof to the Servicer by the Trustee,
(c) any representation or warranty made by the Servicer in any Transaction Document or any instrument, document or certificate delivered by the Servicer pursuant thereto proves to be incorrect when made in any material respect and shall not have been remedied for a period of seven (7) Business Days after the earlier of (I) actual knowledge by a Responsible Officer of the Servicer and
(II) written notice thereof to the Servicer by the Trustee, or (d) the conditions to the assumption of the obligations of the Servicer in SECTION 6.6(c) are not satisfied; PROVIDED THAT, as long as TMM acts as Servicer hereunder, (A) clause (b) of this definition shall only apply to the failure by the Servicer to perform the covenants set forth in paragraphs (a) through (e) and paragraphs (g) and (h) of SECTION 6.3 of this Master Trust Agreement, and
(B) the cure period specified in clause (c) of this definition shall be 30 days instead of seven (7) Business Days unless the breach of such representation or warranty shall result in a Material Adverse Effect (in which case the cure period shall be seven (7) Business Days).

     "SERVICER REPORT" shall have the meaning specified in SECTION 6.3(d).

     "SERVICING FEE" shall mean, with respect to any Accrual Period, up to one-tenth of one percent (0.10%) per annum of the Owed Amounts at the beginning of such Accrual Period, PROVIDED, HOWEVER, if TMM is the Servicer, the Servicing Fee shall be equal to U.S.$100 per calendar month.

     "SERVICES" shall mean transportation (including maritime shipping, rail freight shipping and trucking services), logistics, port and terminal operations management, storage, container maintenance and repair and cargo handling and related services.

     "SHORTFALL" with respect to any Series shall have the meaning specified in the related Supplement.

     "SOLVENT" shall mean with respect to a Person (a) the fair saleable value (on a going concern basis) of such Person's assets exceeds such Person's liabilities, contingent or otherwise, fairly valued, (b) such Person will be able to pay its debts as they become due and (c) such Person will not be left with unreasonably small capital as is necessary to satisfy all of its current and reasonably anticipated obligations.

     "STANDARD & POOR'S" shall mean Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc., and its successors and assigns.

     "SUBSIDIARY" shall mean any corporation (i) 50% or more of the capital stock of which is directly or indirectly owned by any Seller, or (ii) of which any Seller directly or indirectly owns or controls stock which under ordinary circumstances (not dependent upon the happening of a contingency) has voting power to elect a majority of the board of directors of such corporation.

     "SUBORDINATED CERTIFICATE" shall mean any one of the Certificates that represents the interests of any Subordinated Certificateholder in the Trust, executed and authenticated by the Trustee substantially in the form of Subordinated Certificate attached hereto as EXHIBIT L and having the rights and subject to the limitations applicable to Subordinated Certificates as set forth in this Master Trust Agreement.

     "SUBORDINATED CERTIFICATE PURCHASER" shall mean either (i) TMM Multimodal or its permitted successors or assigns as purchaser of a Subordinated Certificate under the Put Option Agreement or (ii) either (x) TMM or its permitted successors or assigns as purchaser of a Subordinated Certificate under the Port Put Option Agreement or (y) Newco or its permitted successors or assigns as purchaser of a Subordinated Certificate under the Newco Put Option Agreement.

     "SUBORDINATED CERTIFICATEHOLDER" shall mean the Holder of a Subordinated Certificate.

     "SUBORDINATED PAYMENT OBLIGATIONS" shall have the meaning specified in
SECTION 5.14(a).

     "SUCCESSOR SERVICER CRITERIA" as applied to a Person designated as a replacement Servicer, shall mean a Person which, at the time of its appointment as Servicer, (a) has experience servicing a portfolio of trade receivables, (b) is legally qualified and has the capacity to service the Purchased Receivables, and (c) has demonstrated the ability to service professionally and competently a portfolio of trade receivables in accordance with high standards of skill and care.

     "SUPPLEMENT" shall mean, with respect to any Series, a supplement to this Master Trust Agreement complying with the terms of SECTION 5.9(b) (if applicable), executed in conjunction with the issuance of such Series.

     "SWAP CONTRACT" shall mean (a) any and all rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and
(b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any other master agreement (any such master agreement, together with any related schedules, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, a "MASTER AGREEMENT"), including any such obligations or liabilities under any Master Agreement.

     "SWEEP ACCOUNT" shall have the meaning specified in SECTION 4.1(a).

     "TAXES" shall mean all present and future sales, use, gross receipts, general corporation, franchise, income, mortgage, profits, withholding, intangibles, property (tangible and intangible), privilege, license, value added, ad valorem, capital, excise, stamp and other taxes, duties and other similar governmental charges and assessments imposed by or on behalf of any government or taxing authority (including interest, fines or penalties thereon and additions thereto).

     "THIRD CLOSING DATE" shall have the meaning specified in SECTION 1.3.

     "TMM" shall mean Grupo TMM, S.A., a corporation organized under the laws of Mexico.

     "TMM CREDIT AND COLLECTION POLICIES" shall mean the "POLITICA DE CREDITO DE GRUPO TMM, S.A. Y EMPRESAS SUBSIDIARIAS" set forth as SCHEDULE 2 hereto, as amended or supplemented from time to time in accordance herewith.

     "TMM MULTIMODAL" shall mean TMM Multimodal, S.A. de C.V., a corporation organized under the laws of Mexico.

     "TMM MULTIMODAL SALE EVENT" shall mean any sale, transfer or disposition by TMM Multimodal or its Affiliates of the Grupo TFM Shares (as such term is defined in the Option Agreement) whether or not such sale arises pursuant to the terms of the Option Agreement.

     "TMM PREPAYMENT PROCEEDS" shall have the meaning set forth in the Series 2001-A Supplement.

     "TMM PORT OPTION AND PUT AGREEMENTS" shall collectively mean the Port Option Agreement and the Port Put Option Agreement.

     "TRANSACTION DOCUMENTS" shall mean this Master Trust Agreement, the Receivables Sale Agreements, the Original Fee Letter, the October 2002 Fee Letter, the Amendment Fee Letter, the Guaranty, each Supplement, the Option Agreement, the Put Option Agreement, the TMM Port Option and Put Agreements, the Newco Port Option and Put Agreements (but only subsequent to the Newco Transfer), the Conversion Agreement, the Control Agreement, the Acknowledgments, the Certificates and the Amendment Documents.

     "TRANSFER AGENT AND REGISTRAR" shall have the meaning specified in SECTION
5.3 and shall initially be the Trustee.

     "TRANSFER DATE" shall mean, with respect to any Series, the Business Day immediately prior to each Distribution Date.

     "TRUST" shall mean the Logistics Trust 2000-A created by this Master Trust Agreement.

     "TRUST ASSETS" shall have the meaning specified in SECTION 2.1.

     "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939, as amended from time to time.

     "TRUST TERMINATION DATE" shall mean, unless the Seller's Representative notifies the Trustee otherwise in writing at a time when no Investor Certificates are outstanding, the earlier to occur of (i) the day after the Distribution Date following the date on which funds shall have been deposited in the Collection Account or the applicable Series Account for the payment in full of all principal, Quarterly Interest, Trustee Fees, Servicer Fees, Additional Amounts and other amounts due or expected to become due on all Series of Investor Certificates issued by the Trust and (ii) the expiration of twenty one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the father of the late President of the United States, living on the date of this Master Trust Agreement.

     "TRUSTEE" shall mean the institution executing this Master Trust Agreement as Trustee, or its successor in interest, or any successor trustee appointed as herein provided.

     "TRUSTEE FEE" shall mean, with respect to any Accrual Period, the amount agreed to in writing from time to time between the Trustee and the Sellers as the compensation to be paid by the Sellers' Representative to the Trustee for the services to be rendered by the Trustee in connection with the Investor Certificates.

     "TRUSTEE INDEMNIFIED PARTY" shall have the meaning specified in SECTION
8.16.

     "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in the State of New York.

     "UNMATURED RAPID AMORTIZATION EVENT" shall mean any event which, with the giving of notice or lapse of time, or both, would become a Rapid Amortization Event.

     "U.S./MEXICO TAX TREATY" shall mean the Convention Between the Government of the United States of America and the Government of the United Mexican States for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income as in effect on the date hereof.

     "U.S. REGISTERED CERTIFICATE" shall mean a Registered Certificate other than a Regulation S Certificate.

     "WAIVER NOTICE" shall have the meaning specified in SECTION 7.1.

     "WEEKLY ALLOCATION DAY" shall mean the Friday of each calendar week or, if any such day is not a Business Day, the next Business Day.

     "WEEKLY TRUSTEE REPORT" shall mean each report required to be delivered by the Trustee (with the cooperation of the Servicer) as defined in SECTION 8.1(b).

     "WHOLLY-OWNED SUBSIDIARY" of any Person shall mean any Subsidiary of such Person of which all of the shares of Capital Stock (except directors' qualifying shares) are at the time directly or indirectly owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more of its Wholly-Owned Subsidiaries.

     Section 1.2  OTHER DEFINITIONAL PROVISIONS.

          (a) All terms defined in any Supplement or this Master Trust Agreement shall have the meanings set forth therein or herein when used in any certificate or other document made or delivered pursuant thereto or hereto unless otherwise defined therein.

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          (b)     As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in SECTION
1.1 shall have the respective meanings given to them under IAS. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under IAS, the definitions contained herein shall control.

          (c) The agreements, representations and warranties of TMM contained in this Master Trust Agreement and in any Supplement, in its capacity as Servicer, shall be deemed to be the agreements, representations and warranties of TMM solely in such capacity for so long as TMM acts in such capacity under this Master Trust Agreement and any such Supplement.

          (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Master Trust Agreement shall refer to any Supplement or this Master Trust Agreement as a whole and not to any particular provision of this Master Trust Agreement or any Supplement; and Section, Schedule and Exhibit references contained in this Master Trust Agreement or any Supplement are references to Sections, Schedules and Exhibits in or to this Master Trust Agreement or such Supplement unless otherwise specified.

     Section 1.3 EFFECTIVENESS. This Master Trust Agreement and the other Amendment Documents shall be effective as of the earliest date (on or before December 23, 2002) (the "THIRD CLOSING DATE") on which all of the conditions precedent set forth in Section 2.4 of the Series 2001-A Supplement shall have been satisfied or waived by the applicable parties as set forth therein and upon such effective date shall amend and completely restate and supersede the October 2002 Transaction Documents. Notwithstanding the amendment and restatement of the October 2002 Transaction Documents, nothing herein or in the other Transaction Documents shall relieve TMM, any other Seller or TMM Multimodal of any Rapid Amortization Event that has occurred and is continuing or any liability or obligation that accrued under the October 2002 Transaction Documents prior to the Third Closing Date.

                                   ARTICLE II

          CONVEYANCE OF PURCHASED RECEIVABLES; ISSUANCE OF CERTIFICATES

     Section 2.1 CONVEYANCE OF PURCHASED RECEIVABLES. Pursuant to the Receivables Sale Agreements (paragraph 2.1 of each of which is incorporated herein in its entirety by this reference as if fully set forth herein) and as of each applicable Closing Date, the Sellers sold, transferred, assigned, set over and conveyed to the Trustee for the benefit of the Certificateholders, with recourse pursuant to Article 391 of the Commerce Code of Mexico only to the extent expressly provided in this Master Trust Agreement or any Supplement, the Purchased Receivables, all funds collected or to be collected in respect of such Purchased Receivables and all proceeds thereof, which shall initially constitute the assets of the Trust. Such property, together with (i) the Transaction Documents and any agreement or rights transferred to the Trust in connection with any Series pursuant to a Supplement for such Series, (ii) all monies and investments on deposit, from time to time, in the Peso Denominated Account, the Sweep Account, the Collection Account or the Series Accounts (other than amounts payable to any Seller as provided in this Master Trust Agreement or any Supplement), (iii) the Peso Denominated Account, the Sweep Account, the Collection Account and the Series Accounts and any Permitted Investments with respect thereto, (iv) all rights of the Sellers against the Obligors under the Purchased Receivables, (v) the Sellers' obligation to pay to the Trust the Receivable Shortfall Payments and Additional Amounts, Proceeds from Prepayment Events, any Enhancement and all monies available under any Enhancement to be provided for any Series for payment to the Certificateholders of such Series, (vi) the Sellers' obligation to purchase the Trust Assets or an undivided interest therein in certain circumstances and (vii) all proceeds of the foregoing, shall constitute the assets of the Trust (collectively, the "TRUST ASSETS").

     Section 2.2  CERTAIN UNDERSTANDINGS REGARDING THE PURCHASED RECEIVABLES.

          (a) The parties hereto agree and confirm their understanding that, except as expressly provided or permitted by this Agreement, any Supplement or the Receivables Sale Agreements, from and after the Initial Closing Date, the Sellers shall have no (i) right, title or interest in or to the Purchased Receivables, (ii) right or obligation to repurchase the Purchased Receivables or
(iii) right to amend or alter the purchase price for the Purchased Receivables.

          (b) The parties agree and confirm their understanding that neither the Sellers nor any of their subsidiaries or Affiliates in any way guarantees payment of the Purchased Receivables and neither the Sellers nor any of their respective subsidiaries or Affiliates shall be liable for non-payment of any Purchased Receivables by any Customer Obligor. The foregoing will not limit Sellers' repurchase obligations under any Supplement, including Section 3.1 of the Series 2001-A Supplement or the Series 2002-A Supplement, or limit TMM's liability as Servicer and Guarantor with respect to its representations and warranties, indemnifications or covenants under the Transaction Documents or to pay any amounts for which it has recourse liability to pay under any Transaction Document.

     Section 2.3  ACCEPTANCE BY TRUSTEE.

          (a) The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by each Seller in and to (i) the Purchased Receivables, (ii) all funds collected or to be collected in respect of the Purchased Receivables, (iii) all proceeds of amounts payable with respect to the Purchased Receivables and (iv) the other Trust Assets, and declares that it shall maintain such right, title and interest, and other Trust Assets in Trust as herein set forth, for the benefit of all Investor Certificateholders subject to the rights of the Series 2001-A Certificateholders to the prior rights to certain repurchase payments payable on a recourse basis by TMM as described at Section 3.1(a) of each of the Supplements and to receive all TMM Prepayment Proceeds, as more fully set forth in the Transaction Documents.

          (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Master Trust Agreement.

     Section 2.4 ISSUANCE OF CERTIFICATES. The Trust may from time to time issue Investor Certificates relating to any Series in accordance with ARTICLE V hereof that shall represent undivided interests in the Trust Assets.

     Section 2.5  TAX INDEMNITY.

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

          (a) The Sellers and the Sellers' Representative hereby agree to jointly and severally indemnify and hold harmless the Trustee and its respective trust delegates, officers, directors, advisors, attorneys and personnel (collectively, the "INDEMNIFIED PERSONS") for all payments, liabilities and damages that may result from any Sellers' or the Sellers' Representative's non-performance of its tax obligations (the "TAX OBLIGATIONS") provided by Mexican Applicable Law, or that arise from any transaction pursuant to or derived from any of the Transaction Documents, as well as for Taxes, fees, penalties or damages that may arise in case a claim, proceeding, judgment or complaint is filed or presented against any of the Indemnified Persons in connection with the Tax Obligations or the transactions contemplated herein or for failure by any of the Sellers or the Sellers' Representative to comply with its Tax Obligations. As a result, the Sellers and the Sellers' Representative jointly and severally agree to reimburse the Indemnified Persons for any expense of any nature incurred (including reasonable and documented attorney's fees and expenses), and to repair any damages that such Indemnified Person may have suffered as a result of its participation in any of the transactions or actions contemplated herein.

          (b) The obligations of the Sellers and the Sellers' Representative specified in paragraph (a) above shall not be applicable in respect of the Trustee or the Indemnified Persons in case of gross negligence, willful misconduct or bad faith of the Trustee or any Indemnified Person.

          (c) The obligation of the Sellers and Sellers' Representative specified in this SECTION 2.5 shall be in addition to and not in limitation of any other right or remedy which may be afforded to the Indemnified Persons under this Master Trust Agreement or Applicable Law and shall survive the termination of this Master Trust Agreement.

     Section 2.6  TAX TREATMENT.

          (a) It is the intent of the parties hereto that for United States federal, state and local income tax purposes the Investor Certificates to be issued hereunder will constitute indebtedness of the Sellers secured by the Purchased Receivables and the Trust will constitute a security arrangement and not a separate entity, and the parties hereto and each Certificateholder, by acceptance of its Investor Certificate, agree to so treat the Investor Certificates and the Trust for United States federal, state and local income tax purposes.

          (b) In the event that either the Investor Certificates or the Trust is not so treated for United States federal, state or local income tax purposes by any United States federal, state or local taxing authority, then it is the intent of the parties hereto that the Trust and related arrangements be treated for United States federal, state and local income tax purposes in a manner that minimizes any liability of the Trust, Certificate Owners and the Certificateholders for such federal, state and local taxes (without unduly prejudicing the tax position of the Sellers) and the parties hereto and each Certificateholder and Certificate Owner, by acceptance of its Investor Certificate, agree to use its reasonable efforts (consistent with legal and regulatory restrictions) to ensure that the Trust is not treated as an association taxable as a corporation, for all United States federal, state and local income tax purposes and to take no steps inconsistent with such treatment, to the extent permitted by Applicable Law. Each Certificateholder and Certificate Owner agrees that it will obtain from any Certificateholder or Certificate Owner acquiring an interest in a Certificate from or through it (whether by purchase, assignment, participation or otherwise) a written agreement to comply with this
SECTION 2.6.

     Section 2.7  TRUE SALES.

          (a) Each of the Sellers and the Trustee intend the transfers of the Purchased Receivables under the Receivables Sale Agreements to be true sales by the Sellers to the Trust that are absolute and irrevocable and that provide the Trust with the full benefits of ownership of the Purchased Receivables, and except as otherwise specifically provided for in SECTION 2.6 of this Master Trust Agreement, neither the Sellers nor the Trustee intends the transactions contemplated by the Receivables Sale Agreements to be characterized as loans from the Trust to the Sellers.

          (b) In the event that, notwithstanding the intent of the parties expressed under the Receivables Sale Agreements, the transfers of the Purchased Receivables are not true sales, then the Sellers intend that such transfers by them to be a grant of a security interest in such property within the meaning of the UCC. The Sellers therefore grant to the Trustee on behalf of the Trust and the Investor Certificateholders, a first priority security interest in and to all of the Sellers' right, title and interest in, to and under the Purchased Receivables, the other Trust Assets, all funds collected or to be collected in respect of the Purchased Receivables and all proceeds thereof for the purpose of securing a loan in a principal amount equal to the Aggregate Certificate Balance from time to time of the Investor Certificates issued hereunder and pursuant to any applicable Supplement and the interest accrued at the related Certificate Rate and to secure all of the Sellers' and TMM's obligations hereunder, under any applicable Supplement and each other Transaction Document.

          (c) In connection with such conveyance and grant of a security interest, TMM agrees that, if it or any other Seller should at any time open an executive office or offices in any state in the United States, (x) it will promptly record and file, at its own expense, all financing statements (including any continuation statements with respect to such financing statements when applicable) in such jurisdiction as may be required to evidence the security interest of the Trustee with respect to the Purchased Receivables originated or to be originated by the Sellers, all funds collected or to be collected in respect of the Purchased Receivables and all proceeds thereof, and
(y) it will deliver promptly a file-stamped copy of such financing statements or continuation statements or other evidence of such filing to the Trustee. The foregoing conveyance and grant to the Trust is made to the Trustee, on behalf of the Trust, and each reference in this Master Trust Agreement to such conveyance and grant shall be construed accordingly. The Trustee shall be under no obligation whatsoever to file the financing statements or continuation statements referred to herein, or to make any other filing under the UCC or otherwise in connection with the foregoing conveyance and grant.

                                   ARTICLE III

                                   THE SELLERS

     Section 3.1  REPRESENTATIONS AND WARRANTIES OF THE SELLERS.

          (a) SELLERS. TMM represents on behalf of itself and each other Seller (it being understood that any reference below in this ARTICLE III to "Seller" when applicable to TMM shall also mean TMM in its role as Guarantor, Sellers' Representative and to the extent applicable Servicer), and each other Seller hereby represents and warrants as to itself to the Trust and the Trustee as of the Document Closing Date, the Initial Closing Date and each subsequent Closing Date (including the Third Closing Date) and, to the extent expressly set forth herein, any other date:

                 (i) ORGANIZATION. Each Seller is a Mexican corporation duly organized and validly existing as a SOCIEDAD ANONIMA DE CAPITAL VARIABLE under the laws of Mexico. Each Seller has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under the Transaction Documents in all material respects.

               (ii) WHOLLY OWNED SUBSIDIARY. Each Seller, other than TMM, is a Wholly-Owned Subsidiary of TMM.

               (iii) DUE QUALIFICATION. Each Seller is duly qualified to do business (or is exempt from such requirement) in any jurisdiction where such qualification is required in order to conduct its business as such business is presently conducted, and has obtained all licenses and approvals and made all filings required under the law of such jurisdiction the absence of which is reasonably likely to result in a Material Adverse Effect.

                (iv) DUE AUTHORIZATION. The execution and delivery of the Transaction Documents by each Seller and the consummation of the transactions provided for in the Transaction Documents have been duly authorized by each Seller by all necessary corporate and shareholder action on its part.

                (v) NO CONFLICT. The execution and delivery of the Transaction Documents by each Seller, the performance of the transactions contemplated by the Transaction Documents and the fulfillment of the terms thereof will not conflict with or result in the breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (a) any of the Indentures, or (b) except for any conflict, breach or default which is not reasonably likely to result in a Material Adverse Effect, any other indenture, contract, agreement, mortgage, deed of trust or other instrument to which each Seller is a party or by which it or any of its properties is bound.

               (vi) NO VIOLATION. The execution and delivery of the Transaction Documents by each Seller, the performance of the transactions contemplated by the Transaction Documents by each Seller and the fulfillment of the terms hereof will not conflict with or violate its certificate of incorporation, articles of association, by-laws, ACTA CONSTITUTIVA, ESTATUTOS SOCIALES, or other organizational or governing documents or any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority in each case applicable to or binding upon such Seller or to which such Seller is subject, except for any conflict or violation which is not reasonably likely to result in a Material Adverse Effect.

               (vii) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of each Seller, threatened against it, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (a) asserting the invalidity of the Transaction Documents, (b) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Transaction Documents or (c) seeking any determination or ruling that is reasonably likely to result in a Material Adverse Effect.

               (viii) ALL CONSENTS REQUIRED. All governmental authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of the Transaction Documents (other than for Transaction Documents to be delivered on the Initial Closing Date for which this representation is first given as of the Initial Closing Date), the performance of the transactions contemplated by the Transaction Documents (other than consents or authorizations required to be obtained in connection with (A) the Newco Transfer and (B) the exercise of the Call Option or Port Option, as defined in the Option Agreement or Port Option Agreement and as set forth in the Option Agreement or Port Option Agreement, each as applicable), and the fulfillment of the terms thereof by each Seller, have been obtained except to the extent that the failure to obtain the same is not reasonably likely to result in a Material Adverse Effect.

               (ix) ACQUISITION OF EQUITY SECURITIES. No proceeds of the transfer of Purchased Receivables by each Seller to the Trust will be used by such Seller to acquire any equity security of a class which is registered under the Securities Act or pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

               (x) MARGIN STOCK. No Seller is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No proceeds of the transfer of Purchased Receivables to the Trust will be used for the purpose of, or be made available by such Seller in any manner to any other Person to enable or assist such Person in, purchasing or carrying Margin Stock.

               (xi) ACCURATE REPORTS. No Periodic Report (if prepared by any Seller, or to the extent that information contained therein was supplied by such Seller or by any Person, including TMM, on its behalf), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by any Seller in connection with the Transaction Documents was or will be inaccurate in any material respect as of the date it was or will be dated or as of the date so furnished or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein in light of the circumstances in which they were made not materially misleading.

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

               (xii) NO IMMUNITY. Under the laws of Mexico none of the Sellers nor any of their property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

               (xiii) NO TAXES. With respect to non-residents of Mexico who are Eligible Owners, under current Mexican law, there is no tax on income or capital gains, and there is no withholding tax, net wealth tax, gift, estate or inheritance tax, registration tax, custom or stamp duty or other issuance or transfer tax or duty or other similar taxes or duties payable in Mexico or to any taxing authority thereof or therein in connection with
     (i) the authorization, issuance, sale and delivery of the Certificates,
     (ii) any payment made by any Obligor or the Servicer, including Collections or (iii) payments of the principal of or any premium, interest or other amounts on the Certificates by the Sellers, the Trustee or the Trust to a Certificateholder, other than the Mexican tax currently levied at the rate of (y) 4.9% for Eligible Owners which are Hacienda Banks, and (z) 15% for any other Eligible Owners on the payments of interests on the Certificates. For purposes of Mexican tax law, neither the Trust nor the Trustee's interest therein will be treated as a separate entity subject to taxation.

               (xiv) TREASURY REGULATIONS. (A) Neither the sale of the Investor Certificates nor any Seller's use of the proceeds thereof as contemplated by the Transaction Documents violate any of the following regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended): the Foreign Assets Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, the Iranian Transactions Regulations, the Libyan Sanctions Regulations or the Iraqi Sanctions Regulations and (B) no Seller, nor any Affiliate of any Seller is (i) a country, territory, organization, person or entity named on the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") list, (ii) a person or entity that resides or has a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering, or, to the best knowledge of each Seller, whose funds are transferred from or through such a jurisdiction, (iii) a "Foreign Shell Bank" within the meaning of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT ACT"), i.e. a foreign bank that does not have physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation or supervision or (iv) a person or entity that resides in, or is organized under the laws of, a jurisdiction designated by the Secretary of Treasury under Section 311 or 312 of the USA PATRIOT ACT, as warranting special measures due to money laundering concerns.

               (xv)     ERISA.

                  (A) Each Seller represents and warrants that it is not a "party-in-interest", as such term is defined in Section 3(14) of ERISA, or a "disqualified person", as such term is defined in Section 4975(e)(2) of the Internal Revenue Code with respect to any "plan" within the meaning of Section 4975(e)(1) of the Code or any "employee benefit plan" within the meaning of Section 3(3) of

          ERISA (each, a "PLAN") except with respect to any plan sponsored, maintained or contributed to by any Seller with respect to its employees.

                  (B) None of the Sellers is a member of a "controlled group" of corporations or other entities (as such term is defined in Section 414(b) or (c) of the Internal Revenue Code) which also has as a member any United States corporation or other entity sponsoring an employee benefit plan (within the meaning of Section 3(3) of ERISA).

               (xvi) REGULATORY STATUS. No Seller is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" required to be registered as such within the meaning of the Investment Company Act and the Trust is neither (i) registered under the Investment Company Act nor (ii) a common trust fund or similar fund excluded from the definition of investment company by virtue of section 3(c)(3) of the Investment Company Act. The consummation of the transactions contemplated hereby will not violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder. No Seller is subject to regulation as a "Holding Company," an "affiliate" of a "Holding Company," or a "Subsidiary Company" of a "Holding Company", within the meaning of the Public Utility Holding Company Act of 1935, as amended. Neither the Trust nor the Trustee is required, solely as a result of the transaction contemplated by the Transaction Documents, to register under the Investment Company Act or the Trust Indenture Act.

               (xvii) COMPLIANCE WITH ALL REQUIREMENTS OF LAW. Each Seller is in compliance in all material respects with all Requirements of Law applicable to such Seller, except where the failure to be in compliance is not reasonably likely to result in a Material Adverse Effect.

               (xviii) OBLIGATIONS PARI PASSU WITH INDEBTEDNESS. Each Seller's obligations under the Transaction Documents constitute direct, senior, unsecured, unsubordinated obligations of such Seller and rank at least PARI PASSU in order of payment and in all other respects with all direct, senior, unsecured, unsubordinated indebtedness of such Seller, except for such priorities and preferences as may be imposed by statute or regulation for taxes, wages or other statutorily or regulatorily preferred obligations.

               (xix) LOCATION OF ASSETS AND MAJOR EXECUTIVE OFFICE. Each Seller's major executive office is as set forth in SECTION 10.5(a). No Seller has an office or place of business in the United States. No Seller has any assets in the United States, other than the stock of its U.S. subsidiaries, if any.

               (xx) NO FRAUDULENT CONVEYANCE. None of the Sellers is entering into the Transaction Documents with the actual intent to hinder, delay or defraud its current or future creditors, nor does any Seller intend to or believe (i) that it will incur, as a result of entering into any Transaction Document to which it is or will be a party, debts beyond its ability to repay and (ii) that the execution of the Transaction Documents and the conveyance of the Purchased Receivables to the Trust, for the benefit of the Investor

     Certificateholders, is a transaction that may be conceived as fraudulent in regards to creditors, as such term is used by the Mexican Bankruptcy Law or any other applicable law or regulation protecting creditors rights generally.

               (xxi) SOLVENCY. Each Seller is, and immediately after giving effect to the transactions occurring on each Closing Date will be, Solvent.

               (xxii) INFORMATION SUPPLIED TO INVESTOR CERTIFICATEHOLDERS. The information furnished by or on behalf of TMM as Seller and as Sellers' Representative on behalf of the other Sellers and by each of the other Sellers to the Investor Certificateholders, the Trustee or their respective counsel or representatives in connection with any of the Transaction Documents or any transaction contemplated thereby does not, when taken as a whole, contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading in any material respect. There is no fact known to TMM or any other Seller that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect that has not been disclosed herein, in the other Transaction Documents, or in a financial statement or other writing furnished to the Investor Certificateholders or the Trustee prior to the Document Closing Date.

               (xxiii) NO LIENS. As of the Third Closing Date and after giving effect to the transactions to take place on such date, the Purchased Receivables are free from any and all liens, encumbrances, preferential rights or other restrictions or limitations or similar liabilities, except for such liens, encumbrances, preferential rights or other restrictions arising from any Transaction Document with respect to the Purchased Receivables unless otherwise disclosed by TMM on SCHEDULE 7.

               (xxiv)   COLLECTION STATUS. Except as may be indicated on
     SCHEDULE 8, the Purchased Receivables are current in their payment and are not past due.

               (xxv) NO GENERAL SOLICITATION; OFFERS. Neither the Trust, TMM, any of the other Sellers, nor any of their Affiliates, nor any person (including, without limitation, any broker) acting on its or on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Series 2002-A Certificates and no offers or sales of such Series 2002-A Certificates were made in any state other than the States of New York, Delaware or New Jersey. Without limiting the foregoing, none of Citibank or any of its affiliates has acted as a "Broker-Dealer" or "Underwriter" (as those terms are defined in the Securities Act) or as an agent, arranger or in any other similar capacity to any of, the Trust, Trustee, any of the Sellers, the Series 2002-A Certificateholders, the Series 2002-A Purchaser or any of their respective affiliates in connection with the offer or sale of the Series 2002-A Certificates.

               (xxvi) NO INTEGRATED OFFERING. Neither the Trust, TMM, any of the other Sellers, nor any of their Affiliates, nor any person (including, without limitation, any broker) acting on its or on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the securities of such parties under the Securities Act or cause this offering of the Series 2002-A Certificates to be integrated with prior offerings by the Trust, TMM, any of the other Sellers, or any of their Affiliates, for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Trust, TMM, any of the other Sellers, or any of their Affiliates, are listed or designated, nor will the Trust, TMM, any of the other Sellers, nor any of their Affiliates take any action or steps that would require registration of any of the Series 2002-A Certificates under the Securities Act or cause the offering of the Series 2002-A Certificates to be integrated with other offerings other than the offering and sale of the Series 2001-A Certificates.

          (b) THE TRANSACTION DOCUMENTS. TMM represents on behalf of itself and each other Seller (it being understood that any reference below in this ARTICLE III to "Seller" when applicable to TMM shall also mean TMM in its role as Guarantor, Sellers' Representative and, to the extent applicable, Servicer), and each other Seller hereby represents and warrants, to the Trust and the Trustee that, as of the Document Closing Date, the Initial Closing Date (unless expressly stated to be only as of the Document Closing Date) and each subsequent Closing Date, including the Third Closing Date:

                 (i) Each of (a) the Transaction Documents has been duly executed and delivered and constitutes the legal, valid and binding obligations of TMM, each other Seller, Guarantor or TMM Multimodal to the extent that any such Person is a party thereto, enforceable against such Person in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, CONCURSO MERCANTIL, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, or as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                 (ii) Under Mexican law, (a) the transfer of the Purchased Receivables and the other Trust Assets from each Seller to the Trust pursuant to each of the Receivables Sale Agreements constituted a sale effective as of the Initial Closing Date, except for the "2002 Purchased Receivables" (as such term is defined in the First Amendment to PEMEX Receivables Sale Agreement) which constitute a sale effective as of the Second Closing Date, and (b) following such transfer in accordance with the terms of the Receivables Sale Agreements and this Master Trust Agreement, the Purchased Receivables, any monies outstanding in the Sweep Account, the Collection Account, the Peso Denominated Account, the Collection Subaccounts and the other Trust Assets will not constitute property or rights of any Seller or its Subsidiaries or Affiliates, but instead will be held by the Trust free and clear of any Lien of any Person except for (x) the interests of the Trustee, the Certificateholders and any Holder of a Subordinated Certificate, and (y) the interest of the Holders of the Sellers' Certificate.

                 (iii) Under Mexican law, upon the Initial Closing Date, the Trust became the owner of the Purchased Receivables other than the "2002 Purchased Receivables" (as defined in the First Amendment to PEMEX Receivables Sale

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

     Agreement) of which the Trust became the owner on the Second Closing Date, any monies outstanding in the Sweep Account, the Collection Account, the Collection Subaccount, the Peso Denominated Account and the other Trust Assets. Under New York law, the Trust has either an ownership interest or a first priority perfected security interest in the Purchased Receivables, any monies outstanding in the Sweep Account, the Collection Account, the Collection Subaccounts, the Peso Denominated Account and the other Trust Assets.

                 (iv) No action, including, but not limited to, any other recording, filing, registration, giving notice or other similar action, other than (w) the execution and delivery of this Master Trust Agreement and the Receivables Sale Agreements signed or ratified before a public notary or public broker, which signature or ratification has occurred prior to or concurrently herewith or, prior to or concurrently with the Initial Closing Date, (x) in the case of the Receivables Sale Agreements, an executed Acknowledgment from each Obligor, (y) in the case of the Receivables Sale Agreements and the Master Trust Agreement, the filing of UCC-1 financing statements in the proper jurisdiction naming each Seller as debtor and the Trustee, for the benefit of each Investor Certificateholder, as secured party, or (z) in lieu of (x), a notification to each Obligor that has not executed an Acknowledgment before two (2) witnesses of the transfer of the Purchased Receivables transferred by each such Obligor, is necessary to perfect the Trust's rights in and to the Purchased Receivables under New York and Mexican law.

                  (v) All steps necessary or advisable to ensure the legality, validity, enforceability or admissibility in evidence of the Transaction Documents (other than the preparation of a Spanish translation of such document by a court approved translator in the event any legal proceedings in connection with or arising from such documents are brought in any court of Mexico and the approval of such translation by such court) in Mexico were taken prior to the Initial Closing Date, or as to documents required for the Third Closing Date will be taken on or before the Third Closing Date, and it is not necessary that such documents or any other document be filed or recorded with any court or other authority in Mexico or that any stamp or similar tax be paid on or in respect of such documents or any other document called for hereunder or thereunder.

                  (vi) PORT COMPANY DIVIDEND ACCOUNT RECEIVABLE. As of the Third Closing Date, the Port Company has accounts receivables (the "PORT COMPANY DIVIDEND ACCOUNT RECEIVABLE") owing to it from TMM and SSA in an aggregate amount equal to U.S.$54,907,000 incurred in connection with cash payments made by the Port Company to TMM and SSA as advances against future dividends of the Port Company to those entities.

          (c)     SURVIVAL. The representations and warranties set forth in this
SECTION 3.1 shall survive the transfer and assignment of the Purchased Receivables to the Trust.

     Section 3.2 COVENANTS OF THE SELLERS. TMM represents on behalf of itself and each other Seller (it being understood that any reference in this SECTION
3.2 to TMM shall mean TMM in its role as Seller, Guarantor, Sellers' Representative and, to the extent applicable, Servicer) and each other Seller hereby covenants that:

          (a) COMPLIANCE WITH REQUIREMENTS OF LAW. TMM agrees to comply, and to cause each of its Restricted Subsidiaries to comply, and each other Seller agrees to comply, and to cause each of its consolidated Subsidiaries to comply, in all respects with all Requirements of Law applicable to it or any such Subsidiary, the failure to comply with which is reasonably likely to result in a Material Adverse Effect.

          (b) PRESERVATION OF CORPORATE EXISTENCE. TMM shall, and shall cause each of its Restricted Subsidiaries to, and each other Seller shall, and shall cause each of its consolidated Subsidiaries to, preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications is reasonably likely to result in a Material Adverse Effect and except as permitted under SECTION 3.3.

          (c) PAYMENT OF TAXES, ETC. Each Seller will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges (including all amounts payable to the Social Security Institute, the Workers' Housing Fund and the Retirement Fund System of Mexico) levied or imposed upon such Seller or any Subsidiary or upon the income, profits or property of such Seller or any subsidiary; PROVIDED, HOWEVER, that each Seller shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings and, if necessary, after having (i) created any necessary reserves or (ii) made any appropriate deposit with the relevant authority.

          (d) MAINTENANCE OF INSURANCE. TMM shall, and shall cause each of its Restricted Subsidiaries to, and each other Seller shall, and shall cause each of its consolidated Subsidiaries to, maintain insurance with responsible insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Seller or any such subsidiary operates, except where the failure to do so is not reasonably likely to result in a Material Adverse Effect.

          (e) COMPLIANCE WITH ENVIRONMENTAL LAWS. Except when the failure to do so is not reasonably likely to result in a Material Adverse Effect, TMM shall, and shall cause each of its Restricted Subsidiaries to, and each other Seller shall, and shall cause each of its consolidated Subsidiaries to, (i) comply, and use its reasonable best efforts to cause all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties, (ii) obtain and renew all Environmental Permits necessary for its operations and properties and (iii) conduct any reasonable investigation, study, sampling and testing, and undertake any reasonable cleanup, removal, remedial or other action, necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; PROVIDED, HOWEVER, that neither such Seller nor any such subsidiary shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and necessary appropriate reserves are being maintained with respect to such circumstances.

          (f) MAINTENANCE OF PROPERTIES, ETC. Except where the failure to do so is not reasonably likely to result in a Material Adverse Effect, TMM shall, and shall cause each of its Restricted Subsidiaries to, and each other Seller shall, and shall cause each of its consolidated Subsidiaries to, maintain and preserve all of its properties that are material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (g) COMPLIANCE WITH TERMS OF LEASEHOLDS. Except where the failure to do so is not reasonably likely to result in a Material Adverse Effect, TMM shall, and shall cause each of its Restricted Subsidiaries to, and each other Seller shall, and shall cause each of its consolidated Subsidiaries to, make all payments and otherwise perform in all material respects all obligations in respect of all material leases of real, personal or admiralty property and, to the extent material to the business of TMM or such other Seller or any such subsidiary, keep such leases in full force and effect, and not allow such leases to lapse or be terminated or rights to renew such leases to be forfeited or canceled.

          (h) TRANSACTIONS WITH AFFILIATES. TMM shall, and shall cause each of its Restricted Subsidiaries to, and each other Seller shall, and shall cause each of its consolidated Subsidiaries to, in all material respects, conduct all transactions otherwise permitted under the Transaction Documents with any of its subsidiaries and Affiliates (i) in the ordinary course of business in accordance with past practices or (ii) on terms that are fair and reasonable and no less favorable to TMM or any such Restricted Subsidiary, or such other Seller or any such consolidated Subsidiary, than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

          (i) AUDITS. (i) At any time and from time to time during regular business hours during a Rapid Amortization Period (and upon five (5) Business Days' prior notice if not during a Rapid Amortization Period), TMM and each Seller shall permit the Trustee or its agents or representatives (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of TMM or such Seller relating to the Purchased Receivables, including, without limitation, the related shipping orders, bills of lading and other agreements, and (B) to visit its offices and properties for the purpose of examining such materials described in CLAUSE (i)(A), and to discuss matters relating to the Purchased Receivables or the performance of its obligations hereunder with any officers of TMM or such Seller, and to the extent the Trustee reasonably deems necessary, reasonable access, with prior notice to TMM, to discuss such matters with those employees having knowledge of such matters, and
(ii) without limiting the foregoing CLAUSE (i), from time to time on request of the Trustee (given not more than once in each calendar year so long as no Rapid Amortization Event or Unmatured Rapid Amortization Event shall have occurred and be continuing), permit certified public accountants or other auditors acceptable to the Trustee to conduct, at TMM's or such Seller's expense, a review of TMM's or such Seller's books and records with respect to the Purchased Receivables or the books and records of the Port Company with respect to determining the Port Company Net Worth or any cash payment made to TMM or SSA as advance against a dividend of the Port Company and any increase or decrease in the amount of the Port Company Dividend Account.

          (j) NO AMENDMENTS TO ORGANIZATIONAL DOCUMENTS. TMM and each Seller shall not, and shall not permit its subsidiaries to, amend, supplement or terminate any of its

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

certificate of incorporation, articles of association, by-laws, ACTA CONSTITUTIVA, ESTATUTOS SOCIALES, or other organizational or governing documents if such amendment, supplement or termination is reasonably likely to result in a Material Adverse Effect.

          (k)     QUARTERLY AND ANNUAL FINANCIAL STATEMENTS.

                  (i) As soon as available and in any event within sixty (60) days after the end of each quarter of each fiscal year of TMM and each other Seller, TMM and each other Seller (to the extent any such Seller provides or makes available to any other Person any of the following described materials) shall furnish to the Trustee (x) copies of their unaudited balance sheet as of the end of such quarter, together with unaudited statements of income and changes in financial position for such quarter and the portion of the fiscal year through such quarter, prepared in accordance with IAS and certified by the chief financial officer, treasurer or chief accounting officer of TMM or such other Seller (such officer being herein called the "FINANCIAL OFFICER"), and (y) a letter from the Financial Officer certifying that to the best knowledge of the Financial Officer, neither a Rapid Amortization Event nor an Unmatured Rapid Amortization Event has occurred and is continuing (or, if having occurred and continuing, a statement as to the particulars of such event and any attempts to remedy such event).

                  (ii) As soon as available and in any event within 120 days after the end of each fiscal year of TMM, TMM shall furnish to the Trustee a copy of the balance sheet of TMM as of the end of such fiscal year, together with the related statements of income, stockholders' equity and changes in financial position for each fiscal year, each prepared in accordance with IAS. TMM's balance sheet and such related statements shall be certified by a firm of "Big 4" independent certified public accountants (i.e. Deloitte & Touche, Ernst & Young, PricewaterhouseCoopers or KPMG Peat Marwick) or its Mexican affiliate, and such certification shall (x) state that the examination by such accountants in connection with such financial statements has been made in accordance with IAS and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, (y) include the opinion of such accountants that such financial statements have been prepared in accordance with IAS in a manner consistent with prior fiscal periods, except as otherwise specified in such opinion, and (z) state that to the best knowledge of the accountants, neither a Rapid Amortization Event nor an Unmatured Rapid Amortization Event has occurred and is continuing (or, if occurred and continuing, a statement as to the particulars of such event and any attempt to remedy such event).

          (l) NOTICE OF BREACH. Promptly following the occurrence of any Rapid Amortization Event or Unmatured Rapid Amortization Event that any Seller has actual knowledge of, Sellers' Representative shall give written notice of such occurrence to the Trustee.

          (m) CONTINUED PERFORMANCE AND COMPLIANCE WITH THE PURCHASED RECEIVABLES AND SALES CONTRACTS. Each Seller shall, and shall cause its subsidiaries to, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under any contracts related to the Purchased Receivables, including, without limitation, each Obligor Agreement, and shall use its best efforts to maintain such contracts in

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

full force and effect, and not allow such contracts to lapse or be terminated or transferred, or rights to renew such contracts to be forfeited or canceled, except, in either case, where failure to do so is not reasonably likely to result in a Material Adverse Effect.

          (n) NOTIFICATION TO OBLIGORS. Each Seller shall notify each Obligor of the transfer of the applicable Purchased Receivables transferred by it to the Trust and of the requirement to remit payments to the Sweep Account or to the extent such Receivables are payable in Pesos, the Peso Denominated Account and with respect to the Purchased Receivables:

                  (i) payable in Pesos, to the Peso Denominated Account by (i) requiring such Obligor to execute an Acknowledgment, and (ii) placing a stamp on each related invoice stating that, "This receivable has been assigned to the Logistics Trust 2000-A. Please remit the amount set forth on this invoice to Account No. 00105025710 at Scotiabank Inverlat, S.A., Branch 057 Perisur, Beneficiary: Bank of New York/Logistics Trust 2000-A, Ref "Grupo TMM, S.A. (successor by Merger to Transportacion Maritima Mexicana, S.A. de C.V.). Therefore, your payment obligations hereunder shall be deemed to be satisfied only by paying to such account" or by such other means which are equally effective, in the discretion of the Trustee, to notify such Obligor of the transfer of the Purchased Receivables to the Trust; and

                  (ii) payable in Dollars, to the Sweep Account by (i) requiring such Obligor to execute an Acknowledgment, and (ii) placing a stamp on each related invoice stating that, "This receivable has been assigned to the Logistics Trust 2000-A. Please remit the amount set forth on this invoice to Account No. 30443742 at Citibank, N.A., New York, ABA # 021000089, Beneficiary: Bank of New York/Logistics Trust 2000-A, Ref "Grupo TMM, S.A. (successor by Merger to Transportacion Maritima Mexicana, S.A. de C.V.). Therefore, your payment obligations hereunder shall be deemed to be satisfied only by paying to such account" or by such other means which are equally effective, in the discretion of the Trustee, to notify such Obligor of the transfer of the Purchased Receivables to the Trust.

          (o) COLLECTIONS RECEIVED BY SELLERS. The Sellers shall promptly forward to the Trustee, for deposit in the Collection Account or Peso Denominated Account, as applicable, any payment by an Obligor sent directly to any of them.

          (p) NO AMENDMENTS TO PURCHASED RECEIVABLES OR OBLIGOR AGREEMENTS. Except as provided on SCHEDULE 2, each Seller agrees not to cancel or terminate any Purchased Receivable or Obligor Agreement or consent to or accept any cancellation or termination thereof, or amend, modify or change in any manner any term or condition of any Purchased Receivable or Obligor Agreement or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Purchased Receivable or Obligor Agreement, agree in any manner to any other amendment, modification or change of any term or condition of any Purchased Receivable or Obligor Agreement or take any other action in connection with any Purchased Receivable or Obligor Agreement that in any such case would impair in any material respect the value of the Purchased Receivables or that would impair (with respect to any Obligor Agreement, in any material respect) the rights or interests of the Trust or the Investor Certificateholders in the Purchased Receivables.

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

          (q) NO TERMINATION OF TRANSACTION DOCUMENTS. Each Seller agrees not to take any action to cancel or terminate any of the Transaction Documents other than in accordance with the provisions thereof.

          (r) NO TERMINATION OF SERVICES BUSINESS. Each Seller shall not, and shall not permit any Subsidiary to, take any action to terminate any portion of its Services business relating to the Purchased Receivables or Obligor Agreements or change any services being provided to the Obligors if any such change is reasonably likely to result in a Material Adverse Effect.

          (s) NOTICES OF ASSETS IN THE UNITED STATES. Each Seller, and with respect to TMM Multimodal or Newco, TMM shall notify the Trustee if any Seller, TMM Multimodal or Newco changes its major executive office, establishes any place of business in the United States or acquires or relocates to the United States any assets, other than the stock of its U.S. subsidiaries, and will cooperate with the Trustee in connection with any UCC or other security filings reasonably requested by it.

          (t) CHANGE IN CREDIT AND COLLECTION POLICIES. Each Seller shall not make and shall not permit any of its subsidiaries to make any material change in the administration of the Purchased Receivables, except in accordance with the TMM Credit and Collection Policies then in effect and will not amend or consent to the amendment of the TMM Credit and Collection Policies except as set forth on SCHEDULE 2 hereto.

          (u) FURTHER ASSURANCES. Naviera del Pacifico, S.A. de C.V., as Seller under the PEMEX Receivables Sale Agreement and as a party to any other PEMEX contract, and any other Seller which becomes a Seller of PEMEX Receivables, shall execute and deliver all other agreements and/or documents from time to time, at the discretion of the Cumulative Required Investor Certificateholders, to convey, sell and transfer all Purchased Receivables to which such Seller has rights under any Obligor Agreement to which PEMEX is the Customer Obligor, and to minimize any set-off rights that PEMEX has under such Obligor Agreement.

          (v) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Each Seller shall keep adequate records and books of account reflecting all financial transactions in conformity with IAS and in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Sellers or any of their Subsidiaries.

          (w) USE OF PROCEEDS. TMM shall, and shall cause each of its Restricted Subsidiaries to, and each other Seller shall, and shall cause each of its consolidated Subsidiaries to, use the proceeds from the sale of the Purchased Receivables for general corporate purposes and debt repayment only and with respect to the proceeds from the issuance of any additional Certificates or Series as permitted by SECTION 5.9(b) hereof, subject to such further restrictions; PROVIDED, THAT, the proceeds from the sale of the Additional Series 2001-A Certificates shall be used solely to make the Euro CP Facility Payment, fund the Series 2001-A Reserve Account as referenced in Section 2.4(a)(v) of the Series 2001-A Supplement and to pay transaction expenses related to the transactions consummated on the Third Closing Date.

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

          (x) DELIVERY OF INVOICES. TMM and each other Seller shall deliver to the Trustee, concurrently when delivered to any Customer Obligor, a copy of each invoice for Services performed by such Seller for such Customer Obligor under the applicable Committed Obligor Agreement.

          (y) INSOLVENCY OF SELLERS, TMM MULTIMODAL OR NEWCO. TMM shall not and shall cause each of its Restricted Subsidiaries not to, and each other Seller shall not, and shall cause each of its respective consolidated Subsidiaries not to, take any action (with respect to clauses (i) or (ii) hereafter in such Person's capacity as a creditor) (i) which would cause any Seller, TMM Multimodal or, after its formation, Newco to suffer the appointment of a conservator, receiver, VISITADOR, CONCILIADOR, SINDICO or liquidator in any bankruptcy, insolvency, CONCURSO MERCANTIL, readjustment or debt, marshalling of assets and liabilities or similar proceedings or relating to all of substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, VISITADOR, CONCILIADOR, SINDICO or receiver or liquidator in any bankruptcy, insolvency, CONCURSO MERCANTIL, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs or (ii) relating to the preparation of any filing to obtain a court resolution declaring the CONCURSO MERCANTIL of TMM, its Restricted Subsidiaries, any Seller or any of their consolidated Subsidiaries, or seeking, in any bankruptcy, insolvency, CONCURSO MERCANTIL, readjustment of debt, marshalling of assets and liabilities or similar proceedings, the appointment of a trustee, receiver, conservator, VISITADOR, CONCILIADOR, SINDICO or liquidator or otherwise take any action in support of any request by any Person for such appointment of a trustee, receiver, conservator or liquidator with respect to any Seller, TMM Multimodal or, after its formation, Newco or any of their respective assets or (iii) prior to the Trust Termination Date, to (x) enforce any obligations (including without limitation obligations to make payments with respect to intercompany debt, if any) owing by any Seller to TMM or by any of their respective Subsidiaries or by TMM Multimodal or, after its formation, Newco to TMM or any Seller or any of their Subsidiaries, (y) demand any payment from any Seller, TMM Multimodal or, after its formation, Newco (1) through any judicial or arbitration body, (2) through a NOTARIO or CORREDOR PUBLICO, or (3) before two witnesses or (z) cause TMM Multimodal to be in default under the GM Agreement (as such term is defined in Schedule 5.10 of the Option Agreement).

          (z) DELIVERIES PURSUANT TO THE OPTION AGREEMENT. (i) TMM shall provide and shall cause TMM Multimodal to provide to the Trustee copies of all notices delivered pursuant to the terms of the GM Agreement (as such term is defined in Schedule 5.10 of the Option Agreement), within one (1) Business Day of TMM's or TMM Multimodal's receipt of such notice and (ii) TMM shall provide and shall cause Newco to provide to the Trustee copies of all notices delivered in connection with the Port Company Agreements, within one (1) Business Day of TMM's or Newco's receipt of such notice.

          (aa) LIMITATION ON LIENS. TMM shall not and shall not permit any of its Restricted Subsidiaries to, and each other Seller shall not, and shall not permit any of its consolidated Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any of its revenues and assets utilized in the normal course of its business (including, without limitation, any Lien on (x) the Purchased Receivables other than the Liens created by a Transaction Document or (y) the provision of Services related to the sales that give rise to the

Purchased Receivables) with the exception of the following (which shall not apply to the Purchased Receivables):

                  (i)   Liens outstanding on the Document Closing Date;

                  (ii) Liens for taxes not yet delinquent or which are being contested in good faith by appropriate proceedings; PROVIDED that adequate reserves with respect thereto are maintained on the books of TMM and its Restricted Subsidiaries or such other Seller or its consolidated Subsidiaries, as the case may be, in conformity with IAS;

                  (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen or other like Liens arising in the ordinary course of business and not discharged for a period of not more than 90 days after notice thereof or which are being contested in good faith by appropriate proceedings;

                  (iv) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (v) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of TMM or such Restricted Subsidiary or such other Seller or such consolidated Subsidiary;

                  (vi) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

                  (vii) Liens securing Acquired Indebtedness, PROVIDED that such Liens attach solely to the assets of the acquired entity and do not extend to or cover any other assets of TMM, any of its Restricted Subsidiaries or such other Seller or any of its consolidated Subsidiaries;

                (viii) Liens to secure all or any part of the purchase price of property acquired or constructed (including construction of improvements or additions to improvements on existing property), or to secure debt incurred solely to finance the acquisition or construction (including construction of improvements or additions to improvements on existing property) of such property ("PURCHASE MONEY LIENS"), by TMM or such Restricted Subsidiary or such other Seller or any of its consolidated Subsidiaries, PROVIDED that such Purchase Money Liens (A) attach solely to the property which is the subject of the transaction giving rise to such obligation and receivables relating to such property and do not extend to or cover any other property and (B) attach within 180 days of the date of the acquisition or completion of construction of such property;

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                 (ix)   pledges by TMM or any Restricted Subsidiary of
     receivables relating to property to the seller or lessor of the property which is the subject of (A) a permitted Purchase Money Lien or (B) any capitalized or operating leases, in an aggregate amount for all such leases not to exceed U.S.$50,000,000 at any one time outstanding;

                  (x) any interest or title of a lessor pursuant to a lease constituting a Capitalized Lease Liability;

                  (xi) Liens on any assets acquired by TMM or any of its Restricted Subsidiaries after the Document Closing Date, which Liens were in existence on or prior to the acquisition of such assets (to the extent that such Liens were not created in contemplation of such acquisition), PROVIDED that such Liens are limited to the asset so acquired and the proceeds thereof;

                  (xii) Liens securing Indebtedness owed to TMM or any of its Restricted Subsidiaries by any of its Restricted Subsidiaries;

                 (xiii) additional Liens ("ADDITIONAL LIENS") securing Indebtedness outstanding from time to time not greater than the positive difference between the amount of outstanding Indebtedness on the Document Closing Date secured by Liens under clause (i) above ("EXISTING LIENS") and the amount of outstanding Indebtedness secured by Existing Liens at the time of the creation, incurrence or assumption of the Additional Lien, PROVIDED that the Additional Lien shall not extend to assets other than those covered by Existing Liens, except as otherwise permitted hereunder; and

                  (xiv) any renewal of or substitution for any Lien permitted by any of the preceding clauses, provided that the Lien is not extended to any additional assets.

          (bb) SALES OF ASSETS. TMM shall not, and shall not permit any of its Restricted Subsidiaries to, and each other Seller shall not, and shall not permit any of its consolidated Subsidiaries to make any Asset Disposition unless the consideration received from such Asset Disposition is equal to or greater than the fair market value of the assets or stock sold (as determined in good faith by the Board of Directors and evidenced by a Board Resolution) and at least 80% (or such lower percentage as shall be permitted at any time in the future pursuant to the terms of any Indenture) of the consideration received from such Asset Disposition is in the form of cash; PROVIDED, that the amount of
(x) any liabilities (as shown on TMM's or such Restricted Subsidiary's or such other Seller's or such other Seller's consolidated Subsidiary's most recent balance sheet or in the notes thereto) of TMM or such Restricted Subsidiary, or such other Seller or such other Seller's consolidated Subsidiary which are assumed by the transferee of such assets, including any Indebtedness of a Restricted Subsidiary of TMM or a consolidated Subsidiary of another Seller whose stock is purchased by the transferee, and (y) any notes or other obligations received by TMM or any such Restricted Subsidiary or such other Seller or any other Seller's consolidated Subsidiary from such transferee that are immediately converted by TMM or any such Restricted Subsidiary or such other Seller or such other Seller's consolidated Subsidiary into cash (to the extent of the cash received) shall be deemed to be cash for purposes of this SECTION 3.2(bb).

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          (cc)    Except as otherwise provided herein, the Sellers shall not and shall not permit any of their Subsidiaries to extend, amend or otherwise modify the terms of any Purchased Receivable in a manner that adversely affects the amount or collectibility of such Purchased Receivable except for discounts negotiated for early payment thereof or other extensions, amendments or modifications, in each case effected in accordance with TMM's Credit and Collection Policies.

          (dd) The obligations of the Sellers under any of the Transaction Documents shall not be subject to any defense, counterclaim or right of set-off which the Sellers have or may have against any amount claimed to be due to it with respect to any Purchased Receivables, except as otherwise expressly provided in any Transaction Document to which it is a party.

     Section 3.3 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF ANY SELLER. None of the Sellers shall consolidate with, merge with or into, or transfer, directly or indirectly by lease, assignment, sale or otherwise, including, without limitation, as a result of the merger or consolidation of a consolidated Subsidiary (or in the case of TMM a Restricted Subsidiary) with any other Person (collectively, a "transfer"), all or substantially all of its assets in one transaction or a series of related transactions to, any Person or group of affiliated Persons or, in the case of any Seller other than TMM, permit any of its consolidated Subsidiaries to, or in the case of TMM, permit any of its Restricted Subsidiaries to, enter into any such transaction or transactions if such transaction or transactions in the aggregate would result in a transfer of all or substantially all of the assets of TMM and its Restricted Subsidiaries, or such other Seller and its consolidated Subsidiaries, unless:

          (a) In the case of a merger or consolidation, such Seller or TMM shall be the continuing Person, or the Person formed by such consolidation or merger or into which such Seller is merged or to which all or substantially all of the properties and assets of such Seller are transferred or to which all of the assets of TMM and its Restricted Subsidiaries on a consolidated basis are transferred (the "surviving entity") shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia or Mexico and, prior to the effectiveness of such transaction or transfer shall expressly assume, by a written instrument in form and substance satisfactory to the Investor Certificateholders, all the obligations of such Seller (and if such Seller is TMM, its obligations as Guarantor and Sellers' Representative) under the Transaction Documents; PROVIDED that a corporation at all times shall be a co-obligor together with the continuing Person or transferee if the continuing Person or transferee is itself not a corporation;

          (b) immediately before and immediately after giving effect to such transaction, no Rapid Amortization Event or Unmatured Rapid Amortization Event exists;

          (c) immediately after giving effect to such transaction, the Consolidated Net Worth (as such term is defined in the Series 2001-A Supplement) of TMM and its Restricted Subsidiaries or, in the case of such a merger or consolidation of or transfer by TMM, the surviving entity is equal to or greater than the Consolidated Net Worth of TMM and its Restricted Subsidiaries immediately prior to the transaction;

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          (d)     immediately after giving effect to such transaction, TMM or the surviving entity in the case of such a merger or consolidation of or transfer by TMM could incur at least $1.00 of additional Indebtedness under each of the Indentures; and

          (e) prior to the effectiveness of such transaction or transfer, Sellers' Representative shall deliver to the Trustee (i) an Officer's Certificate (attaching the arithmetic computations to demonstrate compliance with paragraph (c), if applicable) stating that such consolidation, merger, sale, assignment, transfer or lease and written instrument of assumption comply with this SECTION 3.3 and that all conditions precedent herein provided for relating to such transactions have been complied with, (ii) opinions of counsel
(x) stating that such merger, consolidation or transfer and written instrument of assumption comply with this SECTION 3.3 and (y) which are otherwise in form and substance reasonably satisfactory to the Investor Certificateholders, (iii) if such transaction or transfer relates to a Seller other than TMM, the Sellers' Representative shall cause TMM to deliver a reaffirmation of the Guaranty and
(iv) if such transaction or transfer relates to TMM and TMM is not the surviving entity, the Sellers' Representative shall cause such surviving entity to deliver a new guaranty in form and substance substantially similar to EXHIBIT I.

     Section 3.4  INDEMNIFICATION BY TMM.

          (a) Notwithstanding anything to the contrary contained in this Master Trust Agreement or any Supplement, but except as set forth in the proviso at the end of SECTION 3.4(b) below, TMM, on behalf of itself and each of the other Sellers, shall be liable to all creditors of the Trust (but not to Investor Certificateholders) for all liabilities of the Trust to the same extent as it would be if the Trust constituted a partnership under New York law and any Seller was a general partner thereof. Any such creditor of the Trust will be a third party beneficiary of this SECTION 3.4(a).

          (b) TMM, on behalf of itself and each of the other Sellers, shall indemnify and hold harmless the Trustee, Paying Agent, each Certificateholder or Certificate Owner (in its capacity as such), their permitted successors and assigns (including owners of participation interests in Certificates granted by a Certificateholder or Certificate Owner), and each of their respective officers, directors, employees and agents (each, an "INDEMNIFIED PARTY") from and against any loss, liability, judgment, damage, injury or claim other than Taxes (except as expressly provided herein or in any Supplement) (including all legal or other expenses reasonably incurred by an Indemnified Party in connection with the investigation of, preparation for or defense of any claim, action or proceeding, whether or not resulting in any liability) ("INDEMNIFIED LOSSES") (whether on account of settlements or otherwise, and whether or not the relevant Indemnified Party is a party to any action or proceeding that gives rise to Indemnified Losses) suffered or sustained by reason of or in any way arising out of or relating to (i) any of the Transaction Documents (which for such purposes shall be deemed to also include the Original Transaction Documents and the October 2002 Transaction Documents), any Obligor Agreement, any Purchased Receivables or any of the transactions contemplated thereby, any investigations, litigations or proceedings in connection therewith, any amendment, modification, waiver, enforcement or remedy in respect thereto, or any act or omission in connection therewith, (ii) acts, omissions or alleged acts or omissions arising out of or in connection with the acceptance, administration or performance of any Transaction Document or the use of proceeds therefrom by

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any Seller, including without limitation TMM in its capacity as Servicer,
Sellers' Representative and Guarantor, or the trusts hereunder and thereunder and its duties hereunder or thereunder, (iii) any breach of any representation or warranty or covenant of any Seller, including, without limitation, TMM in its capacity as Servicer, Sellers' Representative or Guarantor contained in any Transaction Document and (iv) fees (including without limitation all broker's or finder's fees), acts, omissions or alleged acts or omissions arising out of or in connection with the offer or solicitation of any Person to become a Series 2001-A Certificateholder or Series 2002-A Certificateholder; PROVIDED, HOWEVER, that TMM shall not indemnify any Indemnified Party to the extent of any Indemnified Losses which are found in a final judgment of a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct by any Indemnified Party (or the gross negligence or willful misconduct on the part of any of such Indemnified Party's officers, directors, employees or agents); and PROVIDED FURTHER that the foregoing indemnity shall not be construed to constitute a guarantee of payment of the Purchased Receivables or to give rise to liability to TMM for non-payment of a Purchased Receivable by any Customer Obligor to the extent any such guarantee or liability is excluded pursuant to SECTION 2.2(b) above.

          (c) All payments in respect of the Certificates shall be made without set-off, counterclaim, fees, liabilities or similar deductions, and free and clear of, and without any deductions or withholdings whatsoever, and TMM, on behalf of itself and each of the other Sellers, shall indemnify Indemnified Parties for, taxes, levies, duties or charges of any nature now or hereafter imposed, levied, collected, withheld or assessed on an Indemnified Party by the United States or Mexico or any political subdivision or taxing authority thereof or therein ("COVERED TAXES"), except as provided below. Notwithstanding the provisions of SECTION 3.4(b) above or any other provision to the contrary herein, if any Seller or any agent thereof is required by law or regulation to make any deduction or withholding for or on account of Covered Taxes, TMM, on behalf of such Seller, shall pay to the Trust, for payment to the respective Certificateholder and/or Certificate Owners, any Additional Amounts except that no such Additional Amounts shall be payable and TMM shall have no obligation to reimburse or indemnify a Certificateholder or Certificate Owner in respect of
(i) any Taxes imposed on any payment made to such Indemnified Party solely by reason of the failure of such Indemnified Party to provide, in the time and manner required under applicable law, regulations and administrative practice, any documentation or certification requested by TMM or the Trustee and required to make any claim for exemption from, or reduction of, withholding of any Taxes to which it is otherwise entitled; PROVIDED, THAT (x) such Indemnified Party shall be under no obligation to provide any documentation or certification to TMM or the Trustee which such Indemnified Party deems, in such Indemnified Party's reasonable judgment, to be confidential and (y) the completion, execution and delivery of such documentation or certification will not result, in the good faith reasonable determination of such Indemnified Party, in the imposition on such Indemnified Party of (1) any additional material legal or regulatory burden or (2) any additional material out-of-pocket costs which are not paid by TMM or (3) any other material adverse consequences; (ii) Taxes that would not have been imposed on the relevant Indemnified Party but for the existence of any present or former connection (unrelated to the transactions contemplated by the Transaction Documents) between such Indemnified Party (or an Affiliate thereof) (or between a fiduciary, settlor or beneficiary of, or a possessor of a power over, such Indemnified Party or Affiliate, but excluding the Trustee, if such Indemnified Party or Affiliate is an estate or a trust, or between a member or shareholder of such Indemnified Party or Affiliate, if

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such Indemnified Party or Affiliate is a partnership or corporation) and the jurisdiction imposing such Taxes or any political subdivision thereof, including, without limitation, such Indemnified Party or Affiliate (or such fiduciary, settlor, beneficiary, possessor, member or shareholder) being or having been a citizen or resident or treated as a resident thereof, or being or having been incorporated or organized therein, or being or having been engaged in a trade or business therein, or being or having been engaged in activities or transactions therein unrelated to those contemplated by the Transaction Documents, or being or having been present therein, or having or having had a permanent establishment therein, (iii) any Taxes that would not have been imposed but for the breach by a Certificateholder or Certificate Owner of any representation or warranty made by it in any Transaction Document or the failure of such Certificateholder or Certificate Owner to observe or perform any obligation of such Certificateholder or Certificate Owner under the Transaction Documents, (iv) any Tax imposed by the federal government of the United States of America, or by any state or local government or taxing authority located in the United States of America, on or measured by the net income of such Indemnified Party, by the jurisdiction in the United States under the laws of which the Indemnified Party is organized or maintains an office, or by any jurisdiction in the United States in which the Indemnified Party is subject to such net income tax as a result of transactions or activities in such jurisdiction unrelated to those contemplated by the Transaction Documents, (v) any Tax imposed on an Indemnified Party by reason of either (A) the failure of the certification made by such Indemnified Party on any form provided pursuant to SECTION 3.4(d) below to be accurate and true in all material respects or (B) the failure of such Indemnified Party to otherwise comply with SECTION 3.4(d), unless any such failure would not have occurred but for a Change in Law that occurs on or after the date that the Indemnified Party acquired its interest in a Certificate, (vi) any Mexican Tax imposed on any assignee of a Certificate or any holder or owner of a participation interest in a Certificate, that, in either case, acquired its interest in a Certificate in violation of a transfer restriction set forth in a Supplement to the extent such Mexican Tax exceeds the Mexican Tax that would have been imposed on the assignor or grantor of such interest absent such violation, or (vii) any Mexican Tax on any fees (which are in addition to interest paid on the Certificates) paid by Purchaser to any participant or assignee.

     As soon as reasonably practicable after the date of any payment by the Sellers of any Covered Tax in respect of any Investor Certificate, but in any case within 30 calendar days, the Sellers shall furnish to the Trustee for delivery to the Certificate Owners, a certified copy of the original tax receipt (if such a receipt has been issued and, if such tax receipt has not then been issued, the Sellers shall furnish a certified copy thereof to the Trustee for delivery to the Certificate Owners as soon as reasonably practicable after such tax receipt is so issued, but in any case within thirty (30) calendar days thereafter).

     The obligations of TMM under this SECTION 3.4(c) and under SECTION 3.4(b) above shall survive the termination of the Trust, the sale or transfer of any Certificate or sale or transfer of a participation interest in any Certificate by any Certificateholder or Certificate Owner and the resignation or removal of the Trustee.

          (d) Each Certificateholder and Certificate Owner (and each Person that acquires an interest in an Investor Certificate by assignment or participation or other transfer) that is not a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, by its acceptance of its Investor Certificate (or its interest therein)

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covenants and agrees that it (or an intermediary which has provided a copy of
IRS form W-8IMY indicating that the intermediary holds the following forms) will
(i) provide to the Trustee and to the Sellers an appropriately executed copy of Internal Revenue Service Form W-8ECI (or applicable successor form) certifying that any payments made to or for the benefit of such Certificateholder, Certificate Owner or other Person are effectively connected with the conduct of a United States trade or business (or, alternatively, Internal Revenue Service Form W-8BEN, but only if the applicable treaty described in such form provides for a complete exemption from United States federal income Tax withholding in respect of payments on the Certificates) or any successor form, (A) on or prior to the date hereof (or, in the case of a Person acquiring an interest in an Investor Certificate by assignment, participation or other transfer, on or prior to the date of the relevant assignment or transfer or grant of participation),
(B) in each third subsequent year (or otherwise at the times required by applicable regulations to establish a complete exemption from United States federal income Tax withholding) prior to the first payment to be made to or for the benefit of such Certificateholder, Certificate Owner or other Person in such year, (C) upon the occurrence of any act by such Certificateholder, Certificate Owner or other Person which would require the amendment or resubmission of any such form previously provided hereunder, and (D) upon the request of the Trustee or any Seller, upon the occurrence of any event (other than as a result of an act by such Certificateholder, Certificate Owner or other Person) which would require the amendment or resubmission of any such form previously provided hereunder, and (ii) notify the Trustee and the Sellers if the certification made on any form provided pursuant to this SECTION 3.4(d) is no longer accurate and true in all material respects.

          (e) In the event that any Seller has knowledge that it is or will be required to, or there arises, in such Seller's reasonable opinion, a substantial likelihood that such Seller will be required to, pay an Additional Amount for or on account of any deduction or withholding of Tax pursuant to this
SECTION 3.4, such Seller will promptly notify the Trustee and each relevant Certificateholder and/or Certificate Owner of the nature of such deduction or withholding, and shall furnish such information to the Trustee and such Certificateholder and/or Certificate Owner with respect to such deduction or withholding as the Trustee or such Certificateholder and/or Certificate Owner may reasonably request. In the event of any knowledge or opinion of any Seller described in the preceding sentence, such Seller, TMM, the Trustee and each relevant Certificateholder and/or Certificate Owner shall consult in good faith to determine what may be required to avoid or reduce the withholding Tax, and shall each use reasonable efforts to avoid or reduce such withholding Tax; PROVIDED that nothing herein shall require the Trustee or any Certificateholder and/or Certificate Owner to take any action which it in its reasonable judgment determines may be adverse to it or, in the case of the Trustee, the interests of the Trust.

     Section 3.5 GUARANTOR AS SELLERS' REPRESENTATIVE. Each Seller hereby appoints TMM as its representative ("SELLERS' REPRESENTATIVE"), and the Sellers' Representative hereby accepts such appointment, for receipt of any payment, notice or other communication directed to the Sellers or any Seller pursuant to any of the Transaction Documents and for the taking of any action (including the making of all representations and covenants) which a Seller is required or permitted to undertake or make pursuant to the Transaction Documents. The Trustee may regard any notice or other communication pursuant to any Transaction Document from the Sellers' Representative as a notice or communication from the Sellers. Without limiting the foregoing, the Paying Agent shall make all payments on the Distribution Date to the Sellers'

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Representative, for the benefit of the applicable Seller or to an account specified by the Sellers' Representative, and such payment to the Sellers' Representative shall constitute payment to such Sellers for all purposes under the Transaction Documents. TMM hereby accepts such appointment and agrees that it shall not resign from its duties as the Sellers' Representative without the written consent of the Trustee (acting pursuant to written instructions from the Cumulative Required Investor Certificateholders (Super Majority). Each Seller hereby covenants and agrees that each representation and warranty, covenant, agreement and undertaking made in its name or on its behalf by the Sellers' Representative shall be deemed for all purposes to have been made by such Seller and shall be binding upon and enforceable against such Seller to the same extent as if the same had been made directly by such Seller.

     Section 3.6 SELLERS MAY OWN CERTIFICATES. Any Seller may become the owner of Certificates, subject to the eligibility requirements for Certificateholders herein, but shall not participate in decisions made or instructions given to the Trustee by the Certificateholders as a group hereunder.

     Section 3.7 SUBORDINATED CERTIFICATES. Notwithstanding anything in this Master Trust Agreement and any related Supplement to the contrary, no Holder of a Subordinated Certificate shall participate in decisions made or instructions given to the Trustee by the Certificateholders, or any Series of Certificateholders as a group hereunder or under any Supplement.

     Section 3.8 LIMITATIONS ON SELLERS', TMM MULTIMODAL'S LIABILITY; SELLERS' RIGHT TO SUBROGATION AND REIMBURSEMENT.

          (a) In an action or proceeding involving any state law, any federal bankruptcy, insolvency or reorganization law, or any other law affecting the rights of creditors generally, if the obligations of any Seller (other than TMM) or TMM Multimodal (as "SUBSIDIARY TRANSFEROR") under the Transaction Documents would otherwise be determined to be voidable, invalid or unenforceable as a fraudulent transfer or otherwise as a result or on account of the amount of such Seller's or TMM Multimodal's liability or obligations under the Transaction Documents, then, notwithstanding any other provision hereof to the contrary, the amount of such liability or obligation shall, without any further action of such Seller, TMM Multimodal or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable.

          (b) In the event that any Purchased Receivables, or the value thereof, are or are claimed to have been transferred or paid by a Subsidiary Transferor to the Trustee or any payment by TMM Multimodal in satisfaction of any obligations of TMM or any other Seller (the "AFFILIATE OBLIGATIONS"), such Subsidiary Transferor shall be subrogated to the Trustee's rights against the Guarantor under the Guaranty with respect to such Affiliate Obligations, and shall have a right to reimbursement from the Guarantor with respect to such Affiliate Obligations; PROVIDED that such right of subrogation and right to reimbursement shall be subordinated in all respects to the rights of the Trustee and the other beneficiaries named under the Guaranty, including, but not limited to, the right to payment in full of all amounts payable thereunder.

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                                   ARTICLE IV

                    RIGHTS OF CERTIFICATEHOLDERS AND SELLERS;
            ALLOCATION AND APPLICATION OF COLLECTIONS AND RECEIVABLE
                               SHORTFALL PAYMENTS

     Section 4.1  ESTABLISHMENT OF ACCOUNTS AND ALLOCATIONS.

          (a) THE COLLECTION ACCOUNT. The Trustee, (i) for the benefit of the Certificateholders and the Trustee, shall establish and maintain in the name of the Trustee, on behalf of the Trust, or cause to be established and maintained with a New York State office or branch of a Qualified Institution, a non-interest bearing segregated trust account (the "COLLECTION ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders and the Trustee and (ii) for the benefit of the Certificateholders and the Trustee shall establish in the name of the Trustee, on behalf of the Trust, a non-interest bearing segregated account (the "SWEEP ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders; PROVIDED, HOWEVER, that upon the insolvency of the Qualified Institution where the Sweep Account is maintained, the Sweep Account shall not be permitted to be maintained with such Qualified Institution and upon the insolvency of the Trustee, the Collection Account shall not be permitted to be maintained with the Trustee. SCHEDULE 1-A sets forth the account number of the Sweep Account, the account designation of such account and the name of the Qualified Institution where the Sweep Account is maintained. SCHEDULE 1-B sets forth the account number of the Collection Account, the account designation of such account and the name of the institution with which such account is maintained. Pursuant to the terms of the Control Agreement, all funds in the Sweep Account will be transferred on a daily basis into the Collection Account pursuant to the wire transfer instructions and at the times set forth on SCHEDULE 1-C. The Collection Account shall be divided into individual subaccounts for each outstanding Series (each, respectively, a "COLLECTION SUBACCOUNT" and, collectively, the "COLLECTION SUBACCOUNTS"), each bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee and the Certificateholders of such Series with a depository institution or trust company meeting the criteria provided in the related Supplement. The Trustee, on behalf of the Trust, shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. Neither the Sellers nor the Servicer, nor any Person or entity claiming by, through or under any Seller or the Servicer, shall have any right, title or interest in (except to the extent expressly provided under this Master Trust Agreement or any Supplement), or any right to withdraw any amount from, the Collection Account. Funds in the Collection Account shall not be invested. Funds in any Collection Subaccount may not be invested except as provided in the related Supplement and any earnings resulting from such investment shall be applied as provided in such Supplement.

          (b) THE PESO DENOMINATED ACCOUNT. The Trustee, for the benefit of the Certificateholders and the Trustee, shall, with the cooperation of TMM, establish and maintain in the name of the Trustee, on behalf of the Trust, at a Mexico City, Federal District, office or branch of a Qualified Institution selected by TMM (the "PESO QUALIFIED INSTITUTION") an interest bearing segregated trust account (the "PESO DENOMINATED ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders and the Trustee; PROVIDED, HOWEVER, that upon the insolvency of the Peso Qualified Institution, the Peso Denominated Account shall not be permitted to be maintained with the Peso Qualified Institution. SCHEDULE 1-D sets forth the account number of the Peso Denominated Account, the account designation of such account and the name of the institution with which such account has been established. The Trustee, on behalf of the Trust, shall possess all right, title and interest in all funds on deposit from time to time in the Peso Denominated Account and in all proceeds thereof. The Peso Denominated Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. Neither the Sellers nor the Servicer, nor any Person or entity claiming by, through or under any Seller or the Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Peso Denominated Account. Funds in the Peso Denominated Account shall not be invested.

          (c) CONVERSION OF PESOS INTO DOLLARS. Pursuant to the Conversion Agreement, each time funds in the Peso Denominated Account reach the amount of Ps. 250,000 (the "PESO THRESHOLD"), the Peso Qualified Institution shall immediately convert all funds then deposited in the Peso Denominated Account into Dollars and shall immediately, but in any case no later than 2:00 p.m. New York City time on the day such conversion is initiated, deposit (by means of a wire transfer as set forth on SCHEDULE 1-C) the resulting Dollar amount into the Collection Account. The Peso Qualified Institution shall convert the Pesos deposited in the Peso Denominated Account into Dollars each time funds deposited therein reach the Peso Threshold. For the conversion of Pesos deposited in the Peso Denominated Account into Dollars for deposit as provided herein, the Peso Qualified Institution, pursuant to the terms of the Conversion Agreement, shall utilize the rate of exchange (net of fees or other charges) of Pesos into Dollars that such Peso Qualified Institution determines, on the date of the corresponding conversion, to be its fixed rate of exchange of Pesos into Dollars. In the event that at any time such fixed rate of exchange of Pesos into Dollars is not available for any reason, the Peso Qualified Institution shall use the rate of exchange which the Peso Qualified Institution uses as the applicable rate of exchange of Pesos into Dollars for its best corporate clients.

          (d) QUALIFIED INSTITUTION. If the Trustee ceases to be a "Qualified Institution", then the Trustee shall (i) provide each Enhancement Provider and the Servicer with prompt written notice that it is no longer a "Qualified Institution" and (ii) transfer the funds deposited in each of the accounts in the manner directed in writing by the Cumulative Required Investor Certificateholders within 10 Business Days of the day on which the Trustee ceased to be a "Qualified Institution".

          (e) SERVICER'S DIRECTION TO TRUSTEE. The Servicer agrees to give written direction in a timely manner to the Trustee to apply all Collections with respect to the Purchased Receivables and to make all other applications, allocations and distributions, in each case in the manner described in this
ARTICLE IV and in the related Supplement with respect to each outstanding
Series.

          (f) ALLOCATIONS WITH RESPECT TO EACH OUTSTANDING SERIES. On or before 4:00 p.m. New York City time on each Business Day, the Trustee, in accordance with the report delivered for such day pursuant to SECTION 8.1(b) below, shall withdraw from funds on deposit in

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the Collection Account and deposit in each Collection Subaccount of each outstanding Series an amount equal to the product obtained by multiplying the Series Percentage for such Series times the amount on deposit in the Collection Account on such day. All such amounts deposited in such Collection Subaccounts of such Series shall be distributed in accordance with the applicable Supplement(s).

     Section 4.2  RECEIVABLE SHORTFALL PAYMENTS.

                  (a) (i) If Collections received by the Trust in any Collection Period are less than the Aggregate Required Coverage Amounts for such Collection Period, then Sellers' Representative shall pay to the Trust, by wire transfer into the Collection Account of immediately available funds in Dollars, on the immediately succeeding Transfer Date, the excess of such Aggregate Required Coverage Amounts over such Collections.

                  (ii) If, in any Collection Period, the Sellers generate Eligible Purchased Receivables (excluding all Excess Receivables) having an aggregate Owed Amount at the time of their origination in an amount less than the Aggregate Required Coverage Amounts for such Collection Period, then Sellers' Representative shall pay to the Trust, by wire transfer into the Collection Account of immediately available funds in Dollars, on the immediately succeeding Transfer Date, such excess of the Aggregate Required Coverage Amounts over such Owed Amounts based on the Servicer Report delivered pursuant to SECTION 4.2(c) below.

          (b) With respect to any Eligible Purchased Receivables generated in any Collection Period, if, as a result of any reductions in the Owed Amount of such Eligible Purchased Receivables (as a result of customer disputes, negotiated discounts for early payment or otherwise, but not as a result of reductions arising from charge-offs), on the Determination Date next succeeding such Collection Period it is determined pursuant to SECTION 4.2(c) below that the sum of such reduced Owed Amounts plus the amount of Collections on such Purchased Receivables is less than the Aggregate Required Coverage Amounts for such Collection Period, the Sellers' Representative shall pay the Trust, by wire transfer into the Collection Account of immediately available funds in Dollars, on such Transfer Date, such shortfall based on the Servicer Report delivered pursuant to SECTION 4.2(d) below.

          (c) In calculating any Receivable Shortfall Payment for any Collection Period in accordance with SECTION 4.2(b) above, the Servicer shall monitor each Eligible Purchased Receivable in the group of Eligible Purchased Receivables generated in any Collection Period and shall review, in conjunction with the Trustee, any Eligible Purchased Receivable that remains unpaid longer than thirty (30) days past its due date (as set forth on the related invoice). The Trustee, after consulting with the Servicer, shall reasonably determine whether such Eligible Purchased Receivable has not been paid due to credit-related defaults by Customer Obligors or due to customer disputes, negotiated discounts for early payment or other reasons unrelated to the credit of the applicable Customer Obligor. Any Eligible Purchased Receivable determined not to have been paid due to credit-related defaults shall be deemed to be a charge-off, for purposes of calculating the Receivable Shortfall Payment due.

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          (d)     On each Determination Date, the Servicer shall calculate the
Receivable Shortfall Payments due pursuant to SECTION 4.2(a) or (b) above, shall set forth its calculations with respect to Receivable Shortfall Payments, or if no Receivable Shortfall Payment is due, so indicate with such supporting calculations, on the certificate (a "SERVICER REPORT") of a Responsible Officer in the form of EXHIBIT M, and shall deliver the Servicer Report to the Trustee, the Paying Agent and the Sellers.

     Section 4.3 MULTIMODAL PREPAYMENT PROCEEDS AND PORT SHARES PREPAYMENT PROCEEDS.

          (a) All Multimodal Prepayment Proceeds received by the Trustee shall be allocated by the Trustee between and deposited into the Series 2001-A Certificate Account and the Series 2002-A Certificate Account, respectively, in accordance with the Series Percentage of each such Series; PROVIDED, HOWEVER, that prior to the date of payment of the Additional Series 2001-A Full Repurchase Payment, the Series Percentage with respect to Series 2001-A shall be calculated solely on the Certificate Balance then outstanding with respect to the Original Series 2001-A Certificates. The portion of the Multimodal Prepayment Proceeds deposited into the Series 2001-A Certificate Account shall be applied by the Paying Agent to make a prepayment in Dollars of the principal amount of the Series 2001-A Certificates, in each case pro rata among the Series 2001-A Certificates and, after payment of all such principal amounts owing, to the Series 2001-A Certificateholders for any other amounts owing to them, in each case pro rata to each Series 2001-A Certificateholder after paying or setting aside sufficient amounts for payment of the Series 2001-A Series Percentage of the Trustee Fee and Servicing Fee due on the next Distribution Date (to the extent such amounts have not already been paid or set aside). The portion of the Multimodal Prepayment Proceeds deposited into the Series 2002-A Certificate Account shall be applied by the Paying Agent to make a prepayment in Dollars of the principal amount of the Series 2002-A Certificates, in each case pro rata among the Series 2002-A Certificates and, after payment of all such principal amounts owing, to the Series 2002-A Certificateholders for any other amounts owing to them, in each case pro rata to each Series 2002-A Certificateholder after paying or setting aside sufficient amounts for payment of the Series 2002-A Series Percentage of the Trustee Fee and Servicing Fee due on the next Distribution Date (to the extent such amounts have not already been paid or set aside).

          (b) All Port Shares Prepayment Proceeds received by the Trustee shall be allocated and deposited by the Trustee (i) at all times prior to the date that the Series 2001-A Certificateholders receive the Additional Series 2001-A Full Repurchase Payment, into the Series 2001-A Certificate Account and
(ii) at all times after the Additional Series 2001-A Full Repurchase has been paid to the Series 2001-A Certificateholders, shall be allocated by the Trustee between and deposited into the Series 2001-A Certificate Account and the Series 2002-A Certificate Account, respectively, in accordance with the Series Percentage of each such Series. The portion of the Port Shares Prepayment Proceeds deposited into the Series 2001-A Certificate Account shall be applied by the Paying Agent to make a prepayment in Dollars of the principal amount of the Series 2001-A Certificates, in each case pro rata among the Series 2001-A Certificates and, after payment of all such principal amounts owing, to the Series 2001-A Certificateholders for any other amounts owing to them, in each case pro rata to each Series 2001-A Certificateholder after paying or setting aside sufficient amounts for payment of the Series 2001-A Series Percentage of the Trustee Fee and Servicing Fee due on the next Distribution Date (to the extent such amounts have not already been paid or set aside). The

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portion of the Port Shares Prepayment Proceeds deposited into the Series 2002-A
Certificate Account shall be applied by the Paying Agent to make a prepayment in Dollars of the principal amount of the Series 2002-A Certificates, in each case pro rata among the Series 2002-A Certificates and, after payment of all such principal amounts owing, to the Series 2002-A Certificateholders for any other amounts owing to them, in each case pro rata to each Series 2002-A Certificateholder after paying or setting aside sufficient amounts for payment of the Series 2002-A Series Percentage of the Trustee Fee and Servicing Fee due on the next Distribution Date (to the extent such amounts have not already been paid or set aside).

     TMM shall and shall cause its Restricted Subsidiaries to, and each other Seller shall and shall cause its consolidated Subsidiaries to, within five (5) days after the receipt of any Multimodal Prepayment Proceeds, pay such amounts, without setoff, to the Trustee for payment by the Paying Agent of amounts owed to the Series 2001-A Certificateholders and the Series 2002-A Certificateholders as provided in the preceding sentences of this SECTION 4.3.

                                    ARTICLE V

                                THE CERTIFICATES

     Section 5.1  THE CERTIFICATES.

          (a) Each Series of Investor Certificates shall represent (i) the right of each holder of an Investor Certificate under each Series to receive distributions of principal, interest and other amounts due thereunder on the terms and conditions of such Certificate, the applicable Supplement and this Master Trust Agreement and (ii) undivided interests in the Trust Assets, including the benefits of any Enhancement or other proceeds to be provided with respect to such Series as indicated in the Supplement relating to such Series, and the right to receive Collections and other amounts at the times and in the amounts specified in ARTICLE IV to be deposited in the Collection Account (including each Series' Series Percentage of any Receivable Shortfall Payments) and any Series Accounts maintained for the benefit of the Certificateholders of such Series or paid to the Certificateholders of such Series. The Subordinated Certificates shall represent the undivided interests in the Trust not represented by any Series of Investor Certificates or Sellers' Certificate then outstanding and subject to the limitations and restrictions in SECTION 5.14 hereof, including, without limitation, the right to receive Collections and other amounts at the time and in the amounts specified in the applicable Supplement as payable to a Subordinated Certificateholder; PROVIDED, HOWEVER, that the Subordinated Certificates shall not represent any interest in the Collection Account, the Sweep Account, the Peso Denominated Account or any Series Account maintained for the benefit of the Certificateholders of any Series or the benefits of any Enhancement issued with respect to any Series. Each Subordinated Certificate shall be held by the Subordinate Certificate Purchasers to whom it is originally issued and may not be sold or otherwise transferred except as specifically provided herein. The Sellers' Certificate shall represent the undivided interests in the Trust not represented by any Series of Investor Certificates or Subordinated Certificate then outstanding, including, without limitation, the right to receive Collections (in amounts allocated to each Seller equal to such Seller's Seller Percentage) and other amounts at the time and in the amounts specified in ARTICLE IV to be paid to a Seller; PROVIDED, HOWEVER, that the Sellers' Certificate shall not represent any interest in the Collection Account, the Sweep Account, the Peso Denominated Account or any Series Account

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maintained for the benefit of the Certificateholders of any Series or the benefits of any Enhancement issued with respect to any Series, except as specifically provided in the provisions of any Supplement. The Sellers' Certificate shall be held by the Sellers' Representative and may not be sold or otherwise transferred.

          (b) Subject to SECTIONS 5.10 and 5.11 below, the Investor Certificates of each Series and any Class thereof may be issued in bearer form (the "BEARER CERTIFICATES") with attached interest coupons (collectively, the "COUPONS") or in fully registered form (the "REGISTERED CERTIFICATES"), and shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement. The Sellers' Certificate shall be substantially in the form of EXHIBIT A, with appropriate insertions. The Investor Certificates and the Sellers' Certificate shall, upon issuance pursuant to SECTION 5.9 or
SECTION 5.11 below, be executed and authenticated by manual signature by the Trustee for delivery as provided in SECTION 5.2 below. The Investor Certificates shall be issuable in a minimum denomination of U.S.$500,000 initial principal amount unless otherwise specified in any Supplement. Certificates bearing the manual or facsimile signature of a Responsible Officer of the Trustee who was, at the time when such signature was affixed, authorized to sign on behalf of the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the execution or authentication and delivery of such Certificates or does not hold such authority at the date of such Certificates. A manually signed certificate of authentication by the Trustee upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their execution except Bearer Certificates which shall be dated the applicable Closing Date as provided in the related Supplement. Notwithstanding anything to the contrary in the Transaction Documents, Investor Certificates of any Series or any Class shall not be issued as Bearer Certificates unless the Sellers and their counsel are satisfied that issuance shall be and is effected in a manner satisfactory in all respects to the Sellers and their counsel in a manner designed to ensure that the Bearer Certificates comply with the rules governing Bearer Certificates set forth in
Section 163(f)(2)(B) of the Internal Revenue Code of 1986, as amended, or any successor provision, and the regulations thereunder.

          (c) Investor Certificates to be issued in registered form and sold in transactions outside of the United States in reliance on Regulation S shall be issued as Registered Certificates in the form specified in the related Supplement (each, a "REGULATION S CERTIFICATE") and registered in the name of the Depository or a nominee of the Depository duly authenticated by the Trustee as provided in SECTION 5.2 below, for credit to the accounts of the subscribers for the Certificates represented thereby with Euroclear and Clearstream. Until the 40th day after the later of the commencement of the offering and the original issue date of the Regulation S Certificate, interests in such Regulation S Certificate may only be held by the agent members of Euroclear or Clearstream. The aggregate initial principal amount of each Regulation S Certificate may from time to time be increased or decreased by the adjustments made on the records of the custodian for the Depository or its nominee, as hereinafter provided.

          (d) The Investor Certificates may not be publicly offered or sold in Mexico.

     Section 5.2  AUTHENTICATION OF CERTIFICATES.

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          (a)     Contemporaneously with the conveyance and transfer of the
Purchased Receivables and the other Trust Assets to the Trust, on the Initial Closing Date the Trustee authenticated and delivered the initial Series of Investor Certificates in authorized denominations and the Sellers' Certificate, collectively evidencing the entire interest in the Trust, upon the written order of and as directed in writing by the Sellers' Representative. Upon the issuance of the initial Series of Investor Certificates and receipt of payment therefor, such Investor Certificates was deemed fully paid and nonassessable. The Trustee authenticated and delivered to the Sellers' Representative the Sellers' Certificate simultaneously with its delivery of the initial Series of Investor Certificates to the Persons designated in the supplement for such initial Series. Upon an Exchange as provided in SECTION 5.9 below and the satisfaction of the conditions specified therein, the Trustee shall authenticate and deliver the Investor Certificates of additional Series (in accordance with the designation provided in the related Supplement), upon the written order of the Sellers' Representative, to the Persons designated in such Supplement and in authorized denominations equal to (in the aggregate) the Initial Certificate Balance of such Series of Investor Certificates. If specified in the related Supplement for any Series, the Trustee shall authenticate and deliver outside the United States the Global Certificate that is issued upon original issuance thereof, upon the written order of the Sellers' Representative, to the Depository as provided in SECTION 5.10 below against payment of the purchase price therefor. Upon the receipt of the Subordinated Certificate Purchase Price (as defined in the Put Option Agreement) under the Put Option Agreement the Trustee shall authenticate and deliver to the Subordinated Certificate Purchaser a Subordinated Certificate in a face amount equal to the Subordinated Certificate Purchase Price paid for such Subordinated Certificate under the Put Option Agreement.

          (b) The Trustee authenticated and delivered the initial Series of Investor Certificates and the Sellers' Certificate on the Initial Closing Date, and shall authenticate and deliver each subsequent Series of Investor Certificates on the applicable Closing Date, upon delivery to it of the following: (i) a Supplement satisfying the criteria set forth in SECTION 5.9(b) below executed by the Sellers and specifying the Principal Terms of such Series,
(ii) Opinions of Counsel to the effect that (A) the newly issued Series of Investor Certificates will be treated (x) as a sale of the Purchased Receivables for Mexican bankruptcy purposes and (y) as indebtedness of the Sellers for United States federal income tax purposes and for Mexican tax purposes, and (B) there is no tax on the sale of the Purchased Receivables or on payments on the Certificates, other than the Mexican withholding tax levied at the rate of 4.9% for Hacienda Banks and 15% for Certificates held by an Eligible Owner which is not a Hacienda Bank) on the payments of interest on the Certificates, (iii) in connection with the issuance of any Series of Investor Certificates other than Series 2001-A Certificates, Opinions of Counsel to the effect that the issuance of the newly issued Series of Investor Certificates will not materially adversely affect the United States federal income tax or Mexican income tax characterization (including any withholding tax characterization) of any outstanding Series of Investor Certificates or result in the Trust being subject to United States federal or Mexican tax at the entity level, and (iv) any additional items required by the terms of the applicable Supplement or requested by any Series. Upon the Trustee authenticating and delivering any Subordinated Certificate TMM shall cause to be delivered by U.S. and Mexican counsel reasonably satisfactory to the Cumulative Required Investor Certificateholders, Opinions of Counsel as to each of the matters specified in SECTION 5.2(b)(ii)(A)(y) and SECTION 5.2(b)(iii) above which opinions shall be in form and substance reasonably satisfactory to the Trustee.

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     Section 5.3  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

          (a) The Trustee (or such other party as is then the Transfer Agent and Registrar hereunder) shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "TRANSFER AGENT AND REGISTRAR"), in accordance with the provisions of SECTION 8.14, a register (the "CERTIFICATE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates of each Series (unless otherwise provided in the related Supplement) and of transfers and exchanges of the Investor Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. In the event that the Trustee shall cease to be the Transfer Agent and Registrar, the Trustee shall appoint a successor Transfer Agent and Registrar reasonably acceptable to the Sellers' Representative and the Servicer.

     In the event that a party other than the Trustee is appointed as Transfer Agent and Registrar, the Trustee may revoke such appointment and remove such party if the Trustee determines after consultation with the Servicer that such party has failed to perform its obligations under this Master Trust Agreement in any material respect. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days written notice to the Seller and the Servicer; PROVIDED, HOWEVER, that such resignation shall not be effective and the Trustee shall continue to perform its duties as Transfer Agent and Registrar until the Trustee has appointed a successor Transfer Agent and Registrar in accordance with this SECTION 5.3.(a).

     Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Transfer Agent and Registrar, the Trustee shall execute, subject to the provisions of SECTIONS 5.3(d), (e) and (f) below, and shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates in authorized denominations aggregating an amount equal to the portion of the Certificate Balance represented by the Investor Certificates so surrendered. Every Investor Certificate presented or surrendered for registration of transfer shall be accompanied by (x) a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or its attorney-in-fact duly authorized in writing,
(y) any additional instructions or certifications required under SECTIONS 5.3(e) and (f) below, and (z) a certification as follows:

                  (i) if such Certificate is being acquired for the account of such Holder, without transfer, a certification to such effect from such Holder in substantially the form of EXHIBIT F-1 hereto;

                  (ii) if such Certificate is being transferred to a qualified institutional buyer (as defined in Rule 144A) in accordance with Rule 144A, a certification to such effect from such Holder in substantially the form of EXHIBIT F-1 or EXHIBIT F-3 hereto, as applicable;

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                  (iii)  if such Certificate is being transferred in reliance on
     Regulation S, a certification to that effect from such Holder in substantially the form of EXHIBIT F-2 hereto;

                  (iv) if such Certificate is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder in substantially the form of EXHIBIT F-1 hereto and an Opinion of Counsel to such Holder to the effect that such transfer is in compliance with the Securities Act in substantially the form of EXHIBIT G hereto; or

                  (v) such other certifications or procedures as may be specified in the applicable Supplement.

     At the option of a Bearer Certificateholder, subject to applicable laws and regulations, Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates of the same Series in authorized denominations aggregating an amount equal to the portion of the Certificate Balance represented by the Certificates so exchanged, in the manner specified in the Supplement for such Series upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States, as specified in the related Supplement. Each Bearer Certificate surrendered pursuant to this SECTION 5.3 shall have attached thereto (or be accompanied by) all unmatured Coupons, PROVIDED that any Bearer Certificate to be exchanged for a Registered Certificate so surrendered after the close of business on the Record Date preceding the relevant Distribution Date need not have attached the Coupons related to such Distribution Date.

     The preceding provisions of this SECTION 5.3 notwithstanding, the Transfer Agent and Registrar shall not be required to register the transfer or exchange of any Investor Certificate of any Series for a period of fifteen (15) days preceding the due date for any payment with respect to the Investor Certificates of such Series.

     Unless otherwise provided in the related Supplement, no service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

     All Investor Certificates (together with any Coupons attached to Bearer Certificates) surrendered for registration of transfer or exchange shall be canceled by the Transfer Agent and Registrar and disposed of in the Trustee's normal and customary manner. The Trustee shall cancel and dispose of the Global Certificate upon its exchange in full for Definitive Certificates and shall deliver the cancelled Global Certificate to the applicable Certificateholder and a certificate of cancellation to the Sellers' Representative.

     The Trustee shall execute Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee or the Transfer Agent and Registrar to fulfill its responsibilities under this Master Trust Agreement and the Certificates.

          (b) None of the Sellers may sell, transfer or pledge its interest in all or a portion of the Sellers' Certificate to any Person, other than to TMM.

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          (c)     No Holder of a Subordinated Certificate may sell, transfer or pledge its interest in all of a portion of such Subordinated Certificate to any Person, other than to TMM.

          (d) Unless otherwise provided in the related Supplement, registration of transfer of Registered Certificates containing a legend relating to the restrictions on transfer of such Registered Certificates (which legend shall be as set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in such related Supplement are satisfied.

     Whenever a Registered Certificate containing the legend set forth in the related Supplement is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Servicer regarding such transfer. The Transfer Agent and Registrar and the Trustee shall be entitled to receive written instructions signed by a Responsible Officer of the Servicer prior to registering any such transfer or authenticating new Registered Certificates, as the case may be. The Servicer hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without gross negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any such written instructions furnished pursuant to this SECTION 5.3(d).

          (e) If Investor Certificates of a Series are issued in the form of U.S. Registered Certificates and Regulation S Certificates, and if a Holder of a U.S. Registered Certificate or a Certificate Owner holding a beneficial interest in a U.S. Registered Certificate wishes at any time to transfer its interest in such U.S. Registered Certificate to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Certificate, such Holder or Certificate Owner may, subject to the rules and procedures of The Depository Trust Company and the provisions of this SECTION 5.3(e), transfer or cause the transfer of such interest in such U.S. Registered Certificate for an equivalent beneficial interest in the Regulation S Certificate. Upon receipt by the Transfer Agent and Registrar of (i) instructions given in accordance with the procedures of The Depository Trust Company from an agent member directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Regulation S Certificate in an amount equal to the interest in the corresponding U.S. Registered Certificate to be transferred, (ii) a written order given in accordance with the procedures of The Depository Trust Company by the transferee of such interest in the U.S. Registered Certificate to be transferred containing information regarding the account to be credited with such increase and the name of such account, and (iii) such other certifications as are required pursuant to SECTION 5.3(a) above, the Transfer Agent and Registrar shall record in the Certificate Register a reduction of the Certificate Balance of such U.S. Registered Certificate by the aggregate principal amount of the interest in such U.S. Registered Certificate to be so transferred and an increase of the Certificate Balance of such Regulation S Certificate, and shall instruct The Depository Trust Company or its nominee to make corresponding changes to its records in respect of such U.S. Registered Certificate and Regulation S Certificate.

          (f) If Investor Certificates of a Series are issued in the form of U.S. Registered Certificates and Regulation S Certificates, and if a Certificate Owner holding a beneficial interest in a Regulation S Certificate wishes at any time to transfer its interest in such Regulation S Certificate to a Person who wishes to take delivery thereof in the form of an

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interest in a U.S. Registered Certificate, such Certificate Owner may, subject to the rules and procedures of Euroclear or Clearstream and The Depository Trust Company, as applicable, and the provisions of this SECTION 5.3(f), transfer or cause the transfer of such interest in such Regulation S Certificate for an equivalent interest in a U.S. Registered Certificate. Upon receipt by the Transfer Agent and Registrar of (i) instructions given in accordance with the procedures of Euroclear or Clearstream and The Depository Trust Company, as applicable, directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in a U.S. Registered Certificate in an amount equal to the interest in the Regulation S Certificate to be transferred, (ii) a written order given in accordance with the procedures of The Depository Trust Company by the transferee of such interest in the Regulation S Certificate to be transferred containing information regarding the account to be debited with such decrease and the name of such account and (iii) such other certifications as are required pursuant to SECTION 5.3(a) above, the Transfer Agent and Registrar shall record in the Certificate Register a reduction of the Certificate Balance of such Regulation S Certificate by the aggregate principal amount of the interest in such Regulation S Certificate to be so transferred or an increase of the Certificate Balance of a U.S. Registered Certificate, as the case may be, in the amount of the interest in the corresponding Regulation S Certificate transferred, and shall instruct The Depository Trust Company or its nominee to make corresponding changes to its records in respect of such Regulation S Certificate and U.S. Registered Certificate, if applicable.

     Section 5.4 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons, if any, pertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of a BONA FIDE purchaser having possession of such Certificate, the Trustee shall execute and authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and in an aggregate amount equal to the portion of the Certificate Balance represented by such mutilated, destroyed, lost or stolen Certificate. In connection with the issuance of any new Certificate under this SECTION 5.4, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this SECTION 5.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 5.5 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate (other than a Bearer Certificate) for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions, or for any other deliveries (including but not limited to notices pursuant to SECTION 10.5) pursuant to this Master Trust Agreement and the related Supplement, and none of the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall

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be affected by any notice to the contrary; PROVIDED, HOWEVER, that in determining whether the holders of Investor Certificates evidencing the requisite Certificate Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder and for purposes of the definitions of "Cumulative Required Investor Certificateholders", "Cumulative Required Investor Certificateholders (Super Majority)", "Series Required Investor Certificateholders" and "Series Required Investor Certificateholders (Super Majority)", Certificates owned by the Sellers, the Servicer, or any Affiliate thereof and Subordinated Certificates held by any Subordinated Certificate Purchaser shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Trustee Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded.

     In the case of a Bearer Certificate, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the bearer of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions under this Master Trust Agreement and the related Supplement, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary.

     Section 5.6  APPOINTMENT OF PAYING AGENT.

          (a) A paying agent (the "PAYING AGENT") shall make distributions to Investor Certificateholders from the appropriate account or accounts maintained for the benefit of Certificateholders as specified in the related Supplement for any Series pursuant to ARTICLE IV hereof. The Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above. The Trustee may revoke such power and remove the Paying Agent, in its sole discretion. The Paying Agent, unless the Supplement with respect to any Series states otherwise, shall initially be the Person acting as the Trustee. The Trustee shall be permitted to resign as Paying Agent upon thirty (30) days written notice to the Servicer and Sellers' Representative effective only upon the appointment of another Paying Agent. In the event that the Trustee shall cease to be the Paying Agent, the Cumulative Required Investor Certificateholders shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Collection Account or such other Series Account established pursuant to the Supplement with respect to any Series at the times and in the manner provided in the related Supplement and upon removal of a Paying Agent, such Paying Agent shall return all funds in its possession to the Collection Account or such other account established pursuant to the Supplement with respect to any Series at the times and in the manner provided in the related Supplement. The provisions of SECTIONS 8.1, 8.2 and 8.3 below shall apply to the Trustee also in its roles as Paying Agent and Transfer Agent and Registrar for so long as the Trustee shall act as Paying Agent or Transfer Agent and

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Registrar. Any reference in this Master Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     If specified in the related Supplement for any Series, so long as the Investor Certificates of such Series are outstanding, the Servicer shall appoint a co-paying agent in New York City reasonably acceptable to the Sellers for such Series (for Registered Certificates only) or any other city designated in such Supplement which, if and so long as any Series of Investor Certificates is listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, shall be in Luxembourg or the location required by such other stock exchange.

          (b) The Trustee shall cause the Paying Agent (other than itself) to execute and deliver to the Trustee an instrument whereby such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree, and if the Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Internal Revenue Code regarding the withholding by the Trustee of payments in respect of United States income taxes due from Investor Certificateholders or Certificate Owners and will, where required to avoid withholding of Taxes, obtain the following from each Certificateholder that is not a "United States person" as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (or a copy of IRS Form W-8IMY from an intermediary who holds such forms), such forms, documents, certificates and other documentation as may be required under the Code and applicable regulations to establish an exemption from withholding of Taxes, including, without limitation:

                  (i) IRS Form W-8BEN or successor form signed under penalties of perjury by the beneficial owner of Certificates stating that the Certificateholder or Certificate Owners is not a U.S. person and providing such Certificateholder's name and address; or

                  (ii) IRS Form W-8BEN or successor form signed by the beneficial owner of Certificates or such owner's agent claiming exemption from withholding under an applicable tax treaty; or

                  (iii) IRS Form W-8ECI or successor form signed by the beneficial owner of Certificates or such owner's agent claiming exemption from withholding of tax on income connected with the conduct of a trade or business in the U.S., pursuant to the applicable procedures in effect at the relevant time.

          (c) The Trustee shall also obtain from all Certificateholders (other than Certificateholders that are corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, individual retirement accounts or nonresident aliens and that, in each case, establish an exemption from backup withholding in accordance with applicable U.S. tax regulations) under penalties of perjury, a certificate on IRS Form W-9 containing the holder's name, address, correct federal taxpayer identification number and a statement that such Certificateholder is not subject to backup withholding. Prior to each Distribution Date occurring after the Servicer determines that any Taxes, other than U.S. withholding taxes, are imposed on

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payments from the Trust to the Certificateholders, the Servicer shall promptly furnish to the Trustee a certificate of a Responsible Officer of the Servicer specifying the amount required to be deducted or withheld on payments to Certificateholders on any of the Certificates due on such Distribution Date for or on account of any Taxes, other than U.S. withholding taxes, imposed on payments to be made to any Certificateholder and the Trustee or the Paying Agent shall cause such amount to be paid to the appropriate governmental authorities. The Sellers' Representative (in its capacity as Servicer, if it is the Servicer) agrees to indemnify each of the Trustee and Paying Agent for and to hold each harmless against any loss, liability or reasonable expense incurred without gross negligence, negligence in the handling of funds or willful misconduct on its part, arising out of or in connection with actions taken or not taken by it in reliance on any certificate furnished pursuant to SECTION 5.6(b) or this
SECTION 5.6(c) or the failure to furnish any such certificate. The obligation of the Servicer under the preceding sentence shall survive payment of all the Certificates, the satisfaction and discharge of this Master Trust Agreement and the resignation or removal of the Trustee and any Paying Agent.

     Section 5.7  ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

          (a) The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer or the Paying Agent, with a copy to Sellers' Representative, within five (5) Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list of the names and addresses of the Investor Certificateholders (other than Bearer Certificateholders) as of the most recent Record Date for payment of distributions to Investor Certificateholders.

          (b) Unless otherwise provided in the related Supplement, at any time after Definitive Certificates have been issued with respect to a Series, if the Holders of Investor Certificates of such Series evidencing not less than 10% of the Certificate Balance of such Series (the "APPLICANTS") apply in writing to the Trustee and such application states that the Applicants desire to communicate with other Investor Certificateholders of such Series or, if such Applicant certifies that it is necessary for it to communicate with other Investor Certificateholders of another Series with respect to an amendment, consent or waiver, another Series, with respect to their rights under this Master Trust Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses and having given to the Servicer a copy of such application and proposed communication, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders (other than Bearer Certificateholders) of such Series or, if applicable, such other Series, held by the Trustee, within a reasonable time but in any event not to exceed ten (10) Business Days after the receipt of such application. Such list shall be as of a date no more than forty-five (45) days prior to the date of receipt of such Applicants' request. Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.

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          (c)     Unless otherwise provided in the related Supplement, if the
Depository with respect to any Series of Certificates has procedures for providing to the Certificate Owners of such Series a list of the other Certificate Owners of such Series and, at any time, the Certificate Owners whose Book-Entry Certificates evidence beneficial interests in Investor Certificates of such Series aggregating not less than 10% of the Certificate Balance of such Series deliver to the Trustee a written application (containing a certification by an officer of each such Certificate Owner stating that such applicant is a Certificate Owner, on which certification the Trustee may conclusively rely to establish that such party is a Certificate Owner) and such application states that such Certificate Owners desire to communicate with other Certificate Owners of such Series with respect to their rights under this Master Trust Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Certificate Owners propose to transmit, then the Trustee, after having been adequately indemnified by such Certificate Owners for its costs and expenses and having given to the Servicer a copy of such application and proposed communication, shall request the Depository to deliver to such Certificate Owners a list of the other Certificate Owners of such Series holding through the Depository.

     Section 5.8  AUTHENTICATING AGENT.

          (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Master Trust Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Sellers. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Sellers. Upon receiving such a notice of resignation or upon such a termination, the Trustee may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent.

          (d) The Trustee agrees to pay each authenticating agent from time to time reasonable compensation for its services under this SECTION 5.8, and the Trustee shall be reimbursed for such fees by the Sellers.

          (e) The provisions of SECTIONS 8.1 and 8.2 below shall be applicable to any authenticating agent.

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          (f)     Pursuant to an appointment made under this SECTION 5.8, the
Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

     This is one of the certificates described in the Master Trust Agreement.


                              --------------------------------------------------
                              as Authenticating Agent for the Trustee,


                              By
                                ------------------------------------------------
                                                            Authorized Signatory

     Section 5.9  TENDER OF SELLERS' CERTIFICATE.

          (a) The Holder of the Sellers' Certificate may tender the Sellers' Certificate to the Trustee in order to cause to be issued one or more newly issued Series of Investor Certificates to new Investor Certificateholders and except with respect to the initial Series of Investor Certificates issued hereunder, reissued Sellers' Certificate to be reissued to the Sellers (any such tender, an "EXCHANGE"). The Holder of the Sellers' Certificate may perform an Exchange by notifying the Trustee, in writing at least three (3) Business Days in advance (an "EXCHANGE NOTICE") of the date upon which the Exchange is to occur (an "EXCHANGE DATE"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such
Series: (i) its Initial Certificate Balance (or the method for calculating such Initial Certificate Balance), which amount must meet all applicable Receivables Coverage Ratio and Generation Coverage Ratio tests approved by the Series Required Investor Certificateholders of each Series then outstanding, (ii) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any, and (iii) the Enhancement Provider, if any, with respect to such Series. On the Exchange Date, the Trustee shall only execute, authenticate and deliver any such Series of Investor Certificates upon delivery to it of the following: (i) the items required to be delivered pursuant to
SECTION 5.2(b) above with respect to such new Series, (ii) the applicable Enhancement, if any, (iii) the agreement, if any, executed by the Sellers and the Enhancement Provider, pursuant to which the Enhancement Provider agrees to provide the Enhancement, if any, with respect to such Series, (iv) the existing Sellers' Certificate and (v) the approval of each Investor Certificateholder as required pursuant to SECTION 5.9(c). Upon satisfaction of such conditions, the Trustee shall cancel such existing Sellers' Certificate and execute, authenticate and deliver such new Series of Investor Certificates and a new Sellers' Certificate, dated the Exchange Date.

          (b) In conjunction with an Exchange, the parties hereto shall execute a Supplement agreeable to such parties, which shall specify the relevant terms with respect to any Series of Investor Certificates, which may include without limitation: (i) its name or designation, (ii) its Initial Certificate Balance or the method of calculating its Initial Certificate Balance, (iii) the Certificate Rate (or formula for the determination thereof), (iv) the Closing Date, (v) the interest payment date or dates and the date or dates from which interest shall accrue, (vi) the name of the Clearing Agency or Foreign Clearing Agency, if any, (vii) the method of allocating Collections, the Receivable Shortfall Payments and other payments required to be made by the Sellers under such Supplement to the Certificateholders of such Series, (viii) the names of any

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accounts to be used by such Series and the terms governing the operation of any such account, (ix) the terms of any Enhancement with respect to such Series and the Enhancement Provider, if applicable, (x) the terms on which the Certificates of such Series may by offered and sold, repurchased by each Seller, subject to any restrictions then set forth in the Transaction Documents, or resold or remarketed to other investors, (xi) the Expected Final Distribution Date of the Series, (xii) any deposit into any Series Account maintained for the benefit of the Trustee and the Certificateholders of such Series, (xiii) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xiv) the extent to which the Investor Certificates will be issuable in temporary or permanent global form, and in such case, the Depository for such Global Certificate or Certificates, the terms and conditions, if any, upon which such Global Certificate may be exchanged in whole or in part for Definitive Certificates, and the manner in which any interest payable on a temporary or Global Certificate will be paid, (xv) whether the Investor Certificates may be issued in bearer form and any limitations imposed thereon,
(xvi) whether any fees will be included in the funds available to Investor Certificateholders of such Series, (xvii) the priority of any Series with respect to any other Series, (xviii) the rights of the Holder of the Sellers' Certificate that have been transferred to the Investor Certificateholders of such Series, (xix) the principal payment period with respect to such Series and
(xx) any other relevant terms of such Series (all such terms, the "PRINCIPAL TERMS" of such Series). So long as the Series 2001-A Certificates are outstanding, neither the Series 2002-A Certificates nor any other Series or the applicable Supplement for any such Series issued after the Initial Closing Date shall provide for (i) an earlier Expected Final Distribution Date or other maturity, (ii) a greater level of amortization, (iii) any additional or more restrictive covenants or Rapid Amortization Events, (iv) any additional rights or remedies or (v) additional optional or obligatory repurchase rights, than those set forth in the Series 2002-A Supplement in the form attached hereto as EXHIBIT P.

          (c) No new Series shall be issued after the initial Series unless approved by each Investor Certificateholder of each Series then in existence prior to the issuance of such new Series.

     Section 5.10 GLOBAL CERTIFICATE; EURO-CERTIFICATE EXCHANGE DATE. If specified in the related Supplement for any Series, the Investor Certificates may be initially issued in the form of a single temporary Global Certificate (the "GLOBAL CERTIFICATE") in bearer form, without interest coupons, in the denomination of the Initial Certificate Balance and substantially in the form attached to the related Supplement. Unless otherwise specified in the related Supplement, the provisions of this SECTION 5.10 shall apply to such Global Certificate. The Global Certificate will be executed and authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global Certificate may be exchanged in the manner described in the related Supplement for permanent Registered and/or Bearer Certificates in definitive form (the "DEFINITIVE EURO-CERTIFICATES").

     Section 5.11 BOOK-ENTRY CERTIFICATES. Unless otherwise provided in any related Supplement, the Investor Certificates, upon original issuance, shall be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to the depository specified in such Supplement (the "DEPOSITORY") which shall be the Clearing Agency or Foreign Clearing Agency, as the case may be, by or on behalf of such Series. The Investor Certificates of each Series shall unless otherwise provided in the related Supplement initially be

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registered on the Certificate Register in the name of the nominee of the
Clearing Agency or Foreign Clearing Agency, as the case may be. No Certificate Owner will receive a registered definitive certificate (a "DEFINITIVE CERTIFICATE") representing such Certificate Owner's interest in the related Series of Investor Certificates, except as provided in SECTION 5.13 below. Unless otherwise provided in any related Supplement, unless and until Definitive Certificates have been issued to Certificate Owners pursuant to SECTION 5.13 below:

          (a) the provisions of this SECTION 5.11 shall be in full force and effect with respect to each such Series;

          (b) the Sellers, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates of each such Series) as the authorized representatives of the Certificate Owners; PROVIDED, HOWEVER, that the Sellers, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee shall treat the Holder thereof as the absolute owner thereof for all purposes (including the making of distributions on such Registered Certificate).

          (c) to the extent that the provisions of this SECTION 5.11 conflict with any other provisions of this Master Trust Agreement, the provisions of this SECTION 5.11 shall control with respect to each such Series; and

          (d) the rights of Certificate Owners of each such Series shall be exercised only through the Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Certificates of such Series are issued pursuant to SECTION 5.13 below, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

     Section 5.12 NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Master Trust Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to SECTION 5.13, then, with respect to Certificate Owners, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Investor Certificates to the Clearing Agency for distribution to Certificate Owners.

     Section 5.13 DEFINITIVE CERTIFICATES. If (a) (i) any Seller advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the applicable Depository Agreement, and (ii) the Trustee or such Seller is unable to locate a qualified successor Clearing Agency, or (b) such Seller, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to any Series of Certificates, the Clearing Agency shall notify all Certificate Owners of such Series, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Series requesting the same. Upon surrender to the Trustee of the Investor Certificates representing the

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Book-Entry Certificates of such Series by the applicable Clearing Agency, accompanied by written registration instructions from the applicable Clearing Agency for registration, the Trustee shall execute, authenticate and deliver to the Certificate Owners the Definitive Certificates of such Series in authorized denominations. Neither the Sellers nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of such Series, the Trustee shall recognize the Holders of the Definitive Certificates of such Series as Certificateholders of such Series hereunder.

     Section 5.14 SUBORDINATION OF SUBORDINATED CERTIFICATES AND SELLERS' CERTIFICATE.

          (a) All payments with respect to the Sellers' Certificate and any Subordinated Certificate (the "SUBORDINATED PAYMENT OBLIGATIONS") shall be postponed and subordinated to the payment in full of all amounts due under the Investor Certificates (the "SENIOR PAYMENT OBLIGATIONS"), and no payments or other distributions whatsoever in respect of any Subordinated Payment Obligations shall be made, nor shall any Collections or any other Trust Assets be applied to the purchase or other acquisition or retirement of any Subordinated Payment Obligations.

          (b) In the event of any insolvency relating to the Trust, the Guarantor, any Seller or TMM Multimodal or, after its formation, Newco or affecting any of their property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors), or any other marshalling of the assets and liabilities of the Trust, the Guarantor, any Seller, TMM Multimodal or, after its formation, Newco or any sale of all or substantially all of the assets of the Trust, the Guarantor, any Seller, TMM Multimodal or, after its formation, Newco or otherwise, the Senior Payment Obligations, including all amounts accruing under the Transaction Documents, whether for interest, fees and costs, or otherwise, on or after the occurrence of such event, and notwithstanding that, by operation of Sections 502(b) and 506 of the Bankruptcy Code or other law governing such proceeding, such amounts may not constitute enforceable claims against or be payable during or after such proceeding by the entity that is the subject of such proceeding, shall first be paid in full before the Subordinated Certificateholder shall be entitled to receive and to retain any payment or distribution in respect of the Subordinated Payment Obligations and, in order to implement the foregoing: (i) all payments and distributions of any kind or character in respect of the Subordinated Payment Obligations to which each Holder of a Subordinated Certificate or Sellers' Certificate would be entitled if the Subordinated Payment Obligations were not subordinated, or subordinated and pledged or assigned pursuant to the Master Trust Agreement, shall be made directly to the Trustee; (ii) to the extent permitted by Applicable Law, each Holder of a Subordinated Certificate or Sellers' Certificate shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Subordinated Payment Obligations, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Trustee; and (iii) each Holder of a Subordinated Certificate or Sellers' Certificate hereby irrevocably agrees that the Trustee may, at its sole discretion, in the name of the undersigned or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such proceedings with respect to any and all claims of each Holder of a

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Subordinated Certificate or Sellers' Certificate relating to the Subordinated
Payment Obligations for the benefit of the Senior Payment Obligations.

          (c) In the event that any Subordinated Certificateholder or any Seller receives any payment or other distribution of any kind or character from any source whatsoever, in respect of any of the Subordinated Payment Obligations, such payment or other distribution shall be received in trust for the Trustee and promptly turned over by such Subordinated Certificateholder or Seller to the Trustee for the benefit of the Senior Payment Obligations and shall be allocated by the Trustee and distributed by the Paying Agent in the order of application and distribution set forth in Sections 4.3 and 4.4 of each of the Series 2001-A Supplement and Series 2002-A Supplement or equivalent allocation and distribution sections of another Supplement. Each Subordinated Certificateholder or Seller, as applicable, will mark its books and records so as clearly to indicate that the Subordinated Payment Obligations are subordinated in accordance with the terms of the Subordinated Certificate or Sellers' Certificate, as applicable, and the Master Trust Agreement, and will cause to be clearly inserted in any certificate, promissory note or other instrument which at any time evidences any of the Subordinated Payment Obligations a statement to the effect that the payment thereof is subordinated in accordance with the terms of such Subordinated Certificate, the Sellers' Certificate and the Master Trust Agreement. TMM will cause each Subordinated Certificateholder and each other Seller to execute such further documents or instruments and take such further action as the Trustee may reasonably from time to time request or as may otherwise be necessary in order to carry out the intent of the Subordinated Certificate or Sellers' Certificate.

          (d) All payments and distributions received by the Trustee in respect of the Subordinated Payment Obligations, to the extent received in or converted into cash, may be applied by the Trustee first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Trustee in enforcing its rights hereunder, or in endeavoring to collect or realize upon any of the Subordinated Payment Obligations or any security therefor, and any balance thereof shall, solely as between the Subordinated Certificateholder and the Trustee, shall be allocated by the Trustee and distributed by the Paying Agent in the order of application and distribution set forth in Sections 4.3 and 4.4 of each of the Series 2001-A Supplement and Series 2002-A Supplement or equivalent allocation and distribution sections of another Supplement, toward the payment of the Senior Payment Obligations remaining unpaid; and, notwithstanding any such payments or distributions received by the Trustee in respect of the Subordinated Payment Obligations and so applied by the Trustee toward the payment of the Senior Payment Obligations, the Subordinated Certificate and Sellers' Certificate shall be subrogated to the then existing rights of the Trustee, if any, in respect of the Senior Payment Obligations, only at such time as the Senior Payment Obligations shall have been paid in full.

                                   ARTICLE VI

                                  THE SERVICER

     Section 6.1 ACCEPTANCE OF APPOINTMENT AND OTHER MATTERS RELATING TO THE SERVICER.

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          (a)     TMM is hereby appointed as Servicer on behalf of the Trust under a collection mandate from the Trust under Chapter I of Title Third of Book Second of the Mexican Commerce Code. TMM hereby agrees to act as the Servicer under this Master Trust Agreement. Each Investor Certificateholder, by its acceptance of its Investor Certificate, consents to TMM acting as Servicer.

          (b) The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with performing its obligations as Servicer hereunder which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered (i) to cooperate with the Trustee in conducting any enforcement proceedings with respect to the Purchased Receivables and (ii) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from the CNBV, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any Mexican, U.S. federal or state securities or reporting requirements and laws. The Trustee shall furnish the Servicer, at TMM's sole cost and expense, with any documents in its possession which are reasonably requested by any Seller or the Servicer and are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          (c) The Servicer shall be required to pay for its own account the expenses of performing its obligations as Servicer under this Master Trust Agreement and shall not be entitled to any payment or reimbursement therefor, other than any fee payable to the Servicer as specifically set forth and payable pursuant to the terms of any Supplement. The Servicer's expenses include the reasonable fees and disbursements of independent public accountants and all other expenses incurred by the Servicer in connection with its activities hereunder.

     Section 6.2 REPRESENTATIONS AND WARRANTIES OF THE SERVICER. TMM, as Servicer, hereby makes the following representations and warranties on and as of the Document Closing Date, the Initial Closing Date and each subsequent Closing Date, including the Third Closing Date:

          (a) ORGANIZATION. The Servicer is a Mexican corporation duly organized and validly existing under the laws of Mexico and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Master Trust Agreement in all material respects.

          (b) DUE QUALIFICATION. The Servicer is not required to qualify or register as a foreign corporation in any state of the United States in order to act as Servicer as required by this Master Trust Agreement and has obtained all licenses and approvals and made all filings materially necessary in order to so act as Servicer as are required under any Requirement of Law. If the Servicer shall be required by any Requirement of Law to so qualify or register or obtain such license or approval, then it shall do so unless its failure to do so is not reasonably likely to result in a Material Adverse Effect.

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          (c)     DUE AUTHORIZATION. The execution, delivery, and performance of any Transaction Document to which it is a party and the consummation of the transactions therein by the Servicer have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

          (d) BINDING OBLIGATION. Any Transaction Document to which it is a party constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, CONCURSO MERCANTIL, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, or as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (e) NO CONFLICT. The execution and delivery of any Transaction Document to which it is a party and the fulfillment of the terms thereof by the Servicer will not conflict with or result in the breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or any of its properties is bound, except for any conflict, breach or default which is not reasonably likely to result in a material adverse effect on the Certificateholders or Certificate Owners or the ability of the Servicer to perform its obligations under any Transaction Document to which it is a party.

          (f) NO VIOLATION. The execution and delivery of any Transaction Document to which it is a party by the Servicer, the performance of the transactions contemplated by any Transaction Document to which it is a party and the fulfillment of the terms hereof and thereof applicable to the Servicer, will not conflict with or violate any certificate of incorporation, articles of association, by-laws, ACTA CONSTITUTIVA, ESTATUTOS SOCIALES, or other organizational or governing documents of the Servicer or any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority applicable to or binding upon the Servicer, except for any conflict or violation which is not reasonably likely to result in a Material Adverse Effect.

          (g) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking any determination or ruling that, in the reasonable judgment of the Servicer, are reasonably likely to result in a material adverse effect on the Certificateholders or Certificate Owners or the ability of the Servicer to perform its obligations under any Transaction Document to which it is a party.

          (h) ALL CONSENTS REQUIRED. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority or official required in connection with the execution and delivery of any Transaction Document to which the Servicer is a party, the performance by the Servicer of the transactions contemplated by any Transaction Document to which it is a party and the fulfillment of the terms thereof have been obtained except to the extent the failure to obtain the same is not reasonably likely to result in a material adverse effect on the Certificateholders or Certificate Owners or the ability of the Servicer to perform its obligations under any Transaction Document to which it is a party.

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          (i)     NO IMMUNITY. Under the laws of Mexico neither the Servicer nor its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

          (j) MATERIAL ADVERSE EFFECT. The reasonable likelihood of any act, event or condition resulting in a "material adverse effect" as that term is used in this SECTION 6.2, shall be based solely on the facts and circumstances in existence on the applicable Closing Date.

     Section 6.3  COVENANTS OF THE SERVICER.

          (a) ADMINISTRATION OF PURCHASED RECEIVABLES. The Servicer shall manage, service, administer and make collections on the Purchased Receivables with reasonable care and in accordance with the TMM Credit and Collection Policies, using that degree of skill and attention that the Servicer would exercise with respect to the Purchased Receivables if the Servicer were the owner thereof.

          (b) COLLECTIONS. The Servicer shall remit promptly to the Trust any payments on the Purchased Receivables, including without limitation any Collections, received directly by the Servicer.

          (c) COOPERATION WITH TRUSTEE. The Servicer shall cooperate with and assist the Trustee in preparing the Weekly Trustee Report and the Monthly Trustee Report, including, without limitation, by providing to the Trustee any information requested by the Trustee relating to such reports.

          (d) SERVICER REPORT. On each Determination Date, the Servicer shall provide the Trustee with (i) a compliance certificate indicating the level of each of the Receivables Coverage Ratio and the Generation Coverage Ratio and including a list of the Owed Amounts as of such Determination Date (the "SERVICER REPORT") in substantially the form set forth in EXHIBIT C hereto and
(ii) reports on revenue levels and payments on account of the Purchased Receivables and such other information, documents, records or reports with respect to the Purchased Receivables or the conditions of operations, financial or otherwise, of the Seller, as the Trustee may from time to time reasonably require in order to protect the interests of the Trustee and the Certificateholders in connection with this Master Trust Agreement.

          (e) ANNUAL SERVICER'S CERTIFICATE. On or before March 31 of each calendar year, beginning with March 31, 2003, the Servicer will deliver to the Trustee and the Paying Agent (if other than the Trustee) an Officer's Certificate substantially in the form of EXHIBIT E hereto stating that (a) a review of the activities of the Servicer during the twelve-month period ending on December 31 of the previous calendar year, and of its performance under this Master Trust Agreement, was made under the supervision of the Person signing such certificate and (b) to the best of such Person's knowledge, based on such review, the Servicer has fully performed all its obligations under this Master Trust Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any

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Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          (f)     PRESERVATION OF CORPORATE EXISTENCE. Except as permitted under
SECTION 3.3 with respect to TMM only, the Servicer shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications is reasonably likely to result in a material adverse effect on the Certificateholders or Certificate Owners or the ability of the Servicer to perform its obligations under any Transaction Document to which it is a party.

          (g) AUDITS. At any time and from time to time during regular business hours during a Rapid Amortization Period (and upon five (5) Business Days' written notice if not during a Rapid Amortization Period), the Servicer shall permit the Trustee, or its agents or representatives (i)(A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of the Servicer relating to the Purchased Receivables, including, without limitation, the Obligor Agreements, and (B) to visit the offices and properties of the Servicer for the purpose of examining such materials described in CLAUSE
(i)(A), and to discuss matters relating to the Purchased Receivables or the performance of its obligations hereunder with any officers of the Servicer or employees having knowledge of such matters, and (ii) without limiting the foregoing CLAUSE (i), from time to time on request of the Trustee (given not more than once in each calendar year so long as no Rapid Amortization Event or Unmatured Rapid Amortization Event shall have occurred and be continuing), permit certified public accountants or other auditors acceptable to the Trustee to conduct, at the Servicer's expense, a review of the Servicer's books and records with respect to the Purchased Receivables.

          (h) COMPLIANCE WITH REQUIREMENTS OF LAW. The Servicer shall duly satisfy all obligations on its part to be fulfilled under any Transaction Document to which it is a party and will comply in all material respects with all other Requirements of Law the failure to comply with which is reasonably likely to result in a material adverse effect on the Certificateholders or Certificate Owners of any Series or the ability of the Servicer to perform its obligations under any Transaction Document to which it is a party.

          (i) MAINTENANCE OF PROPERTIES; INSURANCE. TMM, on behalf of itself and each of the other Sellers, will cause all properties used in connection with the Obligor Agreements to be maintained and kept in good condition, repair and working order, ordinary wear and tear accepted, and shall see the same are supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof as in the judgment of TMM may be necessary so that business carried on in connection therewith may be conducted in the ordinary course consistent with TMM's and its Subsidiaries' custom and practice at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent TMM from discontinuing the operation or maintenance of any such properties which in the reasonable judgment of TMM are no longer necessary or useful to the conduct of its or any other Seller's business or the business of TMM's other consolidated Subsidiaries so long as such

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discontinuance of operations or maintenance shall not have a material adverse effect on the Purchased Receivables.

     Section 6.4  [Intentionally Omitted].

     Section 6.5 TERMINATION OF THE SERVICER. If a Servicer Default shall have occurred and be continuing, the Trustee, by notice given to the Servicer, and if the Servicer is not TMM, to the Sellers' Representative, shall upon the written directions of the Cumulative Required Investor Certificateholders terminate all of the rights and powers of the Servicer under this Master Trust Agreement, including without limitation all rights of such Servicer to receive any servicing compensation provided for in the applicable Supplement with respect to the period following such termination. Upon the giving of any such notice under
SECTION 10.5 below, the Trustee shall designate as successor Servicer any Person (upon the written direction of the Cumulative Required Investor Certificateholders to succeed such Servicer on the condition that the Trustee determines that such Person meets sections (a) and (c) of the definition of "Successor Servicer Criteria" and such Person certifies pursuant to section (b) of the definition of "Successor Servicer Criteria" that it is legally qualified to act as the successor Servicer. A Person so designated shall agree to assume the duties and obligations of such Servicer under the Transaction Documents in accordance with the terms hereof or thereof or such other terms as may be acceptable to the Trustee, and upon such assumption all rights, duties and responsibilities of the Servicer under the Transaction Documents shall vest in such successor Servicer, and the Trustee is hereby irrevocably and independently authorized, appointed and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise (which appointment as attorney-in-fact is with full power of substitution and coupled with an interest), all documents and other instruments (including any notices to Obligors deemed necessary or advisable by the Trustee), and to do or accomplish all other acts or things, necessary or appropriate to effect such vesting and assumption, including, without limitation, directing the Obligors to remit all payments on or in respect of the Purchased Receivables to an account or address designated by the Trustee or such successor Servicer and endorsing the name of such Servicer on checks and other instruments representing Collections with respect to the Purchased Receivables and enforcing such Purchased Receivables. Further, in such event, such Servicer shall use its best efforts to effect the orderly and efficient transfer of the servicing of the Purchased Receivables to such successor Servicer, and as promptly as practicable, such Servicer shall provide applicable records to such successor Servicer. In no event shall the Trustee be obligated to act as a successor Servicer hereunder.

     Notwithstanding the termination of any Person's rights and powers as Servicer under this Master Trust Agreement, such Person shall remain obligated to deposit all payments on the Purchased Receivables, including without limitation all Collections, in the Collection Account promptly upon receipt.

     Section 6.6 ASSUMPTION OF THE OBLIGATIONS OF THE SERVICER. The obligations or duties of the Servicer hereunder shall not be assignable nor shall any Person succeed to the obligations of the Servicer hereunder, whether due to a consolidation of the Servicer with, or a merger into, another Person, or due to a conveyance or transfer of the Servicer's properties and assets substantially as an entirety to any Person, or otherwise, except for:

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          (a)     the termination and appointment of a successor Servicer
pursuant to SECTION 6.5 above; or

          (b)     any assignment and assumption of obligations pursuant to
SECTION 6.7 below; or

          (c) unless, in the case of consolidations, mergers, conveyances or transfers:

                  (i) in the event that the Servicer is TMM, the consolidation, merger, transfer or conveyance complies with SECTION 3.3 above and, in the event of a Servicer other than TMM, the entity which is the Servicer immediately prior to such consolidation, merger, conveyance or transfer is the surviving corporation formed by such consolidation or merger, and remains in compliance with every covenant and obligation of the Servicer, as applicable hereunder;

                  (ii) any transfer of the assets of the Servicer either directly or indirectly does not have a material adverse effect on the ongoing business, condition (financial or otherwise), operations, performance, properties or prospects of the Servicer;

                  (iii) the Enhancement Provider, if any, under each outstanding Series has given its consent thereto, which consent shall not be unreasonably withheld; and

                  (iv) the Servicer has delivered to the Trustee an Officer's Certificate stating that such consolidation, merger, conveyance or transfer complies with this SECTION 6.6 and that all conditions precedent herein provided for relating to such transaction have been complied with; or

          (d) those Services which are purely maritime in nature having to do with the maintenance, operation, repair, chartering of vessels or administration of the maritime aspects of the Obligor Agreements.

     Section 6.7 RESIGNATION OF THE SERVICER. The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the assumption, by an agreement supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, of the obligations and duties of the Servicer hereunder by any of its Affiliates or by any other Person meeting the Successor Servicer Criteria. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Trustee. No resignation shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of the Servicer. If, within sixty (60) days after the date of the determination that the Servicer may no longer act as Servicer under CLAUSE (a) above and a successor Servicer which is reasonably acceptable to the Sellers and the Cumulative Required Investor Certificateholders has not been appointed, the Trustee may petition a court of competent jurisdiction for the appointment of a successor Servicer hereunder. The Trustee shall give prompt notice to the Enhancement Provider, if so provided in the related Supplement, upon the appointment of a successor Servicer.

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     Section 6.8  LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS. Except as
provided in SECTION 5.6(b) above, neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken, or for refraining from the taking of any action, in good faith in its capacity as Servicer pursuant to this Master Trust Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of the negligent action of the Servicer or such Person, the negligent failure to act of the Servicer or such Person, or the willful misconduct of the Servicer or such Person.

     Section 6.9 INDEMNIFICATION OF THE SERVICER. TMM, on behalf of itself and each of the other Sellers, shall indemnify and hold harmless the Servicer (if the Servicer is not TMM), its officers, directors, employees or agents from and against any Indemnified Loss (whether on account of settlements or otherwise, and whether or not the Servicer, its officers, directors, employees or agents is a party to any action or proceeding that gives rise to such Indemnified Loss) suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of or in connection with the acceptance or administration of any Transaction Document or the use of proceeds therefrom or the trusts hereunder and thereunder and its duties hereunder or thereunder; PROVIDED, HOWEVER, that TMM shall not indemnify the Servicer to the extent of any Indemnified Losses which are found in a final judgment of a court of competent jurisdiction to have been caused by gross negligence or willful misconduct by the Servicer (or the gross negligence or willful misconduct on the part of any of the Servicer's officers, directors, employees or agents). The obligations of TMM under this SECTION 6.9 shall survive the termination of the Trust and the resignation or removal of the Servicer.

     Section 6.10 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE PURCHASED RECEIVABLES. The Trustee shall have access to the books and records of the Servicer regarding the Purchased Receivables without charge, but only (i) upon reasonable request and advance notice, (ii) during normal business hours,
(iii) subject to the Servicer's and its designee's normal security and confidentiality procedures and (iv) at offices designated by the Servicer or its designee.

     Section 6.11 SERVICER MAY OWN CERTIFICATES. The Servicer and any Affiliate of the Servicer may become the owner of Certificates but shall not participate in decisions made or instructions given to the Trustee by the Certificateholders as a group. The Servicer, if it is not TMM, may otherwise deal with the Sellers with the same rights as it would have if it were not the Servicer.

                                   ARTICLE VII

                            RAPID AMORTIZATION EVENTS

     Section 7.1 RAPID AMORTIZATION EVENTS. If any one of the following events (each a "RAPID AMORTIZATION EVENT") shall occur:

          (a) any payment shall not be made on the date required under this Master Trust Agreement or the applicable Supplement (including, without limitation, Receivable Shortfall Payments, payments of principal and interest on any Distribution Date, payments of

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Additional Amounts and any other payments or prepayments required to be made by the Sellers under any applicable Supplement); PROVIDED, HOWEVER, in the case of any payment other than payments of principal and interest on any Distribution Date, such payment shall not be made for a period of thirty (30) days after the date required under the Master Trust Agreement and in the case of any payment of principal or interest on a Distribution Date, such payment shall not be made for a period of three (3) Business Days after the date required in this Master Trust Agreement;

          (b) (i) TMM (as a Seller, Guarantor, or Sellers' Representative) or any other Seller shall fail to duly observe or perform in any material respect any other covenant or agreement of the Sellers in any Transaction Document, which failure continues unremedied for a period of 30 days (PROVIDED, THAT, with respect to the covenant set forth in SECTION 3.2(z) hereof the period shall be seven (7) days) after the earlier to occur of (x) actual knowledge by a Responsible Officer of such Person and (y) notice thereof to such Person by the Trustee; or (ii) an Exercise Event (as such term is defined in the Option Agreement or the Port Option Agreement, as applicable) shall occur under the Option Agreement or the Port Option Agreement, as applicable;

          (c) (i) any representation or warranty made by TMM (as a Seller, Guarantor, or Sellers' Representative) or any other Seller in any Transaction Document or in any instrument, document or certificate delivered by such Person pursuant thereto, or any information required to be given by such Person to the Trustee with respect to the Purchased Receivables, proves to have been incorrect when made, the effect of which shall result in a Material Adverse Effect;

          (d) TMM or any other Seller shall consent to the appointment of a conservator, receiver or liquidator in any bankruptcy, insolvency, CONCURSO MERCANTIL, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any bankruptcy, insolvency, CONCURSO MERCANTIL, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against TMM or such other Seller and such action is not discharged within sixty (60) days; or any encumbrancer takes possession of, or a trustee, administrator or receiver is appointed for, the whole or any substantial part of the assets of TMM or such other Seller and such action is not discharged within sixty (60) days; or TMM or such other Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (e) the Trust shall be required to be registered (i) as an "investment company" within the meaning of the Investment Company Act or (ii) under the Trust Indenture Act;

          (f) TMM or any other Seller shall, in any court or other governmental proceeding, contest in any manner the validity, binding nature, or enforceability of any Transaction Document or assert the matters set forth in
SECTION 7.1(g) below;

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          (g)     the assignment of the Purchased Receivables to the Trust
pursuant to this Master Trust Agreement and the Receivables Sale Agreements shall generally cease to be an absolute assignment of all right, title and interest in and to the Purchased Receivables for purposes of Mexican law; or the Trustee, on behalf of the Trust, shall cease to either own or have a first priority, perfected security interest in the Purchased Receivables for purposes of United States law, in either case, as determined by a final judgment of a court of competent jurisdiction in an action in which the assertion of such cessation is made by or on behalf of a Person other than the Trustee or any Certificateholder;

          (h) Mexico shall impose foreign exchange controls that have the effect, intended or not, of impeding the flow of payments with respect to the Purchased Receivables or the transfer of funds from the Peso Denominated Account or the Sweep Account to the Collection Account or from the Collection Account to any Series Account as provided for in this Master Trust Agreement, any Supplement or other Transaction Document which exchange controls, as they relate to such flow of payments, are not removed within fifteen (15) days from their imposition;

          (i) except as provided in SECTION 4.1(c), on any Determination Date, the currency of any Collections received by the Trust with respect to the Purchased Receivables during the prior Collection Period shall be in a currency other than Dollars;

          (j) any Seller shall change the nature or conduct of its business relating to Eligible Open Accounts Receivables if any such change is reasonably likely to result in a Material Adverse Effect;

          (k) any moratorium imposed by any government or legislative authority on the repayment of any Indebtedness of any Seller shall occur, or any governmental authority enactment shall occur that expropriates, condemns or causes the compulsory purchase of fifteen percent (15%) or more of the consolidated total assets of (i) TMM or (ii) any other Seller if the Collections generated by the Eligible Purchased Receivables sold by that Seller to the Trust accounted for in excess of five percent (5%) of the aggregate Collections generated by all Purchased Receivables sold by all Sellers to the Trust during the twelve-month period immediately preceding the occurrence of such event (excluding any amount attributable to goodwill or other intangible assets) as determined by reference to the then most recent audited consolidated financial statements of TMM or any such Seller, as applicable;

          (l) A final judgment or order for the payment of money in an aggregate amount in excess of U.S.$10,000,000 (or the equivalent thereof in other currencies), taken together with any other judgment or order then outstanding, shall have been entered against TMM or any of its Restricted Subsidiaries, any other Seller or any consolidated Subsidiary thereof, and either (i) such judgment was prosecuted by any creditor or (ii) such judgment or order shall have not been vacated, discharged, stayed or bonded pending appeal, for a period of sixty (60) calendar days after the date of entry of such judgment or order;

          (m) A default shall have occurred under any Indebtedness of TMM or any of its Restricted Subsidiaries, or any other Seller or any such Seller's consolidated Subsidiaries (whether at stated maturity, required prepayment, acceleration, demand or otherwise),

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individually or in the aggregate in excess of U.S. $10,000,000 or any default or event of default shall occur under any agreement or instrument evidencing or relating to such Indebtedness, including under either Indenture, if the effect thereof is to accelerate the maturity thereof or to permit the holder or holders of such Indebtedness, or an agent or trustee on its or their behalf, to accelerate the maturity thereof or to require the mandatory prepayment or redemption thereof;

          (n) any governmental or legislative authorization, approval, license or consent, if any, required by the laws of Mexico to enable TMM or any other Seller or the Trust lawfully to enter into and perform the Transaction Documents, to exercise the rights purported to be granted to the Trust therein, to perform the obligations purported to be assumed by the Seller therein or to ensure the legality, validity, enforceability and admissibility in evidence in Mexico of any of the Transaction Documents, shall have ceased to be in full force and effect in all material respects for a period of thirty (30) days or more;

          (o) if the Servicer is TMM, any Servicer Default shall occur and be continuing;

          (p) on any two consecutive Determination Dates, (A) the Receivables Coverage Ratio shall be less than 2.00:1.00 or (B) the Generation Coverage Ratio shall be less than 2.25:1.00;

          (q) any Obligor Agreement relating to Purchased Receivables (A) is terminated or not renewed prior to the Series 2001-A Termination Date, or (B) any party thereto shall default thereunder which default is reasonably likely to result in a Material Adverse Effect; PROVIDED, HOWEVER, a Rapid Amortization Event shall not arise if such Obligor Agreement is terminated or is in default and the Sellers immediately replace such Obligor Agreement with a new Eligible Obligor acceptable to the Investor Certificateholders in their sole and absolute discretion;

          (r)     a Change in Control shall have occurred; or

          (s) a Receivable Shortfall Payment under either SECTION 4.2(a)(i) OR (ii) hereof, shall occur on any two consecutive Transfer Dates.

     then, in the case of any event set forth above other than in SECTION 7.1(d) or SECTION 7.1(g), a Rapid Amortization Commencement Date will be deemed to have occurred with respect to a Series only if, after any applicable grace period described in such clauses, the Trustee, acting at the direction of the Series Required Investor Certificateholders of such Series, by written notice to the Sellers' Representative (the "RAPID AMORTIZATION NOTICE") declares that, as of the date of such notice, a Rapid Amortization Commencement Date has occurred with respect to such Series. In the case of any event set forth in SECTION 7.1(d) or (g) above, a Rapid Amortization Commencement Date with respect to all Series will be deemed to have occurred without any notice or other action on the part of the Trustee immediately upon the occurrence of such event. In the case of any event set forth above other than in SECTION 7.1(d), a Rapid Amortization Commencement Date will be deemed to have been rescinded with respect to a Series if the Trustee, at the direction of the Series Required Investor Certificateholders of such Series, by written notice to the Sellers' Representative, declares that such Rapid Amortization

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Commencement Date has been deemed not to have occurred (such written notice, a
"WAIVER NOTICE"); PROVIDED, HOWEVER, such Waiver Notice shall not affect a Rapid Amortization Notice given with respect to any other Series. Any Waiver Notice shall be given within the period commencing on the date on which the Rapid Amortization Commencement Date has been deemed to have occurred and the date of the second Distribution Date immediately following such date (the "NOTICE PERIOD"). During the Notice Period with respect to a Series, all Collections allocable to such Series will be deposited in the Certificate Account for such Series until the amount on deposit in the applicable Certificate Account equals an amount sufficient to pay such Series' Series Percentage of the Trustee Fee and the Servicing Fee and to pay the Certificate Balance of such Series plus interest thereon at the Certificate Rate (calculated as during a Rapid Amortization Period) through the expiration of the Notice Period; PROVIDED, HOWEVER, that until the expiration of the Notice Period, distributions to the Certificateholders (other than any Seller or Affiliate thereof or any Subordinated Certificateholder) will continue to be made on each Distribution Date. Notwithstanding the foregoing, the Series Required Investor Certificateholders of a Series may not direct the Trustee to give a Rapid Amortization Notice with respect to such Series if a Rapid Amortization Event of the type described at SECTION 7.1(a), (b) OR (c) above arises solely as a result of a failure to pay or perform or a breach with respect to terms or conditions of a Supplement relating to another Series.

     Section 7.2 ADDITIONAL RAPID AMORTIZATION EVENTS. A Supplement may specify events in addition to those specified in SECTION 7.1 above which will constitute Rapid Amortization Events with respect to the Series to which such Supplement relates; PROVIDED, HOWEVER, that the procedures for giving a Rapid Amortization Notice shall not differ from those set forth in the final paragraph of SECTION
7.1 and shall have the consequences specified in SECTION 7.3 below.

     Section 7.3  ADDITIONAL REMEDIES OF CERTIFICATEHOLDERS.

          (a) If any Rapid Amortization Commencement Date, based on a Rapid Amortization Event other than those events described in SECTION 7.1(d) above shall have occurred and shall have not been rescinded, Collections shall be distributed in accordance with this Master Trust Agreement and the applicable Supplement.

          (b) From and after the occurrence of any Rapid Amortization Event, until the earlier of (i) the date on which all principal and interest on the Certificates of the Series to which the Rapid Amortization Event applies have been paid in full and all such Series' Series Percentage of the Trustee's Fees and Servicer's fees have been paid in full and (ii) the commencement of the Notice Period, Collections shall continue to be deposited into the Collection Account and applied as required in this Master Trust Agreement and each applicable Supplement.

                                  ARTICLE VIII

                                   THE TRUSTEE

     Section 8.1  DUTIES OF TRUSTEE.

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          (a)     RIGHTS AND POWERS. The Trustee undertakes to perform such
duties and only such duties as are specifically set forth in this Master Trust Agreement, and no implied covenants or obligations shall be read into this Master Trust Agreement against the Trustee. Following the occurrence and during the continuance of any default actually known to a Responsible Trustee Officer in the payment or performance of the duties and obligations of any Seller, the Guarantor, the Servicer, the Sellers' Representative, TMM Multimodal, Newco or Grupo TFM under any Transaction Document, the Trustee shall exercise such of the rights and powers vested in it by this Master Trust Agreement or any other Transaction Document, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) WEEKLY REPORTS. Not later than 2:00 p.m. (New York City time) on each Weekly Allocation Day, the Trustee (in consultation with the Servicer, to the extent deemed necessary by the Trustee) shall prepare and deliver to the Sellers, the Servicer and the Paying Agent a report with respect to each outstanding Series (the "WEEKLY TRUSTEE REPORT") in substantially the form set forth in EXHIBIT B hereto.

          (c) TRUSTEE REPORT. Unless otherwise stated in the related Supplement with respect to any Series, prior to each Transfer Date, the Trustee (in consultation with the Servicer, to the extent deemed necessary by the Trustee) shall prepare a certificate (the "MONTHLY TRUSTEE REPORT") of a Responsible Trustee Officer in the form of EXHIBIT D hereto setting forth, with respect to the next succeeding Distribution Date (i) the total amount to be distributed on such Distribution Date to Certificateholders of each Series then outstanding, (ii) the amount of the distribution to be made on such Distribution Date allocable to principal on the Certificates of all Series then outstanding,
(iii) the amount of the distribution to be made on such Distribution Date allocable to interest on the Certificates of all Series then outstanding, (iv) the aggregate amount of Collections, Receivable Shortfall Payments and other payments by the Sellers to the Trust received during the Related Collection Period and allocated in respect of the Certificates of all Series then outstanding, (v) the Aggregate Certificate Balance as of the preceding Distribution Date, (vi) the Receivables Coverage Ratio and the Generation Coverage Ratio as of the succeeding Distribution Date (as provided by the Servicer to the Trustee), (vii) whether, with respect to each Series then outstanding, there has occurred any Rapid Amortization Event or Unmatured Rapid Amortization Event, and (viii) such other matters as are set forth in EXHIBIT D hereto (including a schedule to the Monthly Trustee Report specifying the matters with respect to each Series, as required by the applicable Supplement). The Trustee shall deliver the Monthly Trustee Report to the Paying Agent (if the Paying Agent is not the Trustee), the Sellers' Representative and the Servicer not later than the Transfer Date. On each Distribution Date, the Paying Agent shall forward the Monthly Trustee Report to each Certificateholder of record.

          (d) EXECUTION OF OPTION AGREEMENT; PUT OPTION AGREEMENT; TMM PORT OPTION AND PUT AGREEMENTS; FUTURE EXECUTION OF NEWCO PORT OPTION AND PUT AGREEMENTS. (i) The Trustee, at the written direction of the Series 2001-A Certificateholders, has executed and delivered the Option Agreement, Put Option Agreement and the TMM Port Option and Put Agreements and will, if instructed by the Series 2001-A Certificateholders, enter into the Newco Port Option and Put Agreements or consent to the assumption by Newco of TMM's rights and obligations under the TMM Port Option and Put Agreements. Except as provided below in (ii) and (iii), which (ii) and (iii) paragraphs shall be applied solely with respect to the Option

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Agreement and Put Option Agreement and not with respect to the TMM Port Option and Put Agreements or the Newco Port Option and Put Agreements, prior to the Series 2001-A Repayment Date, the Trustee will take such actions as contemplated by the Option Agreement, the Put Option Agreement, the TMM Port Option and Put Agreements or the Newco Port Option and Put Agreements, as applicable, only as instructed and directed by the Series 2001-A Series Required Investor Certificateholders in their sole and absolute discretion and in no event shall the Trustee or any Series 2001-A Certificateholder have any liability to any other Certificateholder or Person (including, without limitation, the Series 2002-A Certificateholder) for any action taken by them or at their instruction (including any enforcement of any remedy or any waiver) in their sole discretion, or any failure to act or any delay in acting with respect to the Option Agreement or Put Option Agreement, and such Series 2001-A Certificateholders shall be authorized to, or to direct the Trustee to, amend, modify or terminate the Option Agreement or Put Option Agreement in any manner without liability to any other Certificateholders or Persons, whether or not any such action, failure to act, modification, amendment or termination adversely affects the rights or abilities of any Certificateholder of another Series, including the ability of any Certificateholder of another Series to collect Proceeds or receive any payment following the Series 2001-A Repayment Date; PROVIDED, HOWEVER, the foregoing shall not be deemed a waiver by the Series 2002-A Certificateholders of their right to share in any Multimodal Prepayment Proceeds and Port Shares Prepayment Proceeds actually paid to the Trustee pursuant to SECTION 4.3 hereof; and; PROVIDED, FURTHER, that the foregoing shall not be deemed a waiver by TMM Multimodal, TMM or, after its formation, Newco of any specified rights either of them may have under the terms of the Option Agreement, Put Option Agreement, the TMM Port Option and Put Agreements or the Newco Port Option and Put Agreements, as applicable, to approve any such amendment or modification.

     (ii) The Series 2001-A Series Required Investor Certificateholders shall provide the Series 2002-A Series Required Investor Certificateholders with at last three (3) Business Days prior written notice (such notice, a "PROPOSED INSTRUCTION NOTICE") before instructing the Trustee to deliver an "Exercise Notice" (as such term in defined in the Option Agreement). During such three (3) Business Days period (such period, the "CONSULTATION PERIOD"), such Series 2001-A Certificateholders shall consult with the representatives of such Series 2002-A Certificateholders regarding the decision to instruct the Trustee to deliver the Exercise Notice. In addition, if the Trustee is instructed to provide an Exercise Notice, such Series 2001-A Certificateholders shall also instruct the Trustee to provide such Series 2002-A Certificateholders with copies of all material communications and notifications issued by the Trustee in the exercise of any remedies taken by the Trustee in respect of the Option Agreement or Put Agreement. Except for such consultation and notice rights and except as otherwise provided in paragraph (iii) below, such Series 2001-A Certificateholders shall have the sole right and discretion to direct and instruct the Trustee pursuant to paragraph (i) above, and the Series 2002-A Certificateholders hereby agree not to provide to the Trustee any instruction or direction contrary in any way to any instruction or direction so provided by such Series 2001-A Certificateholders to the Trustee. Except as otherwise provided in paragraph (iii) below, the Trustee acknowledges its obligations to act solely upon the directions or instructions provided by such Series 2001-A Certificateholders.

     (iii) At any time following the earlier of (a) the date that the Series 2001-A Series Required Investor Certificateholders give a Proposed Instruction Notice or (b) if a Proposed Instruction Notice has not been given, the date which is fifteen (15) Business Days following the

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occurrence and during the continuance of an Exercise Event (as such term in defined in the Option Agreement), the Series 2002-A Certificateholders shall have the right, upon advance written notice (the "PURCHASE NOTICE") to the Series 2001-A Certificateholders, to purchase all (but not less than all) of the Series 2001-A Certificates at a purchase price equal to the Series 2001-A Full Repurchase Payment. Such Purchase Notice shall state the date of such purchase (the "PURCHASE DATE"), which Purchase Date shall be a Business Day not earlier than two (2) Business Days and nor later than five (5) Business Days after the date such Purchase Notice is given. The Purchase Notice and such election to purchase shall become irrevocable upon the giving of such a Purchase Notice. The Series 2002-A Certificateholder that first gives a Purchase Notice is hereinafter referred to as the "SERIES 2002-A PURCHASER". At all times following the delivery of the Purchase Notice and through and including the Purchase Date, the Series 2001-A Certificateholders hereby agree not to instruct the Trustee to take any actions with respect to the Option Agreement or Put Option Agreement unless such instruction has been approved by the Series 2002-A Purchaser, which approval may be withheld by it in its sole discretion; PROVIDED, HOWEVER, that prior to the Purchase Date, none of the Series 2002-A Certificateholders, including the Series 2002-A Purchaser, shall give any instruction with respect to the Option Agreement or Put Option Agreement to the Trustee. At least one (1) Business Day prior to the Purchase Date, the Series 2002-A Purchaser shall pay to the Trustee in immediately available funds in Dollars an amount equal to the Series 2001-A Full Repurchase Payment, which the Trustee shall deposit into the Series 2001-A Certificate Account. On the Purchase Date, the Paying Agent shall distribute to the Series 2001-A Certificateholders such Series 2001-A Full Repurchase Payment amount pro rata in accordance with their respective Series 2001-A Certificate Balances and each Series 2001-A Certificateholder upon the receipt of the amounts payable to it shall transfer its Series 2001-A Certificates to the Series 2002-A Purchaser in accordance with the transfer requirements set forth in Article IX of the Series 2001-A Supplement.

          (e) EXAMINATION OF DOCUMENTS. The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Master Trust Agreement, shall examine them to determine whether they substantially conform to the requirements of this Master Trust Agreement, but the Trustee will be under no obligation to verify the contents thereof. The Trustee shall give prompt written notice to any Enhancement Provider affected thereby and the Certificateholders (or, in the case of Bearer Certificateholders, notice by publication in the manner described in the related Supplement) of any material lack of conformity of any such instrument to the applicable requirements of this Master Trust Agreement discovered by the Trustee which would entitle such Enhancement Provider or a specified percentage of the Certificateholders, as the case may be, to take any action pursuant to this Master Trust Agreement.

          (f) LIMITATION ON LIABILITY. Subject to SECTION 8.1(a) above, no provision of this Master Trust Agreement shall be construed to relieve the Trustee from liability for its own gross negligence, negligence in the handling of funds or willful misconduct; PROVIDED, HOWEVER, that:

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                  (i)    the Trustee shall not be personally liable for an error
     of judgment made in good faith, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts or negligent in the handling of funds;

                  (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Cumulative Required Investor Certificateholders, Cumulative Required Investor Certificateholders (Super Majority), Series Required Investor Certificateholders or Series Required Investor Certificateholders (Super Majority), as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Master Trust Agreement; and

                  (iii) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (g) IMPAIRMENT OF INTERESTS OF THE TRUST. Except for actions expressly authorized by this Master Trust Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in the Purchased Receivables now existing or hereafter created or to impair the value of the Purchased Receivables now existing or hereafter created.

          (h) LIMITATION ON POWER. The Trustee shall have no power to vary the corpus of the Trust including, without limitation, the power to (i) accept any substitute obligation for the Purchased Receivables, (ii) add any other investment, obligation or security to the Trust or otherwise encumber the Trust Assets, or (iii) withdraw from the Trust or sell, transfer, alienate, pledge, hypothecate or otherwise dispose of the Purchased Receivables, except as specifically set forth in the Transaction Documents following a Rapid Amortization Event and upon any optional or mandatory repurchase of the Trust Assets as specified in the applicable Supplement or any other reassignment or repurchase of the Trust Assets permitted under any Supplement.

          (i) PERFORMANCE OF DUTIES. In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Master Trust Agreement, the Trustee shall be obligated promptly upon a Responsible Trustee Officer's obtaining actual knowledge thereof to perform such obligation, duty or agreement or cause such obligation, duty or agreement to be performed in the manner so required.

     Section 8.2 CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 8.1 above:

          (a) the Trustee may conclusively rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request,

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consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented to it pursuant to this Master Trust Agreement by the proper party or parties;

          (b) the Trustee may consult with counsel reasonably selected by the Trustee, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Master Trust Agreement or any Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Master Trust Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

          (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Master Trust Agreement;

          (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by (i) any Enhancement Provider or (ii) the Cumulative Required Investor Certificateholders, Cumulative Required Investor Certificateholders (Super Majority), Series Required Investor Certificateholders or Series Required Investor Certificateholders (Super Majority), as applicable; PROVIDED, HOWEVER, that the Enhancement Provider shall reimburse the Trustee for any reasonable out-of-pocket expenses resulting from any such investigation requested by it;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, nominee, custodian or attorney appointed with due care by it hereunder;

          (g) except as may be required by SECTION 8.1(a) above, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Purchased Receivables for the purpose of establishing the presence or absence of defects, the compliance by any Seller or the Servicer with its respective representations and warranties or for any other purpose;

          (h) the Trustee shall not be deemed to have notice of any Rapid Amortization Event or Unmatured Rapid Amortization Event unless a Responsible Trustee Officer has actual knowledge thereof or unless written notice of any such event which is in fact such an event is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Master Trust Agreement;

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          (i)     the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder on behalf of the Trustee and who is acting in accordance herewith.

          (j) the Trustee may request that the Sellers and the Servicer deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Master Trust Agreement, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

          (k) beyond the exercise of reasonable care in the custody thereof and except as provided for in this Master Trust Agreement and any Supplement, the Trustee shall have no duty as to any Purchased Receivables or any Trust Assets in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto. The Trustee shall not be liable or responsible for any loss or diminution in the value of any Trust Assets, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee reasonably selected by the Trustee in good faith; and

          (l) the Trustee shall not be responsible for the existence, genuineness or value of any of the Purchased Receivables or other Trust Assets or for the validity, perfection, priority or enforceability of any lien or security interest in any of the Trust Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or wilful misconduct on the part of the Trustee, for the validity or sufficiency of the Trust Assets or any agreement or assignment contained therein, for the validity of the title of the Sellers to the Trust Assets, for the registration of the Trust Assets with any governmental authority, for insuring the Trust Assets or for the payment of taxes, charges, assessments or liens upon the Trust Assets or otherwise as to the maintenance of the Trust Assets, provided, however, that nothing in this SECTION 8.2(l) shall modify, reduce or have any effect on the Trustee's express obligations contained in this Master Trust Agreement or any Supplement.

     Section 8.3 TRUSTEE FEES AND EXPENSES. The Trustee shall be entitled to receive (from Collections or, in connection with a Receivable Shortfall Payment or any other payments required to be made by the Sellers or the Sellers' Representative under any applicable Supplement, from the Sellers' Representative other than the Proceeds) the Trustee Fees as compensation for all services rendered by it in the execution of the Trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee; PROVIDED, HOWEVER, that the Trustee shall only be entitled to claim the applicable Series Percentage of such Trustee Fee from Collections or other payments allocable to the applicable Series. In addition, the Sellers' Representative shall pay or reimburse the Trustee (without reimbursement from the Collection Account, any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Master Trust Agreement (including the reasonable fees and expenses of

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its agents, any co-Trustees and counsel) except any such expense, disbursement or advance as may arise from the gross negligence, negligence in the handling of funds or willful misconduct by the Trustee. The obligations of the Seller under this SECTION 8.3 shall survive the termination of the Trust and the resignation or removal of the Trustee.

     Section 8.4 ELIGIBILITY REQUIREMENTS FOR TRUSTEE; TERMINATION OF QUALIFIED INSTITUTION.

          (a) The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$50,000,000 and subject to supervision or examination by federal or state authority and with a long-term debt rating of at least BBB by Standard & Poor's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this SECTION 8.4, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this SECTION 8.4, the Trustee shall promptly resign in the manner and with the effect specified in SECTION 8.5 below.

          (b) If the Trustee ceases to be a Qualified Institution, then the Trustee shall (i) provide the Sellers' Representative, the Servicer and the Cumulative Required Investor Certificateholders (Super Majority) with prompt written notice that it is no longer a Qualified Institution and (ii) transfer the funds deposited in all Series Accounts to another Qualified Institution designated by the Servicer, and reasonably acceptable to the Cumulative Required Investor Certificateholders (Super Majority) and (iii) otherwise give such written notices and execute such written instructions as required by this Master Trust Agreement, the Control Agreement or the Conversion Agreement, within 10 Business Days of the day on which the Trustee ceased to be a "Qualified Institution".

     Section 8.5  RESIGNATION OR REMOVAL OF TRUSTEE.

          (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Servicer with a copy to each Enhancement Provider. In addition, the Trustee may be removed by the Cumulative Required Investor Certificateholders (Super Majority) if they deliver written notice to the Trustee to the effect that they have elected to remove the Trustee for cause and the Servicer (provided that no Rapid Amortization Event shall have occurred and be continuing) consents to such removal (which consent shall not be unreasonably withheld or delayed). Upon receiving such notice of resignation or removal, such Investor Certificateholders shall promptly appoint a successor trustee, reasonably acceptable to the Servicer, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee, subject to the consent of the Enhancement Provider of any Series (if the Supplement relating to such Series so requires), which consent shall not be unreasonably withheld. If no successor trustee shall have been so appointed and have accepted within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

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          (b)     If at any time the Trustee shall cease to be eligible in
accordance with the provisions of SECTION 8.4 above and shall fail to resign after written request therefor by the Investor Certificateholders described in
SECTION 8.5(a) above, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then such Investor Certificateholders may remove the Trustee and promptly appoint a successor trustee, reasonably acceptable to the Servicer, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this SECTION 8.5 shall not become effective until acceptance of appointment by the successor trustee as provided in SECTION 8.6 below and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee.

          (d) Prior to its removal or resignation, the Trustee shall give such written notices and execute such written instructions as required by the Master Trust Agreement, the Control Agreement or the Conversion Agreement.

     Section 8.6  SUCCESSOR TRUSTEE.

          (a) Any successor trustee appointed as provided in SECTION 8.5 above shall execute, acknowledge and deliver to the Sellers and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee, provided all sums then due and payable to it hereunder have been paid, shall deliver to the successor trustee all documents and statements held by it hereunder, and the Sellers and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b) No successor trustee shall accept appointment as provided in this SECTION 8.6 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of SECTION 8.4 above.

          (c) Upon acceptance of appointment by a successor trustee as provided in this SECTION 8.6, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register. Notice to Bearer Certificateholders shall be given in the manner provided in the related Supplement.

     Section 8.7 MERGER OR CONSOLIDATION OF TRUSTEE. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee

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hereunder, PROVIDED that such corporation shall be eligible under the provisions of SECTION 8.4 above, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.8  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

          (a) Notwithstanding any other provisions of this Master Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or a separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the trust, or any part thereof, and, subject to the other provisions of this SECTION 8.8, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under SECTION 8.4 above and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under SECTION 8.6 above.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Master Trust Agreement and the conditions of this ARTICLE VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Master Trust Agreement, specifically including every provision of this Master Trust Agreement relating to the conduct of, affecting the

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liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Master Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.9 TAX RETURNS. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for a signature. The Trustee shall deliver the signed tax returns to the Servicer within five (5) Business Days after its receipt thereof, but the Trustee shall have no obligation to confirm the contents of the tax returns. The Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five (5) days prior to the date it is required by law to be distributed to Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust and shall, upon request, execute such returns. In no event shall the Trustee be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation U.S. federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

     Section 8.10 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under this Master Trust Agreement or any Series of Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders of any Series in respect of which such judgment has been obtained.

     Section 8.11 SUITS FOR ENFORCEMENT. If the Servicer or any Seller (for 30 days after written notice of such failure from the Trustee) fails to take any action it is required to take pursuant to this Master Trust AGREEMENT, the Trustee, in its discretion may proceed to protect and enforce its rights and the rights of the Certificateholders of any Series under this Master Trust Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Master Trust Agreement or in aid of the execution of any power granted in this Master Trust Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders of any Series.

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     Section 8.12 RIGHTS OF CERTIFICATEHOLDERS TO DIRECT TRUSTEE. Subject to
SECTIONS 8.1(d), (f) and (g) and SECTION 8.2(c) above, the Cumulative Required Investor Certificateholders, Cumulative Required Investor Certificateholders (Super Majority), Series Required Investor Certificateholders and Series Required Investor Certificateholders (Super Majority), as applicable, shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; PROVIDED, HOWEVER, that, subject to SECTION 8.1 above, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Trustee Officer or Responsible Trustee Officers, determine that the proceedings so directed would be illegal or involve it in personal liability; and PROVIDED FURTHER that nothing in this Master Trust Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of such Holders of Investor Certificates.

     Notwithstanding any provision in this Master Trust Agreement, if Investor Certificates are held by a Seller, or any of its Affiliates, such Persons shall not be permitted to participate in any decisions made by, or instructions given to, the Trustee by the Investor Certificateholders.

     Section 8.13 REPRESENTATIONS AND WARRANTIES OF TRUSTEE. The Trustee represents and warrants, as of the Document Closing Date and (unless otherwise specified in the applicable Supplement) as of the Initial Closing Date and each subsequent Closing Date, including the Third Closing Date, that:

          (a) it is a New York banking corporation organized, existing and in good standing under the laws of the State of New York and its principal office and place of business is not located in Mexico;

          (b) it has full power and authority to execute, deliver and perform this Master Trust Agreement and each Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Master Trust Agreement and each Supplement; and

          (c) this Master Trust Agreement and each Supplement have been duly executed and delivered by it.

     Section 8.14 MAINTENANCE OF OFFICE OR AGENCY. Each of the Trustee, the Paying Agent and the Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York (or London in the case of Bearer Certificates), an office or offices or agency or agencies where notices and demands to or upon the Trustee, the Paying Agent or the Transfer Agent and Registrar in respect of the Certificates and this Master Trust Agreement may be served. Each of the Trustee, the Paying Agent and the Transfer Agent and Registrar initially appoints the Corporate Trust Office as its office for such purposes in New York. The Trustee, the Paying Agent or the Transfer Agent and Registrar, as applicable, will give prompt written notice to the Servicer, each Enhancement Provider and to Certificateholders (in the case of Bearer Certificates, in the manner provided in the related Supplement) of any change in the location of the Certificate Register or any such office or agency.

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     Section 8.15 TRUSTEE MAY OWN CERTIFICATES. The Trustee or any Affiliate may
in its individual capacity, as well as in a fiduciary capacity, become the owner of Certificates, and the Trustee or any Affiliate may otherwise extend credit to a Seller, but the Trustee (in its capacity as the owner of any Certificate) shall not participate in decisions made or instructions given to the Trustee by the Certificateholders as a group. The Trustee may otherwise deal with any Seller and the Servicer with the same rights as it would have if it were not the Trustee.

     Section 8.16 INDEMNIFICATION OF TRUSTEE. TMM, on behalf of itself and each of the other Sellers, shall indemnify and hold harmless the Trustee, each Paying Agent, each Transfer Agent and Registrar and their respective officers, directors, employees or agents (each, a "TRUSTEE INDEMNIFIED PARTY") from and against any Indemnified Loss (whether on account of settlements or otherwise, and whether or not the relevant Trustee Indemnified Party is a party to any action or proceeding that gives rise to Indemnified Losses) suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of or in connection with the acceptance or administration of any Transaction Document or the use of proceeds therefrom or the trusts hereunder and thereunder and its duties hereunder or thereunder, including in the case of the Trustee, Indemnified Losses suffered or sustained (i) while performing any duties or obligations of the Paying Agent or Transfer Agent and Registrar pursuant to
SECTION 8.1(h) above or (ii) with respect to the signing of tax returns pursuant to SECTION 8.9 above; PROVIDED, HOWEVER, that TMM shall not indemnify any Trustee Indemnified Party to the extent of any Indemnified Losses which are found in a final judgment of a court of competent jurisdiction to have been caused by gross negligence or willful misconduct by such Trustee Indemnified Party. The obligations of the Sellers under this SECTION 8.16 are full recourse obligations and shall survive the termination of the Trust and the resignation or removal of the Trustee.

                                   ARTICLE IX

                                   TERMINATION

     Section 9.1 TERMINATION OF TRUST. The respective obligations and responsibilities of each Seller, the Servicer, the Paying Agent and the Trustee created hereby (other than the obligation of the Paying Agent to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in SECTION 3.4, SECTION 5.6, SECTION 6.9,
SECTION 8.1, SECTION 8.2, SECTION 8.16, and SECTION 9.3(b), on the Trust Termination Date.

     Section 9.2 MANDATORY REPURCHASE AND FINAL TERMINATION OF INVESTOR CERTIFICATES OF ANY SERIES. Provisions relating to the mandatory repurchase of any Series of Investor Certificates, if required with respect to any Series, shall be set forth in the related Supplement for such Series.

     Section 9.3  FINAL PAYMENT WITH RESPECT TO ANY SERIES.

          (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least five (5) Business Days prior notice from the Servicer to the Trustee) by the Trustee to Investor Certificateholders of such Series (and the Enhancement Provider if so provided in the

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related Supplement), mailed (or in the case of Bearer Certificates, published in the manner specified in the related Supplement) not later than the Determination Date preceding the date of such final distribution (or in the manner provided by the Supplement relating to such Series) specifying (i) the Distribution Date (which shall be the first Distribution Date after the date on which the deposit is made) upon which final payment of such Investor Certificates will be made upon presentation and surrender of such Investor Certificates at the office or offices therein designated (which, in the case of Bearer Certificates, shall be outside the United States), (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made to the Certificateholders on such Distribution Date only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in ARTICLE V of the applicable Supplement covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. Payments shall be made by the Paying Agent to the Investor Certificateholders in the same manner as provided in the applicable Supplement for other distributions. The Trustee shall give such notice to the Transfer
Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

          (b)     Notwithstanding the termination of the Trust pursuant to
SECTION 9.2 above or the occurrence of the Series Termination Date with respect to any Series, all funds then on deposit in the Collection Account, Sweep Account, Peso Denominated Account or any Series Account shall continue to be held in trust for the benefit of the Certificateholders of the related Series, and the Paying Agent shall pay such funds to the Certificateholders of the related Series upon surrender of their Certificates (which surrenders and payments, in the case of Bearer Certificates, shall be made only outside the United States). In the event that all of the Investor Certificateholders of any Series shall not surrender their Certificates for cancellation within six months after the date specified in the notice described in SECTION 9.3(a) above, the Trustee shall give a second written notice (in the case of Bearer Certificates, publication notice) to the remaining Investor Certificateholders of such Series upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one and one-half years after the second notice with respect to a Series, all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Investor Certificateholders. The Paying Agent shall pay to the Sellers' Representative upon request any monies held by them for the payment of the principal or interest which remains unclaimed for two (2) years. After payment to the Sellers' Representative, Investor Certificateholders entitled to the money must look solely to the Sellers for payment as general creditors unless an applicable abandoned property law designates another Person.

          (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Seller.

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     Section 9.4  SELLERS' TERMINATION RIGHTS. Upon the termination of the Trust pursuant to SECTIONS 9.1 and 9.3(b) above and the surrender of the Sellers' Certificate, the Subordinated Certificate and all Investor Certificates of all outstanding Series, the Trustee shall transfer to the Sellers' Representative for the benefit of the Holder of the Sellers' Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Purchased Receivables, whether then existing or thereafter created, all monies due or to become due with respect thereto and all proceeds thereof except for amounts held by the Trustee pursuant to SECTION 9.3(b) above. The Trustee shall execute and deliver such instruments of transfer and assignment, on behalf of the Trust, in each case without recourse, as shall be reasonably requested by the Sellers to vest in the Sellers all right, title and interest which the Trust had in the Purchased Receivables.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     Section 10.1 AMENDMENT.

          (a)     (i)    Any Transaction Document may be amended from time to
time by the Servicer, the Sellers and the Trustee, without the consent of any Holder of any outstanding Certificate, to cure any ambiguity, to correct a defect or to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or which may be required due to any change in applicable law, to add any other provisions with respect to matters or questions arising under this Master Trust Agreement or any Supplement which shall not be inconsistent with the provisions of this Master Trust Agreement or any Supplement; PROVIDED, HOWEVER, that such action shall not adversely affect in any material respect the interests of any Investor Certificateholder or violate or conflict with any other Master Trust Agreement Override Section. The Trustee shall be entitled to receive an Officers' Certificate and/or an Opinion of Counsel on these matters, prior to executing an amendment, and the Trustee shall be fully protected in relying thereon. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Master Trust Agreement or otherwise.

                  (ii) This Master Trust Agreement and any Supplement may be amended from time to time by the Servicer, the Sellers and the Trustee, without Certificateholder consent, to provide that Bearer Certificates issued with respect to any Series may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any interest on such Bearer Certificates, to permit such Bearer Certificates to be issued in exchange for Registered Certificates or Bearer Certificates of other authorized denominations or to permit the issuance of uncertificated certificates, subject to certain conditions that may be required at such time by the Trustee.

          (b) Any Transaction Document may also be amended from time to time by the Servicer, the Sellers and the Trustee with the consent of the Series Required Investor Certificateholders of each outstanding Series adversely affected by such amendment and also so long as the Series 2001-A Certificates are outstanding with the consent of the Series 2001-A Series Required Investor Certificateholders (Super Majority), which consent may be withheld in the sole and absolute discretion of the Series 2001-A Certificateholders, if such amendment

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would cause any Supplement other than the Series 2001-A Supplement to provide for (1) an earlier Expected Final Distribution Date or other maturity, (2) a greater level of amortization, (3) any additional or more restrictive covenants or Rapid Amortization Events, (4) additional optional or obligatory repurchase rights other than those set forth in the Series 2002-A Supplement in the form set forth in EXHIBIT P hereto or (5) increase the Certificate Balance of any other Series (and, to the extent provided in any Supplement, with the consent of the related Enhancement Provider, which consent shall not be unreasonably withheld) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Master Trust Agreement or any Supplement or modifying in any manner the rights of Certificateholders of any Series then issued and outstanding; PROVIDED, HOWEVER, that the right of any Enhancement Provider to consent pursuant to any Supplement to any such amendment shall be limited to matters involving (i) the provisions of this Master Trust Agreement which affect such Enhancement Provider, (ii) the provisions of the related Supplement, and (iii) the rights of Certificateholders of the related Series). Notwithstanding the foregoing, (I) no such amendment shall be permitted and no such amendment shall (x) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series, (y) change the definition of or the manner of calculating the Series Percentage or Certificate Balance of such Series or (z) reduce the percentage of the Certificate Balance required to consent to any such amendment, without, in each case, the consent of each Investor Certificateholder of each Series adversely affected thereby. In addition to and without limitation of the foregoing, no amendment or waiver of any restriction or prohibition (including any amendment or waiver of a definition related to or used with respect to such restriction or prohibition) on payments to any Series prior to the repayment in full of the Series 2001-A Certificateholders shall be effective without the consent of the Series 2001-A Series Required Investor Certificateholders (Super Majority) which consent may be withheld in the sole and absolute discretion of the Series 2001-A Certificateholders.

          (c) In connection with any amendment to any Transaction Document effected under SECTION 10.1(b) above, the Trustee shall be entitled to receive an Opinion of Counsel for the Seller and Servicer covering such matters as the Trustee may reasonably request.

          (d) Promptly after the execution of any amendment to any Transaction Document, the Trustee shall furnish such amendment to any related Enhancement Provider.

          (e) Promptly after execution of any amendment to any Transaction Document, the Trustee shall furnish written notice of the substance of each amendment to the Investor Certificateholders of each Series (or, with respect to an amendment of a Supplement, to the Investor Certificateholders of the applicable Series). The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Section 10.2 PROTECTION OF RIGHT, TITLE AND INTEREST TO TRUST.

          (a) Each Seller shall deliver to the Trustee file-stamped copies of, or filing receipts for, any financing statement recorded, registered or filed as provided in SECTION 2.7 above, as soon as available following such recording, registration or filing.

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          (b)     Within 30 days after any Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with SECTION 10.2(a) above materially misleading within the meaning of the UCC, such Seller shall give the Trustee written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Purchased Receivables and the proceeds thereof.

          (c) Each Seller and the Servicer will give the Trustee prompt written notice of any relocation of any office from which it services Purchased Receivables or keeps records concerning the Purchased Receivables (including the establishment of any office from which it services the Purchased Receivables or keeps records concerning the Purchased Receivables) or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Purchased Receivables and the proceeds thereof.

     Section 10.3 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Master Trust Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except with respect to the Investor Certificateholders as provided in SECTION 10.1 above) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third Person by reason of any action taken by the parties to this Master Trust Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provisions of this Master Trust Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Master Trust Agreement, unless an Affected Certificateholder or Series shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Master Trust Agreement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Master Trust Agreement, except

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in the manner herein provided and, subject to the rights of the Series 2001-A
Investor Certificateholders under SECTION 8.1(d) hereof and under Sections 3.1(a) and 7.1(a) of the Series 2001-A Supplement, for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this SECTION 10.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity. For purposes of this section, the term "AFFECTED CERTIFICATEHOLDER OR SERIES" shall mean any Certificateholder or the Series Required Investor Certificateholders that may be adversely affected but for the institution of such a suit, action or proceeding by the Trustee, which shall conclusively be deemed to mean (x) solely the Series 2001-A Series Required Investor Certificateholders with respect to any cause of action to enforce either SECTION 8.1(d) hereof or Section 3.1 or Section 7.1(a) of the Series 2001-A Supplement, or (prior to the Series 2001-A Repayment Date) the prohibition on payment at
Section 3.1(a) of the Series 2002-A Supplement or (y) solely the Series 2002-A Series Required Investor Certificateholders with respect to any cause of action to enforce either Section 3.1(b) or (following the Series 2001-A Repayment Date)
Section 3.1(a) of the Series 2002-A Supplement.

     Section 10.4 GOVERNING LAW. THIS MASTER TRUST AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT THAT SECTIONS 2.1, 2.2 AND 9.2 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF MEXICO, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     Section 10.5 NOTICES. All demands, notices, instructions and communications hereunder shall be in English and shall be in writing and shall be deemed to have been duly given if personally delivered at or sent by first class mail, facsimile or courier to and received by:

          (a) in the case of the Sellers, the Sellers' Representative, the Guarantor and the Servicer (if the Servicer is TMM), to Grupo TMM, S.A., Av. de la Cuspide No. 4755, 9th Floor, Mexico, D.F. C.P. 14010, Fax No. 011-5255-5666-1486, Attention: Chief Financial Officer, with a copy to Curtis, Mallet-Prevost, Colt & Mosle LLP, 101 Park Avenue, New York, New York 10178,
Attention: Roman Bninski, Esq., Fax No. 212-697-1559;

          (b) in the case of the Trustee, to The Bank of New York, 101 Barclay Street, Floor 21W, New York, NY 10286, Attention: Martin Reed, Global Structured Products Unit, Fax No. 212-815-3522; and

          (c) in the case of the Enhancement Provider for a particular Series, the address, if any, specified in the Supplement relating to such Series;

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Unless otherwise provided with respect to any Series in the related Supplement, any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the

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Certificate Register or, with respect to any notice required or permitted to be made to the Holders of Bearer Certificates, by publication in the manner provided in the related Supplement. Any notice so mailed within the time prescribed in this Master Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.6 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Master Trust Agreement shall for any reason whatsoever be held invalid, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Master Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Master Trust Agreement or of the Certificates or rights of the Certificateholders thereof.

     Section 10.7 CERTIFICATES NON-ASSESSABLE AND FULLY PAID. It is the intention of the parties to this Master Trust Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the undivided interests represented by the Certificates shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to SECTION 5.2 above are and shall be deemed fully paid.

     Section 10.8 FURTHER ASSURANCES. Each Seller, the Guarantor, Sellers' Representative and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Master Trust Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Purchased Receivables for filing under the provisions of any applicable jurisdiction.

     Section 10.9 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee, any Enhancement Provider or the Investor Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 10.10 COUNTERPARTS. This Master Trust Agreement may be executed in two (2) or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 10.11 THIRD-PARTY BENEFICIARIES. This Master Trust Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and, to the extent provided in the related Supplement, the Enhancement Provider named therein, and their respective successors and permitted assigns. Except as otherwise provided in SECTION 3.4 above, this
ARTICLE X and solely with respect to the rights of the Series 2001-A Certificateholders, as provided for in any Supplement, no other Person will have any right or obligation hereunder.

     Section 10.12 ACTIONS BY CERTIFICATEHOLDERS.

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          (a)     Wherever in this Master Trust Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder, unless such provision requires a specific percentage of Investor Certificateholders.

          (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent Holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     Section 10.13 RULE 144A INFORMATION. For so long as any of the Investor Certificates of any Series or any Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Sellers, the Servicer and the Trustee for such Series agree to cooperate with each other to provide to any Investor Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such an Investor Certificateholder upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy, as applicable, the condition set forth in Rule 144 A(d)(4) under the Securities Act.

     Section 10.14 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Trust Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Master Trust Agreement. This Master Trust Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 10.15 HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 10.16 BINDING EFFECT. This Master Trust Agreement and the other Transaction Documents to which TMM and each other Seller are a party will be binding upon and inure to the benefit of TMM, each other Seller, the Trustee, the Servicer, the Sellers' Representative, each Investor Certificateholder and their respective permitted successors and assigns hereunder and thereunder.

     Section 10.17 FORUM SELECTION AND SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO (AND ITS SUCCESSORS AND ASSIGNS) AGREES THAT ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, ANY TRANSACTION DOCUMENT OR ANY RELATED TRANSACTION, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ANY ACTIONS OF EACH SELLER OR THE SERVICER, OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH ANY TRANSACTION DOCUMENT OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH ANY TRANSACTION DOCUMENT OR ANY RELATED TRANSACTION, MAY BE BROUGHT AND MAINTAINED IN (i) THE COURTS OF THE STATE OF NEW YORK IN THE CITY

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OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF
NEW YORK AND (ii) SOLELY WITH RESPECT TO ACTIONS BROUGHT AGAINST IT AS DEFENDANT, THE COMPETENT COURTS OF ITS CORPORATE DOMICILE. EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO SUCH JURISDICTION FOR SUCH PURPOSE AND TO THE FULLEST EXTENT PERMITTED BY LAW, (A) IRREVOCABLY WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OR OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION DOCUMENTS BROUGHT IN ANY SUCH COURT; (B) IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (C) IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER IT. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ALL RIGHTS OF JURISDICTION IN ANY SUCH LITIGATION, WHICH IT MAY NOW OR HEREAFTER BE AFFORDED BY LAW, IN ANY OTHER FORUM. EACH OF THE PARTIES HERETO FURTHER AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY MANNER PROVIDED BY LAW. EACH OF THE SELLERS AND THE SERVICER HEREBY DESIGNATES THE CT CORPORATION SYSTEM WITH OFFICES CURRENTLY LOCATED AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011 AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT; IN THE EVENT THAT SUCH AGENT OR ANY SUCCESSOR SHALL CEASE TO BE LOCATED IN THE BOROUGH OF MANHATTAN, EACH SELLER AND THE SERVICER SHALL PROMPTLY AND IRREVOCABLY BEFORE THE RELOCATION OF SUCH AGENT FOR SERVICE OF PROCESS, IF PRACTICABLE, OR PROMPTLY THEREAFTER, DESIGNATE A SUCCESSOR AGENT, WHICH SUCCESSOR AGENT SHALL BE LOCATED IN THE BOROUGH OF MANHATTAN, AND NOTIFY THE OTHER PARTIES HERETO, TO ACCEPT ON ITS BEHALF SERVICE OF ANY AND ALL LITIGATION, PROCESS OR OTHER DOCUMENTS HEREUNDER OR ARISING HERE FROM, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH SELLER AND THE SERVICER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO THE RELEVANT SELLER AND/OR THE SERVICER, AS APPLICABLE, AT ITS ADDRESS FOR NOTICES SET FORTH IN SECTION 10.5 OF THIS MASTER TRUST AGREEMENT.

     Section 10.18 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER ANY TRANSACTION DOCUMENT OR ANY RELATED TRANSACTION, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH ANY TRANSACTION DOCUMENT

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OR ANY RELATED TRANSACTION, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL
BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     Section 10.19 CONFIDENTIALITY. The Trustee shall hold all non-public information (which has been identified as such by the Sellers' Representative) obtained pursuant to the requirements of the Transaction Documents in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to any of its examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with the Transaction Documents or as reasonably required by any BONA FIDE transferee, participant or assignee (including pursuant to a put, purchase agreement or liquidity arrangement) or as required or requested by any governmental agency or representative thereof or pursuant to legal process.

     Section 10.20 SET-OFF. In addition to any rights and remedies of any Investor Certificateholder (each a "PROCEEDING PARTY") provided by law, upon the occurrence of any Rapid Amortization Event, each Proceeding Party is authorized at any time and from time to time, without prior notice to the Sellers, any such notice being waived by the Sellers to the fullest extent permitted by law, to proceed directly, by right of set-off, banker's lien, or otherwise, against any assets of the Sellers which may be in the hands of such Proceeding Party (including all general or special, time or demand, provisional or other deposits and other indebtedness owing by such Proceeding Party to or for the credit or the account of such Seller) and apply such assets against the Series 2001-A Certificate Balance, irrespective of whether such Proceeding Party shall have made any demand therefor. Each Investor Certificateholder agrees to promptly notify the Seller and the Trustee after any such set-off and application made by such Investor Certificateholder; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

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     IN WITNESS WHEREOF, the Sellers, the Servicer, the Guarantor and the
Trustee have caused this Master Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                              GRUPO TMM, S.A.,
                              as Seller, Sellers' Representative, Guarantor and Servicer

                              By:
                                 -----------------------------------------------
                              Name:
                              Title:

                              THE BANK OF NEW YORK, not in its individual capacity but solely as Trustee, Paying Agent, Transfer Agent and Registrar

                              By:
                                 -----------------------------------------------
                              Name:
                              Title:

                              TMM LOGISTICS, S.A. de C.V.,
                              as Seller

                              By:
                                 -----------------------------------------------
                              Name:
                              Title:

                              NAVIERA DEL PACIFICO, S.A. de C.V., as Seller

                              By:
                                 -----------------------------------------------
                              Name:
                              Title: